Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series
                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion
In sharp contrast to the stellar returns of 1995, the bond market had a tough year in 1996 as fears of an overheating economy made many fixed income investors nervous. Over the course of the year, the yield of the 30-year Treasury rose from its low of 5.95% at the beginning of the year to a high in early July of 7.20%, ending in mid range at 6.64%. With shorter maturities holding up best, the broad domestic bond market indices provided disappointing total returns of roughly 2% to 4%. Against this backdrop, the Standish Fixed Income Fund provided a good relative return of 5.48% versus 3.61% and 2.91% for the Lehman Brothers Aggregate and Government/Corporate Indices, respectively.

1996 started off on a weak note. The first and second quarters for the U.S. Treasury market were very difficult as investors reacted to economic reports that suggested a rapidly expanding economy. Consumer confidence, auto and housing sales, new orders and the much anticipated employment reports all contributed to the sell-off. The second half of the year was much better as fears of a runaway economy subsided, inflation statistics continued to show very little to worry about, and the election preserved the status quo. Above all, the Federal Reserve did not raise the discount rate. The overseas bond markets were much more investor friendly as weakening economies and increasing unemployment across Europe and Japan led to solid returns all year.

The fund's positive relative return was the result of a number of strategies that worked well throughout the year. Most importantly, the fund's allocation to nondollar bonds was maintained for the entire year and contributed significantly to outperformance. The strategy of focusing on the higher yielding countries proved especially beneficial as the political commitment to European Monetary Union (EMU) resulted in a convergence of yield spreads to Germany. Our proclivity to hedge currencies also added to performance as the dollar appreciated.

An overweighting in corporate bonds and solid security selection particularly among medium grade issuers also added to results. The mortgage sector performed well during the first half of the year and finished well despite a rallying market. We started to trim our mortgage allocation as the year ended in favor of U.S.
Treasuries and corporate bonds.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Fixed Income Fund have been invested in a "Portfolio" having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

As always, we thank you for your continued confidence as shareholders and hope that this information is helpful to you in reviewing your overall investment strategies.


Caleb F. Aldrich

                     Standish, Ayer & Wood Investment Trust
                        Standish Fixed Income Fund Series

     Comparison of Change in Value of $100,000 Investment in Standish Fixed
                                  Income Fund,
               Lehman Gov't/Corp Index and Lehman Aggregate Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Fixed Income Fund compared with the Lehman Gov't/Corp Index and Lehman Aggregate Index for the period March 30, 1987 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish  Fixed Income Portfolio (Portfolio) at value (Note 1A)                        $    2,616,111,481
     Receivable for Fund shares sold                                                                              11,189,329
     Other assets                                                                                                     65,572
                                                                                                            -----------------
        Total assets                                                                                           2,627,366,382

Liabilities
     Distribution payable                                                             $     17,828,221
     Payable for Fund shares redeemed                                                        5,885,122
     Accrued expenses and other liabilities                                                     24,770
                                                                                        ---------------
        Total liabilities                                                                                         23,738,113
                                                                                                            -----------------

Net Assets                                                                                                $    2,603,628,269
                                                                                                            =================

Net Assets consist of:
     Paid-in capital                                                                                      $    2,567,721,565
     Undistributed net investment income (loss)                                                                    5,299,151
     Accumulated net realized gain (loss)                                                                         (1,219,259)
     Net unrealized appreciation (depreciation)                                                                   31,826,812
                                                                                                            =================
        Total                                                                                             $    2,603,628,269
                                                                                                            =================

Shares of beneficial interest outstanding                                                                        126,807,250
                                                                                                            =================

Net asset value, offering price and redemption price per share                                            $           20.53
                                                                                                            =================
     (Net assets / shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B):
     Interest income                                                                                        $     57,577,069
     Dividend income (net of withholding tax expense of $8,394)                                                      669,192
     Interest income allocated from Portfolio                                                                    118,492,713
     Dividend income allocated from Portfolio                                                                      3,449,029
     Expenses allocated from Portfolio                                                                            (5,959,995)
                                                                                                              ---------------
        Total income                                                                                             174,228,008

     Expenses -
        Investment Advisory Fee (Note 3)                                               $       2,493,743
        Trustee fees                                                                              50,635
        Accounting, custody, and transfer agent fees                                             231,955
        Legal and audit fees                                                                     204,942
        Insurance                                                                                 20,524
        Miscellaneous                                                                             90,402
                                                                                         ----------------
            Total expenses                                                                                         3,092,201
                                                                                                              ---------------
               Net investment income (loss)                                                                      171,135,807
                                                                                                              ---------------

Realized and Unrealized Gain (Loss):

     Net realized gain (loss) from:
               Investment security transactions                                               13,818,375
               Financial futures                                                                 (77,350)
               Written option transactions                                                     1,799,333
               Foreign currency and forward foreign currency contracts                         3,872,910
     Net realized gain (loss) from Portfolio on:
               Investment security transactions                                               (2,396,986)
               Financial futures                                                                 459,448
               Written option transactions                                                     5,492,345
               Foreign currency and forward foreign currency contracts                        (1,683,196)
                                                                                         ----------------

     Net realized gain (loss)                                                                                     21,284,879

     Change in unrealized appreciation (depreciation) of investments from:
            Investment security transactions                                                (145,526,933)
            Financial futures                                                                     14,559
            Written option transactions                                                          560,849
            Foreign currency and forward foreign currency contracts                              648,048
            From Portfolio                                                                    87,004,141
                                                                                         ----------------
     Net change in unrealized appreciation (depreciation)                                                        (57,299,336)
            Net realized and unrealized gain (loss)                                                              (36,014,457)
                                                                                                              ---------------
            Net increase (decrease) in net assets resulting from operations                                 $    135,121,350
                                                                                                              ===============


                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                       Statements of Changes in Net Assets


                                                                                       Year Ended               Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                               ----------------------     -----------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                   $           171,135,807    $            145,836,911
     Net realized gain (loss)                                                             21,284,879                  23,525,323
     Change in net unrealized appreciation (depreciation)                                (57,299,336)                166,624,878
                                                                               ----------------------
                                                                                                          -----------------------
        Net increase (decrease) in net assets from operations                $           135,121,350    $            335,987,112
                                                                               ----------------------     -----------------------

Distributions to shareholders
     From net investment income                                              $          (176,422,831)   $           (142,241,343)
                                                                               ----------------------     -----------------------

Fund share (principal) transactions, (Note 6)
     Net proceeds from sale of shares                                        $           425,224,438    $            569,023,301
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                             130,822,616                 100,609,209
     Cost of shares redeemed                                                            (178,224,191)               (239,204,674)
                                                                               ----------------------
                                                                                                          -----------------------
Increase (decrease) in net assets from Fund share transactions               $           377,822,863    $            430,427,836
                                                                               ----------------------
                                                                                                          -----------------------

        Net increase (decrease) in net assets                                $           336,521,382    $            624,173,605

Net Assets:
     At beginning of period                                                            2,267,106,887               1,642,933,282
                                                                               ----------------------
                                                                                                          -----------------------

     At end of period (including undistributed net investment income of      $         2,603,628,269    $          2,267,106,887
                                                                               ======================     =======================
     $5,299,151 and $3,798,973 at December 31, 1996 and 1995, respectively)

                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                              Financial Highlights



                                                                                             Year Ended December 31,
                                                        ------------------------------------------------------------------
                                                           1996 (3)            1995             1994              1993
                                                        -------------     -------------     ------------     -------------

Net asset value - Beginning of period               $           20.92 $           18.91 $          21.25 $           20.55
                                                        -------------     -------------     ------------     -------------

Income from investment operations:
     Net investment income                                      $1.46             $1.35            $1.25             $1.50
     Net realized and unrealized gain
        (loss) on investments                                   (0.37)             2.08            (2.29)             1.45

                                                        -------------     -------------     ------------     -------------
Total from investment operations                                $1.09             $3.43           ($1.04)            $2.95
                                                        -------------     -------------     ------------     -------------

Less distributions to shareholders:
     From net investment income                                ($1.48)           ($1.42)          ($1.10)           ($1.51)
     In excess of net investment income                    -                 -                 -                     (0.04)
     From net realized gains on investments                -                 -                     (0.04)            (0.70)
     From paid-in capital                                  -                 -                     (0.16)       -
                                                        ------------     -------------     ------------     -------------
        Total distributions declared to shareholders           ($1.48)           ($1.42)          ($1.30)           ($2.25)
                                                                        -------------     ------------     -------------
                                                        -------------

     Net asset value - end of period                $           20.53 $           20.92 $          18.91 $           21.25
                                                        =============     =============     ============     =============

Total Return                                                     5.48%            18.54%           -4.86%            14.64%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                0.38%             0.38%            0.38%             0.40%
     Net investment income                                       7.13%             7.80%            7.25%             7.07%

     Portfolio Turnover (2)                                       49%              132%             122%              150%


Net assets, end of year (000 omitted)               $      2,603,628    $    2,267,107    $   1,642,933    $    1,307,099


*    Audited by other auditors
(1)  Includes the Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.



                     Standish, Ayer & Wood Investment Trust
                           Standish Fixed Income Fund

                              Financial Highlights
                                  (continued)


                                                             Year Ended December 31,
                                                           ---------------------------
                                                              1992 *           1991
                                                           -----------     -----------

Net asset value - Beginning of period                  $         20.96 $         19.56
                                                           -----------     -----------

Income from investment operations:
     Net investment income                                       $1.59           $1.68
     Net realized and unrealized gain
        (loss) on investments                                    (0.18)           1.66

                                                           -----------     -----------
Total from investment operations                                 $1.41           $3.34
                                                           -----------     -----------

Less distributions to shareholders:
     From net investment income                                 ($1.52)         ($1.49)
     In excess of net investment income                      -
     From net realized gains on investments                      (0.30)          (0.45)
     From paid-in capital                                    -
                                                          -----------     -----------
        Total distributions declared to shareholders            ($1.82)         ($1.94)
                                                         -----------     -----------


     Net asset value - end of period                   $         20.55 $         20.96
                                                           ===========     ===========

Total Return                                                      6.88%          17.65%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                 0.41%           0.46%
     Net investment income                                        7.61%           8.28%

     Portfolio Turnover (2)                                       217%            176%


Net assets, end of year (000 omitted)                    $    919,909    $    631,457


*    Audited by other auditors
(1)  Includes the Fund's share of Standish Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.



                           Notes to Financial Statements

(1)       Significant Accounting Policies:
         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.
          On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         The Fund records its investments in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C...Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D...Other-
         All net investment income and realized and unrealized gains and losses of each Portfolio are allocated pro rata among its respective investors in the Portfolio.

(2)       Distributions to Shareholders
         Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction by capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid monthly at the annual rate of 0.40% of the Fund's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. SA&W has voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Fund's average daily net assets. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:

                                       Purchases              Sales


U.S. Government Securities              $827,067,931         $716,353,411
                                   ==================   ==================

Non-U.S. government securities          $416,284,103         $379,043,531
                                   ==================   ==================




(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $2,562,639,030 and $151,384,941, respectively.


(6)       Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                               Period Ended December 31, 1996

                                                                                 1996                 1995
                                                                           ------------------  -------------------

Shares sold                                                                       20,679,081           28,240,659
Shares issued in payment of distributions declared                                 6,418,558            4,933,561
Shares reacquired                                                                 (8,638,095)         (11,707,017)
                                                                           ==================  ===================
       Net increase (decrease)                                                    18,459,544           21,467,203
                                                                           ==================  ===================




(7).....Financial Instruments:

         Prior to the Fund's contribution of investable assets to the Portfolio on May 3, 1996, the following instruments were used for hedging purposes and were used to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund traded the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund used options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to enhance returns. Options, both held and written by the Fund are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period January 1, 1996 through May 3, 1996 is as follows:

                         Written Put Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts           Premiums
                                        ------------------   ------------------

Outstanding, beginning of period                        5              $41,775
      Options written                                  14            1,458,659
      Options exercised                                (3)            (229,294)
      Options expired                                  (6)            (346,698)
      Options closed                                   (1)             (37,976)
                                        ------------------   ------------------
Outstanding, prior to conversion                        9              886,446
      Options contributed to Portfolio                 (9)            (886,446)
                                        ------------------   ------------------
Outstanding, end of period                              0                   $0
                                        ==================   ==================


                        Written Call Option Transactions
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts           Premiums
                                      ------------------   ------------------

Outstanding, beginning of period                      4             $824,687
      Options written                                17            1,687,282
      Options exercised                               0                    0
      Options expired                                (6)          (1,066,295)
      Options closed                                 (4)            (546,547)
                                      ------------------   ------------------
Outstanding, prior to conversion                     11              899,127
      Options contributed to Portfolio              (11)            (899,127)
                                      ------------------   ------------------
Outstanding, end of period                            0                   $0
                                      ==================   ==================

                   Written Cross Currency Option Transactions
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts           Premiums
                                      ------------------   ------------------

Outstanding, beginning of period                      3             $327,525
      Options written                                 4              222,641
      Options exercised                               0                    0
      Options expired                                 0                    0
      Options closed                                 (2)             (91,982)
                                      ------------------   ------------------
Outstanding, prior to conversion                      5              458,184
      Options contributed to Portfolio               (5)            (458,184)
                                      ------------------   ------------------
Outstanding, end of period                            0                   $0
                                      ==================   ==================

 .........Forward currency exchange contracts--

         Prior to May 3, 1996, the Fund could enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts were used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

 .........Futures contracts--
         Prior to May 3, 1996, the Fund could enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund was required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

BONDS and NOTES - 95.7%

Asset Backed - 2.4%
--------------------------------------------------------------------
Advanta Home Equity Trust Loan 1991-1A                         9.00%   2/25/2006                      1,911,107            1,974,935
AFC Home Equity Loan Trust 1993-2                              6.00    1/20/2013                        118,022              115,403
Contimortgage Home Equity 1994-5 A2                            9.07    10/15/2009                    12,185,686           12,355,143
Contimortgage Home Equity 1995 IA                              8.60    2/15/2010                      5,421,347            5,475,560
Old Stone Credit Corp. Home Equity Trust 1992-3 A2             6.30    9/25/2007                        514,344              510,487
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A           6.55    11/25/2007                       111,947              111,649
The Money Store Home Equity 1992-B                             6.90    7/15/2007                        588,015              588,015
The Money Store Home Equity 1994-DA4                           8.75    9/15/2020                      3,250,000            3,392,188
The Money Store Home Equity 1996-B A5                          7.18    2/15/2015                     18,638,000           18,859,326
UCFC Home Equity Loan Trust 1994 BA-6                          7.10    3/10/2023                      1,670,922            1,682,409
UCFC Home Equity Loan Trust 1994-D A4                          8.78    2/10/2016                     16,562,000           17,198,602
                                                                                                                   -----------------
                                                                                                                          62,263,717
                                                                                                                   -----------------

Collateralized Mortgage Obligations - 0.2%
--------------------------------------------------------------
FNMA P/O Trust 108                                             0.00    3/01/2020                      1,597,535            1,257,450
Merrill Lynch Investment Trust 1995-C2                         7.94    6/15/2021                      2,784,813            2,640,351
Midstate Trust II A3                                           9.35    4/01/1998                        450,000              459,844
Veterans Affairs 1992-1 Cl D                                   7.75    12/15/2014                        50,000               50,875
                                                                                                                   -----------------
                                                                                                                           4,408,520
                                                                                                                   -----------------

Corporate - 31.3%
--------------------------------------------------------------

Basic Industry - 1.4%
--------------------------------------------------------------
AK Steel Holding Corp.                                        10.75    4/01/2004                     17,575,000           19,112,813
Brascan Ltd.                                                   7.38    10/01/2002                     9,475,000            9,493,287
Domtar Inc.                                                    9.50    8/01/2016                      6,550,000            7,164,063
                                                                                                                   -----------------
                                                                                                                          35,770,163
                                                                                                                   -----------------
Capital Goods - 1.2%
--------------------------------------------------------------
American Standard Sr Notes                                    10.88    5/15/1999                     15,350,000           16,251,813
Conseco Finance Trust                                          8.70    11/15/2026                     8,450,000            8,548,612
Washington Reit Notes                                          7.25    8/13/2006                      6,225,000            6,207,321
                                                                                                                   -----------------
                                                                                                                          31,007,746
                                                                                                                   -----------------
Consumer Cyclical - 1.7%
--------------------------------------------------------------
General Motors Acceptance Corp.                                6.50    4/25/2000                      5,075,000            5,079,669
General Motors Acceptance Corp.                                6.70    4/30/2001                     40,535,000           40,648,093
                                                                                                                   -----------------
                                                                                                                          45,727,762
                                                                                                                   -----------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Consumer Stable - 0.8%
--------------------------------------------------------------
ADT Operations                                                 8.25%   8/01/2000                      8,360,000            8,686,960
Southland Corp.                                                4.50    6/15/2004                      8,175,000            6,294,750
Southland Corp.                                                5.00    12/15/2003                     6,500,000            5,305,625
                                                                                                                   -----------------
                                                                                                                          20,287,335
                                                                                                                   -----------------
Energy - 0.4%
--------------------------------------------------------------
Clark Oil                                                     10.50    12/01/2001                     9,325,000            9,698,000
                                                                                                                   -----------------

Financial - 17.7%
--------------------------------------------------------------
Aames Financial Corp.                                          9.13    11/01/2003                    10,175,000           10,327,625
Advanta Corp.                                                  7.00    5/01/2001                      5,850,000            5,862,402
Anchor Bancorp                                                 8.94    7/09/2003                      7,325,000            7,508,125
Bank America Corp. Capital Securities 144A                     7.70    12/31/2026                    11,400,000           11,088,438
Bank United Corp.                                              8.05    5/15/1998                     10,000,000            9,810,000
Bankboston Capital Trust 144A                                  8.25    12/15/2026                    13,425,000           13,662,623
Barnett Banks Capital Securities 144A                          8.06    12/01/2026                     9,350,000            9,443,968
Bayview Capital 144A                                           8.42    6/01/1999                     11,000,000           11,206,250
Capital One Bank Co.                                           5.95    2/15/2001                     10,000,000            9,658,400
Capital One Bank Co.                                           6.39    6/29/1998                        250,000              250,035
Capital One Bank Co.                                           6.84    6/13/2000                      8,675,000            8,684,716
Capital One Bank Co.                                           6.88    4/24/2000                      2,550,000            2,556,452
Capital One Bank Co.                                           7.00    4/30/2001                      5,000,000            5,016,100
Capital One Bank Co.                                           7.35    6/20/2000                      6,250,000            6,346,125
Chartwell Re Holdings                                         10.25    3/01/2004                      3,058,000            3,260,593
Coast Federal Bank                                            13.00    12/31/2002                     5,000,000            5,537,500
Commercial Federal                                             7.95    12/01/2006                     2,250,000            2,247,188
Contifinacial Corp.                                            8.38    8/15/2003                     10,225,000           10,469,889
Corestates Capital CFL 144A                                    8.00    12/15/2026                     6,975,000            6,958,888
Enterprise Corp.                                               7.00    6/15/2000                      8,225,000            8,324,523
Equitable Life                                                 6.95    12/01/2005                    10,475,000           10,275,766
First Chicago Corp Notes 144A                                  7.75    12/01/2026                    11,825,000           11,703,676
First Nationwide                                               9.13    1/15/2003                      5,500,000            5,589,375
First Nationwide                                              12.25    5/15/2001                     13,200,000           14,850,000
First Nationwide Escrow 144A                                  10.63    10/01/2003                    18,000,000           19,350,000
First USA Bank                                                 5.75    1/15/1999                        200,000              197,320
First USA Bank                                                 5.85    2/22/2001                        250,000              240,073
First USA Bank                                                 7.00    8/20/2001                      4,650,000            4,691,897
Goldman Sachs Inc. 144A                                        6.20    12/15/2000                    16,725,000           16,500,902
Goldman Sachs Inc. 144A                                        6.38    6/15/2000                     11,850,000           11,774,397
Goldman Sachs Inc. Group L P 144A                              6.20    2/15/2001                     15,000,000           14,759,487
Hartford National Bank Corp.                                   9.85    6/01/1999                        300,000              321,405

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Financial - (continued)
--------------------------------------------------------------
Irsa Parcks Cvt 144A                                           4.50%   8/02/2003                      1,050,000            1,039,500
ISP Holdings Inc. 144A                                         9.00    10/15/2003                     8,825,000            8,913,250
Liberty Mutual Insurance Co. 144A                              7.88    10/15/2026                    11,300,000           11,339,437
Liberty Mutual Insurance Co. Inc. 144A                         8.50    5/15/2025                      2,000,000            2,139,440
Meditrust                                                      7.82    9/10/2026                      5,000,000            5,180,850
Merrill Lynch & Co                                             6.00    3/01/2001                      9,705,000            9,484,017
Merrill Lynch & Co                                             6.50    4/01/2001                      6,775,000            6,757,046
Merrill Lynch & Co                                             6.70    8/01/2000                        500,000              503,450
Midtlantic Bank                                                9.88    12/01/1999                        75,000               81,549
Morgan Stanley Group Inc.                                      6.70    5/01/2001                     11,825,000           11,840,964
Reliance Group Holdings Corp.                                  9.00    11/15/2000                    17,375,000           17,809,361
Riggs National Corp.                                           9.65    6/15/2009                        125,000              143,625
Salomon Brothers Inc.                                          6.29    4/05/1999                      4,300,000            4,235,500
Salomon Brothers Inc.                                          6.63    11/30/2000                    13,625,000           13,545,021
Salomon Brothers Inc.                                          6.82    7/26/1999                      8,625,000            8,681,925
Salomon Brothers Inc.                                          7.00    5/15/1999                      2,275,000            2,292,973
Salomon Brothers Inc.                                          7.13    8/01/1999                      1,950,000            1,971,879
Salomon Brothers Inc.                                          7.25    5/01/2001                      9,190,000            9,276,937
Salomon Brothers Inc.                                          7.75    5/15/2000                      6,640,000            6,818,151
Signet Bank                                                    9.63    6/01/1999                      3,250,000            3,466,613
Smith Barney Holdings                                          6.63    6/01/2000                        300,000              300,711
TIG Holdings Inc.                                              8.13    4/15/2005                         50,000               52,520
Transamerica Capital 144A                                      7.80    12/01/2026                    17,975,000           17,435,750
Travelers Capital II                                           7.75    12/01/2036                    11,355,000           10,948,605
UCFC Home Equity Loan Trust 1996 BA-1                          7.70    1/15/2004                      7,500,000            7,488,825
Union Planters Corp 144A                                       8.20    12/15/2026                     8,200,000            8,046,824
United Companies Financial                                     7.00    7/15/1998                      5,050,000            5,067,827
United Companies Financial                                     9.35    11/01/1999                    11,175,000           11,885,395
USF&G Corp.                                                    7.00    5/15/1998                         50,000               50,439
World Financial Properties 144A                                6.91    9/01/2013                     16,862,285           16,617,255
                                                                                                                   -----------------
                                                                                                                         461,889,777
                                                                                                                   -----------------
Health Care - 1.2%
--------------------------------------------------------------
Healthsouth Rehabilitation                                     9.50    4/01/2001                     14,975,000           15,836,063
Highwoods Properties REIT Notes                                6.75    12/01/2003                    14,950,000           14,666,997
R P Scherer Corp.                                              6.75    2/01/2004                         50,000               48,141
                                                                                                                   -----------------
                                                                                                                          30,551,201
                                                                                                                   -----------------
Real Estate - 1.9%
--------------------------------------------------------------
Avalon Property REIT                                           7.38    9/15/2002                        175,000              177,847
Duke Realty REIT Investments                                   7.38    9/22/2005                        150,000              149,547
Healthcare Properties REIT                                     6.50    2/15/2006                      7,875,000            7,474,320
Merry Land Co. REIT                                            7.25    10/01/2002                       150,000              152,006
Shopping Center Associates                                     6.75    1/15/2004                     10,000,000            9,738,900

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Real Estate - (continued)
--------------------------------------------------------------
Spieker Properties                                             6.65%   12/15/2000                       225,000              223,405
Spieker Properties                                             6.90    1/15/2004                     10,000,000            9,737,800
Sun Communities                                                7.38    5/01/2001                      5,425,000            5,466,393
Taubman Realty Group                                           8.00    6/15/1999                     10,025,000           10,241,139
United Dominion Realty Trust                                   7.95    7/12/2006                      5,850,000            6,091,020
Wellsford Residential Property                                 7.75    8/15/2005                        300,000              307,710
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          49,760,087
                                                                                                                  ------------------
Services - 4.7%
--------------------------------------------------------------
Century Communications                                         9.50    8/15/2000                      2,700,000            2,774,250
Comcast Corp.                                                 10.63    7/15/2012                      8,950,000            9,744,313
Erac Usa Finance                                               7.88    3/15/1998                     16,775,000           17,098,370
Hertz Corp.                                                    7.00    4/15/2001                         35,000               35,448
News America Holdings Corp.                                    7.70    10/30/2025                     5,075,000            4,804,198
News America Holdings Corp.                                    8.88    4/26/2023                      2,400,000            2,564,184
News America Holdings Corp.                                    9.50    7/15/2024                      4,250,000            4,860,130
Time Warner Inc.                                               6.85    1/15/2026                      6,000,000            5,850,180
Time Warner Inc.                                               9.13    1/15/2013                     32,880,000           35,811,252
Viacom Inc.                                                    6.75    1/15/2003                      7,200,000            6,891,552
Viacom Inc.                                                    7.63    1/15/2016                      5,525,000            4,991,285
Viacom Inc.                                                    7.75    6/01/2005                     31,055,000           30,578,927
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         126,004,089
                                                                                                                  ------------------
Technology - 0.3%
--------------------------------------------------------------
Jones Intercable                                               9.63    3/15/2002                      7,950,000            8,347,500
                                                                                                                  ------------------

TOTAL Corporate                                                                                                          819,043,660
                                                                                                                  ------------------

Australia - 0.2%                                                                                  Australian
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
New South Wales Treasury                                       0.00    9/03/2010                     10,730,000            3,025,989
South Australia Government Finance                             0.00    12/21/2015                     4,700,000              877,415
Treasury Corp. of Victoria                                     0.00    8/31/2011                      5,500,000            1,419,990
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           5,323,394
                                                                                                                  ------------------
Canada - 0.0%                                                                                      Canadian
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
Govt. of Canada                                                7.75    9/01/1999                      1,200,000              941,190
                                                                                                                  ------------------


                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Denmark - 0.5%                                                                                      Danish
--------------------------------------------------------------
Government                                                                                          Krone
--------------------------------------------------------------                                  ----------------
Kingdom of Denmark                                             8.00%   11/15/2001                     9,700,000            1,826,952
                                                                                                                  ------------------

Other
--------------------------------------------------------------
Denmark Nykredit                                               7.00    10/01/2026                    53,472,000            8,509,158
Denmark Nykredit                                               8.00    10/01/2026                    12,626,000            2,157,091
Denmark Realkredit                                             7.00    10/01/2026                     3,116,000              495,858
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          11,162,107
                                                                                                                  ------------------

TOTAL Denmark                                                                                                             12,989,059
                                                                                                                  ------------------

Finland - 0.2%                                                                                     Finnish
--------------------------------------------------------------
Government                                                                                          Markka
--------------------------------------------------------------                                  ----------------
Govt. of Finland                                               7.25    4/18/2006                     18,000,000            4,191,236
                                                                                                                  ------------------

Germany - 0.8%                                                                                      German
--------------------------------------------------------------
Government                                                                                       Deutschmark
--------------------------------------------------------------                                  ----------------
Baden Nurttemberg                                              6.20    11/22/2013                     3,000,000            2,017,644
Deutschland Republic                                           6.00    1/05/2006                      1,170,000              770,051
Die Bundrep Deutschland Dm1000                                 8.25    9/20/2001                      7,100,000            5,271,191
Federal Republic of Germany                                    5.88    5/15/2000                      2,255,000            1,537,586
Federal Republic of Germany                                    6.25    1/04/2024                      1,000,000              614,411
Federal Republic of Germany                                    6.88    5/12/2005                      2,000,000            1,395,910
Federal Republic of Germany                                    8.00    7/22/2002                        920,000              681,953
Federal Republic of Germany                                    8.38    5/21/2001                      5,600,000            4,159,740
Federal Republic of Germany                                    9.00    10/20/2000                     4,450,000            3,343,061
Province of Buenos Aires                                      10.00    3/05/2001                      2,000,000            1,389,159
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          21,180,706
                                                                                                                  ------------------
Other
--------------------------------------------------------------
LKB Global                                                     6.00    1/25/2006                      1,150,000              748,079
                                                                                                                  ------------------

TOTAL Germany                                                                                                             21,928,785
                                                                                                                  ------------------

Ireland - 0.4%                                                                                      Irish
--------------------------------------------------------------
Government                                                                                           Punt
--------------------------------------------------------------                                  ----------------
Irish Gilts                                                    6.25    4/01/1999                        640,000            1,089,801
Irish Gilts                                                    6.50    10/18/2001                     2,810,000            4,837,254
Irish Gilts                                                    8.00    10/18/2000                     2,520,000            4,551,417
Irish Gilts                                                    9.25    7/11/2003                        415,000              814,899
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          11,293,371
                                                                                                                  ------------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Italy - 1.1%                                                                                       Italian
--------------------------------------------------------------
Government                                                                                           Lira
--------------------------------------------------------------                                  ----------------
Govt. of Italy                                                 8.50%   1/01/1999                  7,275,000,000            4,983,782
Govt. of Italy                                                 9.50    5/01/2001                  3,640,000,000            2,649,364
Govt. of Italy                                                10.50    11/01/2000                 7,000,000,000            5,196,774
Govt. of Italy                                                10.50    11/01/2000                 3,010,000,000            2,234,613
Govt. of Italy                                                12.00    9/01/2001                  9,200,000,000            7,272,179
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          22,336,712
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Bank Nederlandse                                              10.50    6/18/2003                  1,300,000,000              997,465
Govt. of Italy                                                12.00    9/01/2001                  2,400,000,000            1,897,090
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           2,894,555
                                                                                                                  ------------------

TOTAL Italy                                                                                                               25,231,267
                                                                                                                  ------------------

Japan - 0.5%                                                                                       Japanese
--------------------------------------------------------------
Government                                                                                           Yen
--------------------------------------------------------------                                  ----------------
Govt. of Finland                                               6.00    1/29/2002                    250,000,000            2,573,129
Govt. of Italy                                                 5.13    7/29/2003                    280,000,000            2,805,184
Kingdom of Spain                                               5.75    3/23/2002                    205,000,000            2,092,349
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           7,470,662
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Interamer Development Bank                                     6.00    10/30/2001                   145,000,000            1,488,007
KFW International Finance                                      6.00    11/29/1999                   301,000,000            2,949,479
Kingdom of Belgium                                             5.00    12/17/1999                   220,000,000            2,102,721
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           6,540,207
                                                                                                                  ------------------

TOTAL Japan                                                                                                               14,010,869
                                                                                                                  ------------------

New Zealand - 0.4%                                                                               New Zealand
--------------------------------------------------------------
Government                                                                                          Dollar
--------------------------------------------------------------                                  ----------------
Government Property Services                                   7.25    3/15/1999                      4,850,000            3,383,411
Housing New Zealand                                            8.00    11/15/2006                     2,500,000            1,771,364
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           5,154,775
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Fernz Capital                                                  9.80    4/15/2002                      3,800,000            2,717,872
Fletcher Challenge                                            10.00    4/30/2005                      1,500,000            1,129,923
Fletcher Challenge Cvt                                        11.25    12/15/2002                     3,100,000            2,446,853
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           6,294,648
                                                                                                                  ------------------

TOTAL New Zealand                                                                                                         11,449,423
                                                                                                                  ------------------


                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Norway - 0.4%                                                                                     Norwegian
--------------------------------------------------------------
Government                                                                                          Krona
--------------------------------------------------------------                                  ----------------
Govt. of Norway                                                7.00%   5/31/2001                     34,000,000            5,701,177
Govt. of Norway                                                9.50    10/31/2002                     8,000,000            1,499,043
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           7,200,220
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Union Bank of Norway                                          12.75    10/26/2002                    12,500,000            2,052,759
Vital Forsikring                                               7.85    9/22/2003                      8,100,000            1,338,134
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                           3,390,893
                                                                                                                  ------------------
                                                                                                                   -----------------

TOTAL Norway                                                                                                              10,591,113
                                                                                                                  ------------------

Spain - 0.8%                                                                                       Spanish
--------------------------------------------------------------
Government                                                                                          Peseta
--------------------------------------------------------------                                  ----------------
Castilla Junta                                                 8.30    11/29/2001                    85,000,000              706,099
Junta de Andalucia                                            11.10    12/02/2005                   690,000,000            6,697,168
Kingdom of Spain                                              10.10    2/28/2001                    650,000,000            5,754,213
Kingdom of Spain                                              10.30    6/15/2002                    520,600,000            4,754,106
Kingdom of Spain                                              12.25    3/25/2000                    421,000,000            3,840,997
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          21,752,583
                                                                                                                  ------------------
Sweden - 0.4%                                                                                      Swedish
--------------------------------------------------------------
Government                                                                                          Krone
--------------------------------------------------------------                                  ----------------
Kingdom of Sweden                                             13.00    6/15/2001                     33,500,000            6,307,526
Kingdom of Sweden #1036                                       10.25    5/05/2000                     24,100,000            4,066,569
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          10,374,095
                                                                                                                  ------------------
Other
--------------------------------------------------------------
Fulmar Mortgage Sec #1                                         7.65    11/01/2000                     2,357,280              344,869
                                                                                                                  -
                                                                                                                   -----------------

TOTAL Sweden                                                                                                              10,718,964
                                                                                                                  ------------------
                                                                                                   British
United Kingdom - 1.0%                                                                               Pound
--------------------------------------------------------------
Government                                                                                         Sterling
--------------------------------------------------------------                                  ----------------
UK Gilt Treasury                                               6.00    8/10/1999                        612,000            1,024,497
UK Gilt Treasury                                               9.00    3/03/2000                      1,000,000            1,800,810
UK Treasury                                                    6.75    11/26/2004                     1,790,000            2,942,858
UK Treasury                                                    7.50    12/07/2006                     1,530,000            2,616,904
UK Treasury                                                    8.00    12/07/2000                       600,000            1,055,769
UK Treasury                                                    8.50    12/07/2005                     2,000,000            3,646,560
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          13,087,398
                                                                                                                  ------------------

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Other
--------------------------------------------------------------
Alliance And Leicester Bldg Soc.                               8.75%   12/07/2006                     1,700,000            2,968,608
Birmingham Midshires Bldg Soc.                                 9.13    1/05/2006                      1,000,000            1,764,965
Mepc Plc                                                      12.00    6/30/2006                      1,280,000            2,722,765
Northern Rock Building Soc.                                    9.38    10/17/2021                     1,100,000            1,962,294
Smithkline Beecham Corp.                                       8.13    11/25/1998                     1,500,000            2,603,310
Woolwich Building Society                                     11.63    12/18/2001                       600,000            1,171,971
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                          13,193,913
                                                                                                                  ------------------

TOTAL United Kingdom                                                                                                      26,281,311
                                                                                                                  ------------------

Yankee Bonds - 5.0%
--------------------------------------------------------------
Cominco Ltd.                                                   6.88    2/15/2006                     16,950,000           16,180,640
Doman Industries Limited                                       8.75    3/15/2004                     12,300,000           11,485,125
Falconbridge Case Limited                                      7.35    11/01/2006                    22,050,000           22,276,454
Fletcher Challenge                                             7.75    6/20/2006                     11,150,000           11,587,972
Govt. of Argentina                                             6.63    3/31/2005                      5,292,000            4,604,040
Malette Inc.                                                  12.25    7/15/2004                      7,050,000            7,525,875
Methanex Corp.                                                 7.40    8/15/2002                      4,500,000            4,590,000
Methanex Corp.                                                 7.75    8/15/2005                     23,685,000           24,336,338
Novacor Chemical                                               6.50    9/22/2000                        525,000              520,569
St Georges Bank 144A                                           7.15    10/15/2005                    19,200,000           19,169,664
Tembec Finance Corp.                                           9.88    9/30/2005                      9,400,000            8,883,000
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         131,159,677
                                                                                                                  ------------------

U.S. Government Agency - 31.3%
--------------------------------------------------------------

Pass Thru Securities - 31.3%
--------------------------------------------------------------
CSFB 1995-A 144A                                               7.54    11/15/2005                    11,150,000           11,076,828
FDIC Remic Trust 1994-C1 2C                                    8.45    9/25/2025                        250,000              260,625
FHLMC                                                          5.25    3/06/1997                      4,425,000            4,371,439
FHLMC                                                          5.50    1/15/1997                     21,600,000           21,537,300
FHLMC                                                          5.52    1/22/1997                     10,000,000            9,960,133
FHLMC                                                          6.50    3/01/2026 - 5/01/2026         36,032,385           34,482,327
FHLMC                                                          7.50    6/01/2026 - 9/01/2026        128,217,772          128,371,733
FNMA                                                           5.53    1/17/1997                      5,000,000            4,983,871
FNMA                                                           6.50    12/01/2025 - 5/01/2026        80,229,107           76,577,846
FNMA                                                           7.00    11/01/2023 - 7/01/2026       276,089,336          270,351,449
GNMA                                                           7.00    4/15/2022 - 1/15/2025         93,412,339           91,779,374
GNMA                                                           7.50    12/15/2021 - 5/15/2023        14,827,737           14,900,252
GNMA                                                           9.00    4/15/2016 - 8/15/2026         96,831,245          103,427,228
Lehman Brothers Commercial Conduit Mortgage Trust 1995-C2      7.05    9/25/2025                      1,930,000            1,882,353
Resolution Trust Corp. 1994 C2 E                               8.00    4/25/2025                      5,329,746            5,298,101

                                                                                                      Par                 Value
Security                                                        Rate      Maturity                    Value (1)            (Note 1A)
------------------------------------------------------------   -----   --------------           -----------------   ----------------

Pass Thru Securities - (continued)
--------------------------------------------------------------
Resolution Trust Corp. 1994-1 Cl M2                            7.75%   9/25/2029                      3,657,522            3,679,239
Resolution Trust Corp. 1994-C2 D AL 1                          8.00    4/25/2025                      4,736,749            4,830,004
Resolution Trust Corp. 1995 Cl E                               6.90    2/25/2027                     13,246,240           11,271,722
Resolution Trust Corp. 1995-2B1                                7.45    9/15/2025                      2,197,978            2,195,231
Resolution Trust Corp. P-T Ser 1992-M4 A1                      8.00    8/25/2023                      1,997,141            2,010,871
Structured Asset Security Corp. 1994-C1 D                      6.87    8/25/2026                     10,000,000            9,640,625
Structured Asset Security Corp. 1996-Cfl C                     6.53    2/25/2028                      6,700,000            6,545,063
                                                                                                                  ------------------
TOTAL U.S. Government Agency                                                                                             819,433,614
                                                                                                                  ------------------

U.S. Treasury Obligations - 18.8%
--------------------------------------------------------------

Treasury Bonds - 6.4%
--------------------------------------------------------------
U.S. Treasury Bond                                             6.50    8/15/2005                     14,975,000           15,070,990
U.S. Treasury Bond                                             7.63    2/15/2025                     11,075,000           12,301,889
U.S. Treasury Bond                                             7.88    2/15/2021                      3,345,000            3,780,887
U.S. Treasury Bond                                             8.13    8/15/2019                    118,845,000          137,470,388
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         168,624,154
                                                                                                                  ------------------
Treasury Notes - 12.4%
--------------------------------------------------------------
U.S. Treasury Note                                             5.63    11/30/2000                     7,165,000            7,035,099
U.S. Treasury Note                                             5.75    10/31/2000                     8,645,000            8,530,194
U.S. Treasury Note                                             6.25    4/30/2001                     40,975,000           41,064,735
U.S. Treasury Note                                             6.38    1/15/2000                      5,795,000            5,845,706
U.S. Treasury Note                                             6.38    3/31/2001                     24,825,000           24,991,824
U.S. Treasury Note                                             6.63    6/30/2001                     77,975,000           79,229,618
U.S. Treasury Note                                             6.88    3/31/2000                     23,425,000           23,952,063
U.S. Treasury Note                                             7.13    2/29/2000                     39,275,000           40,434,791
U.S. Treasury Note                                             6.13    7/31/2000                     67,600,000           67,600,000
U.S. Treasury Note (Strip)                                     0.00    11/15/1999                     3,605,000            3,040,349
U.S. Treasury Note (Strip)                                     0.00    8/15/2008                     44,095,000           20,618,822
U.S. Treasury Note (Strip)                                     0.00    8/15/2015                      4,965,000            1,404,003
                                                                                                                  -
                                                                                                                   -----------------
                                                                                                                         323,747,204
                                                                                                                  ------------------
TOTAL U.S. Treasury Obligations                                                                                          492,371,358
                                                                                                                  ------------------

TOTAL BONDS and NOTES (Cost $2,476,654,211)                                                                            2,505,383,111
                                                                                                                  ------------------

Preferred Stock - 2.4%
--------------------------------------------------------------
Australia & New Zealand Bank                                                                            358,000            9,710,750
Bank United of Texas                                                                                    148,380            3,950,618
Capita Preferred Trust                                                                                  449,200           11,623,050
Credit Lyon Capital 144A                                                                                244,250            5,831,469
First Nationwide Bank                                                                                     8,400              963,900
Fresenius Medical Care*                                                                                   2,500            2,543,750

                                                                                                     Par                 Value
Security                                                                                          Value (1)            (Note 1A)
---------------------------------------------------------------------                     ---------------------  -------------------

Preferred Stock - (continued)
--------------------------------------------------------------
Newscorp Overseas Ltd. Ser B                                                                            232,000            5,307,000
Public Service of New Hampshire                                                                          73,220            1,845,144
Riggs National Corp.                                                                                     58,075            1,662,397
Time Warner Inc. 10.25% Ser M                                                                            17,158           18,359,256
                                                                                                                  ------------------
TOTAL Preferred Stock (Cost $59,889,391)                                                                                  61,797,334
                                                                                                                  ------------------
                                                                                                  Principal
                                                                                                  Amount of
--------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                       Contracts
--------------------------------------------------------------                                  ----------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                     112,000,000               36,736
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                               5,700,000,000               17,100
BTPS 9.5% Put/ Str 107.44, 10/08/97                                                               6,200,000,000                    0
CAN 7% Call, Str 105.71, 1/16/97                                                                      5,000,000               31,365
CHF Put/AUD Call, Str .9725, 9/10/97                                                                  2,400,000              141,492
CHF Put/GBP Call, Str 2.26, 9/25/97                                                                   5,700,000              115,277
CHF Put/USD Call, Str 1.30, 1/31/97                                                                   3,800,000              112,860
DBR 6.25% Call, Str 101.92, 10/20/97                                                                  6,300,000               70,894
DBR 6.25% Call, Str 102.33, 5/9/97                                                                    7,200,000               57,485
DBR 6.25% Call, Str 94.13, 2/6/97                                                                     5,700,000               44,774
DBR 6.25% Call, Str 96.00, 2/28/97                                                                    6,700,000               27,832
DEM 8.375% Call, Str 114.62, 1/09/97                                                                  7,440,000                4,829
DEM Put/ITL Call, Str 40.0000, 09/08/97                                                               5,900,000              129,452
DEM Put/USD Call, Str 1.5020, 09/05/97                                                                4,800,000              144,000
DEM Put/USD Call, Str 1.550, 4/22/97                                                                  3,700,000               46,990
DGB 8% Call, Str 108.84, 3/17/97                                                                     20,900,000               47,192
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                    21,000,000               41,265
FRF Put/USD Call, Str 5.265, 3/20/97                                                                  3,900,000               29,250
FRF Put/USD Call, Str 5.3000, 12/01/97                                                                3,900,000               53,040
ITL 9.5% Call, Str 109.68, 3/6/97                                                                 4,500,000,000               36,000
ITL 9.5% Put/ Str 102.07, 1/10/97                                                                 5,065,000,000                    0
JGB 6.4% Call, Str 120.603, 2/5/97                                                                1,000,000,000                3,000
JPY 4.8% Call, Str 115.912, 2/03/97                                                                 950,000,000                9,500
JPY Put/AUD Call, Str 86.0000, 9/10/97                                                              200,000,000               94,800
JPY Put/ITL Call, Str 14.5000, 09/08/97                                                             400,000,000              235,200
JPY Put/USD Call, Str 120.00, 1/05/98                                                                 3,900,000               50,310
SPGB 8.40% Call, Str 107.910, 2/19/97                                                               450,000,000               51,750
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                                 470,000,000                7,050
UKT 7.5% Call, Str 99.0625, 2/14/97                                                                   2,200,000               51,788
USD Put/MXP Call, Str 9.12, 9/30/97                                                                   1,600,000               67,520
                                                                                                                  -
                                                                                                                   -----------------
Total Purchased Options (Premium Paid $1,617,827)                                                                          1,758,751
                                                                                                                  ------------------


                                                                                                     Par                 Value
Security                                                                                          Value (1)            (Note 1A)
---------------------------------------------------------------------                     ---------------------  -------------------

Repurchase Agreement - 0.4%
--------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $10,888,941 (Collateralized by
FNMA FNAR with a rate of 7.832% and a maturity date of
8/01/25 with a market value of $11,103,192. (Cost $10,885,482)                                       10,885,482           10,885,482
                                                                                                                  ------------------

TOTAL INVESTMENTS  (Cost $2,549,046,911) - 98.6%                                                                       2,579,824,678
                                                                                                  Principal
                                                                                                  Amount of
--------------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                       Contracts
--------------------------------------------------------------                                  ----------------
AUD Put/CHF Call, Str .9060, 9/10/97                                                                  2,400,000          (10,030)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                              200,000,000          (12,200)
DBR 6.25% Call, Str 101.92, 4/18/97                                                                   6,300,000          (65,029)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                    6,200,000          (39,444)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                                   5,400,000          (36,455)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                                   5,400,000           (5,962)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                    5,580,000          (47,452)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                    5,700,000          (57,725)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                    6,200,000             (806)
DGB 8% Call, Str 111.84, 3/17/97                                                                     20,900,000          (12,415)
DGB 8% Put/ Str 105.84, 3/17/97                                                                      20,900,000           (9,572)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                                  4,800,000           (4,301)
ITL 9.5% Call, Str 111.68, 3/6/97                                                                 4,500,000,000           (9,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                                  4,500,000,000           (4,500)
ITL Put/DEM Call, Str 80.0000, 09/08/97                                                               5,900,000          (11,487)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                             400,000,000          (26,000)
JPY Put/USD Call, Str 105.00, 1/05/98                                                                 3,900,000          (50,310)
UKT 7.5% Call, Str 102.0625, 2/14/97                                                                  2,200,000          (10,595)
USD Put/CHF Call, Str 1.22, 1/31/97                                                                   3,800,000           (1,900)
USD Put/CHF Call, Str 1.42, 3/20/97                                                                   3,900,000          (11,700)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                                4,800,000          (20,160)
USD Put/DEM Call, Str 1.425, 4/22/97                                                                  3,700,000           (8,880)
                                                                                                                  -
                                                                                                                   -----------------
Total Written Options (Premium Received $1,081,780)                                                                        (455,923)
                                                                                                                  ------------------

Other Assets less Liabilities - 1.4%                                                                                      36,742,834
                                                                                                                  ------------------

NET ASSETS - 100.0%                                                                                                    2,616,111,589
                                                                                                                   =================

144A - Securities exempt from registration under Rule 144A of the
            Securities Act of 1933. These securities may be resold in transactions exempt from registration.

(1) - Denominated in United States currency unless otherwise noted

                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
    Investments, at value (Note 1A) (identified cost, $2,549,046,911)                                    $    2,579,824,678
    Foreign currency, at value (cost, $237,494)                                                                     263,220
    Receivable for investments sold                                                                              19,198,227
    Interest and dividends receivable                                                                            36,872,639
    Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                               3,529,710
    Deferred organizational costs (Note 1F)                                                                          85,593
                                                                                                           -----------------
       Total assets                                                                                      $    2,639,774,067

Liabilities:
    Payable for investments purchased                                                 $    19,979,132
    Payable for daily variation margin on open
       financial futures contracts (Note 5)                                                    36,718
    Written options outstanding, at value (premiums received, $1,081,781) (Note 5)            455,923
    Unrealized depreciation on forward foreign currency exchange contracts (Note 5)         2,915,337
    Accrued trustee fees                                                                        5,824
    Payable to Investment Adviser (Note 1F)                                                   100,920
    Accrued expenses and other liabilities                                                    168,624
                                                                                        --------------
       Total liabilities                                                                                         23,662,478
                                                                                                           -----------------

Net Assets (applicable to investors' beneficial interest)                                                $    2,616,111,589
                                                                                                           =================



                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                                December 31, 1996

Investment Income:
        Interest Income                                                                                  $     118,492,713
        Dividend income                                                                                          3,449,029
                                                                                                           ----------------
            Total income                                                                                       121,941,742

     Expenses
        Investment advisory fee (Note 2)                                              $     5,121,756
        Trustees fees                                                                          52,250
        Accounting, custody and transfer agent fees                                           513,352
        Legal and audit services                                                              181,791
        Insurance expense                                                                      67,074
        Amortization of organization expense (Note 1F)                                         10,067
        Miscellaneous                                                                          13,705
                                                                                        --------------
            Total expenses                                                                                       5,959,995
                                                                                                           ----------------

               Net investment income (loss)                                                                    115,981,747
                                                                                                           ----------------

Realized and Unrealized Gain (Loss)
     Net realized gain(loss):
            Investment security transactions                                               (2,396,988)
            Financial futures                                                                 459,448
            Written options                                                                 5,492,345
            Foreign currency and forward foreign
               currency exchange contracts                                                 (1,683,196)
                                                                                        --------------
     Net realized gain (loss)                                                                                    1,871,609

     Change in unrealized appreciation (depreciation):
            Investment securities                                                          87,702,505
            Financial futures                                                                  (9,849)
            Written options                                                                   152,462
            Foreign currency transactions and forward foreign
               currency contracts                                                            (840,977)
                                                                                        --------------
     Change in net unrealized appreciation (depreciation)                                                       87,004,141
                                                                                                           ----------------

            Net realized and unrealized gain (loss)                                                             88,875,750
                                                                                                           ----------------

               Net increase (decrease) in net assets from operations                                     $     204,857,497
                                                                                                           ================



                     Standish, Ayer & Wood Master Portfolio
                         Standish Fixed Income Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                                December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                      $      115,981,747
        Net realized gain (loss)                                                                                   1,871,609
        Change in net unrealized appreciation (depreciation)                                                      87,004,141
                                                                                                            -----------------
            Net increase (decrease) in net assets from operations                                                204,857,497
                                                                                                            -----------------


     Capital transactions
        Assets contributed by Standish Fixed Income Fund at commencement
            (including unrealized loss of $55,177,329)                                                         2,294,116,139
        Contributions                                                                                            268,522,894
        Withdrawals                                                                                             (151,384,941)
                                                                                                            -----------------
         Increase in net assets resulting from capital transactions                                            2,411,254,092
                                                                                                            -----------------

            Total increase (decrease) in net assets                                                            2,616,111,589

Net Assets
     At beginning of period                                                                                        -
                                                                                                            -----------------

     At end of period                                                                                     $    2,616,111,589
                                                                                                            =================

                     Standish, Ayer & Wood Master Portfolio
                        Standish Fixed Income Portfolio

                               Supplementary Data
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                              0.37%  *
     Net investment income                                 7.14%  *


Portfolio Turnover                                         69%

     *  Annualized

         Notes to Financial Statements

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     D.   Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Foreign currency transactions--
         Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.   Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from the investment adviser. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)       Purchases and Sales of Investments:

         Purchases   and  proceeds   from  sales  of   investments,   short-term
obligations, were as follows:

                                        Purchases                 Sales


U.S. Government Securities       $     1,149,839,373    $      1,107,554,471
                                   ==================     ===================

Non-U.S. government securities   $       710,165,569    $        510,341,415
                                   ==================     ===================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                              $2,550,487,586


Gross unrealized appreciation                                  $48,492,562
Gross unrealized depreciation                                  (19,155,471)
                                                         ==================
      Net unrealized appreciation (depreciation)               $29,337,091
                                                         ==================




(5)       Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Funds' Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period May 3, 1996 through December 31, 1996 is as follows:

                                       Written Put Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                9                   886,446
      Options written                                                          35                 3,426,954
      Options exercised                                                        0                      0
      Options expired                                                         (18)               (3,317,837)
      Options closed                                                          (17)                (786,441)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     9            $      209,122
                                                                       ===================    ===================

                                        Written Call Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                11                  899,127
      Options written                                                          17                  957,654
      Options exercised                                                       (5)                 (366,812)
      Options expired                                                          8                  (620,798)
      Options closed                                                           7                  (469,532)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     8            $      399,639
                                                                       ===================    ===================

                                   Written Cross Currency Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------    -------------------

Outstanding, beginning of period                                               0            $         0
      Contributed by Standish Fixed Income Fund                                5                   458,184
      Options written                                                          12                  666,145
      Options exercised                                                        0                      0
      Options expired                                                         (2)                  (28,387)
      Options closed                                                          (10)                (622,922)
                                                                       -------------------    -------------------

Outstanding, end of period                                                     5            $      473,020
                                                                       ===================    ===================



           Forward currency exchange contracts--
         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. At December 31, 1996, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
                                                                           U.S. $               U.S. $            U.S. $
                                                       Contract           Aggregate             Market          Unrealized
Contracts to Receive                                  Value Date         Face Amount            Value           Gain/(Loss)
------------------------------------                ---------------  --------------------  -----------------   --------------

Australian Dollar                                   02/06/97-02/10/97          2,501,837          2,452,899          (48,938)
Canadian Dollar                                        02/10/97                1,099,480          1,074,899          (24,581)
German Deutche Mark                                    08/01/97                6,768,265          6,609,443         (158,822)
Danish Krone                                        01/10/97-08/04/97          5,261,840          5,275,871           14,031
Finnish Markka                                         01/08/97                  799,475            782,904          (16,571)
Greek Drachma                                          08/01/97                    2,129              2,137                8
Irish Punt                                             01/17/97                1,635,871          1,695,858           59,987
Italian Lira                                        01/02/97-08/01/97          6,151,580          6,201,368           49,788
Japanese Yen                                           02/24/97                4,008,443          3,826,123         (182,320)
Norwegian Krone                                        01/13/97                  874,650            890,165           15,515
                                                                     --------------------  -----------------
                                                                     ====================  =================   ==============
                                                                             $29,103,570        $28,811,669        ($291,903)
                                                                     ====================  =================   ==============

                                                                           U.S. $               U.S. $            U.S. $
                                                       Contract           Aggregate             Market          Unrealized
Contracts to Deliver                                  Value Date         Face Amount            Value           Gain/(Loss)
------------------------------------                ---------------  --------------------  -----------------   --------------

Australian Dollar                                   02/06/97-02/10/97          7,746,835          7,792,626          (45,791)
Canadian Dollar                                     02/10/97-02/28/97          2,123,472          2,102,078           21,394
German Deutche Mark                                 01/09/97-08/01/97         23,612,580         23,474,215          138,365
Danish Krone                                        01/10/97-08/04/97         18,050,544         17,838,326          212,218
Spanish Peseta                                      01/29/97-06/20/97         21,846,426         21,542,405          304,022
Finnish Markka                                      05/19/97-06/03/97          4,797,274          4,764,208          (33,066)
British Pound Sterling                              01/21/97-03/27/97         24,454,601         25,494,163       (1,039,562)
Greek Drachma                                          08/01/97                3,323,273          3,406,979          (83,706)
Irish Punt                                          01/17/97-02/24/97         12,507,341         12,979,367         (472,026)
Italian Lira                                        01/02/97-08/01/97         32,787,646         33,058,136         (270,490)
Japanese Yen                                        02/05/97-03/13/97         20,034,449         18,483,348        1,551,101
Norwegian Krone                                     01/13/97-07/21/97         11,494,896         11,446,334           48,562
New Zealand Dollar                                  01/13/97-02/18/97         11,347,684         11,425,010          (77,326)
Swedish Krona                                       01/08/97-06/05/97         11,677,065         11,479,388          197,677
                                                                     --------------------  -----------------   --------------
                                                                            $205,804,086       $205,286,583         $517,505
                                                                     --------------------  -----------------   --------------
                                                                     ====================  =================   ==============

Forward Foreign Currency Contracts
                                                        U.S. $                                  U.S. $            U.S. $
                                       Contract         Market            Contracts             Market          Unrealized
Contracts to Deliver                     Date           Value            to Receive             Value           Gain/(Loss)
------------------------------------  -----------   ---------------  --------------------  -----------------   --------------

Swiss Franc                            07/21/97          3,021,890   Norwegian Krone              3,394,395          372,505
Swiss Franc                            08/04/97          2,747,379   Danish Krone                 2,981,552          234,173
German Deutsche Mark                   08/01/97          3,263,328   Greek Drachma                3,404,842          141,514
German Deutsche Mark                   08/01/97          1,680,746   Italian Lira                 1,753,313           72,567
Danish Krone                           08/04/97          3,010,970   Swiss Franc                  2,747,379         (263,591)
Finnish Markka                         01/08/97            782,904   Swedish Krona                  825,634           42,730
French Franc                           08/27/97          3,372,578   Czech Koruna                 3,393,065           20,487
Norwegian Krone                        07/21/97          3,253,504   Swiss Franc                  3,021,890         (231,614)
                                                    ---------------                        =================   --------------
                                                       $21,133,299                              $21,522,070         $388,771
                                                    ---------------                        =================   --------------
                                                    ===============                                            ==============

           Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Portfolio held the following futures contracts:

                                                                Expiration      Underlying Face        Unrealized
                   Contract                        Position        Date          Amount at Value       Gain/(Loss)
------------------------------------------------   ----------  --------------   -------------------   --------------

U.S. Treasury Note 10 year (47 contracts)            Long                 03/31/97      $5,128,875         ($32,781)




         At December 31, 1996, the Portfolio had segregated sufficient cash and or securities to cover margin requirements on open futures contracts.

 .........Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. At December 31, 1996, there were no open interest rate swap contracts.

                           Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Fixed Income Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Fixed Income Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Fixed Income Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                      Standish Fixed Income Fund II Series

                       Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion

The bond market offered a wild ride for investors during 1996 - and higher interest rates overall. At year end, the long bond's 6.64% yield reflected a rise of 69 basis points versus year end 1995. On a quarterly basis, rates rose in the first and second quarters, as a rapidly expanding economy heightened investor concerns. Yields continued to rise through August based upon ongoing signs of economic strength and worries of Federal Reserve tightening - which never happened. The Fed's decision not to raise interest rates sparked a rally that lasted through the end of November when rates, once again, resumed their rise. While inflation concerns waxed and waned throughout the year, inflation proved to be quite subdued: core and consumer price inflation remained below three percent while producer price inflation fluctuated around 2.5%. Wage inflation also showed little evidence of being a potential problem.

For 1996, the Fund's 3.77% total return outperformed the 3.63% return posted by the Lehman Aggregate Index by 14 basis points and the 2.90% return of the Lehman Government/Corporate Index by 87 basis points. Corporate and mortgage returns well offset the adverse impact of the slightly longer duration position the fund maintained throughout the year.

During the year, the fund maintained an overweighted posture in corporate bonds and mortgages - sectors that proved to be steady return contributors through most of the year. These two spread sectors, corporates and mortgages, helped cushion the blow of higher interest rates. In the corporate sector, investor confidence in the economy proved a positive. Due to an insatiable demand for yield on the part of bond investors, corporate spreads narrowed, in spite of record issuance of investment grade corporates. The corporates held in the fund outperformed in the first, third and fourth quarters and posted neutral returns versus the index for the second quarter. 1996 proved to be a good performance year for mortgages as moderately higher interest rates, especially in the first three quarters of the year, served to reduce prepayment risk and allowed yield spreads to narrow. We reduced our exposure to mortgages - a heavy overweighting at the beginning of the year - as the sector outperformed.

As we enter 1997, the fund continues to be overweighted versus the Lehman Aggregate Index in both the corporate and mortgage sectors. For 1997, as was the case in 1996, we believe the fund's yield advantage versus its benchmark index will continue to be an important determinant of absolute return going forward. Overall, the fund is well positioned for an environment of more stable or modestly higher interest rates.

In closing, we hope that this information is helpful to you in reviewing your overall investment strategies. As always, we appreciate and thank you for your continued confidence as shareholders.







David C. Stuehr                                         Caleb Aldrich

                     Standish, Ayer & Wood Investment Trust
                      Standish Fixed Income Fund II Series

             Comparison of Change in Value of $100,000 Investment in
        Standish Fixed Income Fund II, Lehman Gov't/Corp Index and Lehman
                                 Aggregate Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Fixed Income Fund II compared with the Lehman Gov't/Corp Index and Lehman Aggregate Index for the period July 3, 1995 to December 31, 1996, based upon a $100,000 investment. Also included is the average annual total return for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II
                            Portfolio of Investments
                                December 31, 1996

                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

BONDS and NOTES - 82.1%

Asset Backed - 5.1%
---------------------------------------------------
AFC Home Equity Loan Trust 1994 31A                         8.00%      10/25/2024        $      605,827  $       617,186
Continental Mortgage Home Equity 1996-4 A9                  6.88        1/15/2028               600,000          591,750
Equacredit Home Equity 1996-1                               6.19       12/15/2010                75,000           73,430
Mortgage Cap Fd 96 Non-Erisa                                7.80        4/15/2006               100,000          103,063
RTC 1994-C1 C Non-Erisa                                     8.00        6/25/2026                75,000           76,852
RTC 1994-C2 C                                               8.00        4/25/2025                75,000           76,852
The Money Store Home Equity 1996-A5 Erisa                   6.85        6/15/2019               100,000          100,016
The Money Store Home Equity 1996-B A5                       7.18        2/15/2015                75,000           75,891
UCFC Home Equity Loan Trust 1994-D A4                       8.78        2/10/2016               100,000          103,844
                                                                                                         ----------------
Total Asset Backed                                                                                             1,818,884
                                                                                                         ----------------

Collateralized Mortgage Obligation - 1.1%
---------------------------------------------------
Merrill Lynch Mortgage Investments 1996-C2E                 6.96       12/21/2028               400,000          375,125
                                                                                                         ----------------

Corporate - 30.5%
---------------------------------------------------

Basic Industry - 0.3%
---------------------------------------------------
Brascan Ltd.                                                7.38       10/01/2002               100,000          100,193
                                                                                                           --------------

Capital Goods - 0.5%
---------------------------------------------------
Conseco Finance Trust II                                    8.70       11/15/2026               175,000          177,042
                                                                                                         ----------------

Consumer Cyclical - 0.3%
---------------------------------------------------
Ford Motor                                                  8.38        1/15/2000               100,000          105,296
                                                                                                         ----------------

Consumer Stable - 0.3%
---------------------------------------------------
ADT Operations                                              8.25        8/01/2000               100,000          103,911
                                                                                                         ----------------

Energy - 0.2%
---------------------------------------------------
Kern River Funding 144A **                                  6.72        9/30/2001                75,000           74,897
                                                                                                         ----------------




                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

Financial - 18.5%
---------------------------------------------------
Advanta National Bank                                       6.45%      10/30/2000        $       75,000  $        74,075
Bank America Corp. Capital Securities 144A **               7.70       12/31/2026               100,000           97,267
Capital One Bank Co.                                        5.95        2/15/2001               250,000          241,460
Capital One Bank Co.                                        7.00        4/30/2001               250,000          250,805
Comdisco Inc.                                               5.75        2/15/2001               350,000          338,797
Corestates Capital CFL 144A **                              8.00       12/15/2026               350,000          349,192
First Chicago Corp Notes 144A **                            7.75       12/01/2026               175,000          173,205
First USA Bank                                              7.00        8/20/2001               250,000          252,253
Fleet Financial Group                                       7.13        5/01/2000               100,000          101,846
Goldman Sachs Inc. 144A **                                  6.38        6/15/2000               400,000          397,448
Loewen Group International Inc. 144A **                     8.25       10/15/2003               575,000          580,767
Mellon Bank I                                               7.72       12/01/2026               175,000          171,395
Merrill Lynch                                               6.00        1/15/2001                75,000           73,557
Merrill Lynch & Co                                          6.50        4/01/2001               300,000          299,205
Midatlantic Bank                                            9.88       12/01/1999               193,000          209,853
Morgan Stanley Group Inc., Med. Term Notes                  5.75        2/15/2001               100,000           96,918
Morgan Stanley Group Inc.                                   6.70        5/01/2001               250,000          250,793
Nordbanken 144A **                                          7.25       10/30/2006               325,000          326,079
Post Apt Homes REIT Nts Ncl                                 7.25       10/01/2003               100,000          101,005
Salomon Brothers Inc.                                       6.63       11/30/2000               300,000          298,239
Salomon Brothers Inc.                                       7.00        5/15/1999               100,000          100,790
Salomon Brothers Inc.                                       7.25        5/01/2001               300,000          302,838
Sears Roebuck                                               7.13        9/13/2001               250,000          254,458
Security Connecticut Corp.                                  7.13        3/01/2003               100,000           98,068
Simon Debartolo                                             6.88       11/15/2006               350,000          341,303
Smith Barney Holdings                                       6.63        6/01/2000               100,000          100,237
UCFC Home Equity Loan 1996                                  7.70        1/15/2004               150,000          149,777
Union Planters Corp.                                        6.25       11/01/2003                50,000           48,022
United Companies Financial                                  9.35       11/01/1999               400,000          425,428
USF&G Corp.                                                 8.38        6/15/2001                75,000           79,656
                                                                                                         --
                                                                                                           --------------
                                                                                                               6,584,736
                                                                                                         ----------------
Health Care - 2.4%
---------------------------------------------------
Ahmanson (H.F.) & Co. 144A **                               8.36       12/01/2026               175,000          174,785
Highwoods Properties REIT Notes                             6.75       12/01/2003               525,000          515,057
Trinet Corp. Realty Trust                                   7.30        5/15/2001               150,000          151,590
                                                                                                         --
                                                                                                           --------------
                                                                                                                 841,432
                                                                                                         ----------------









                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

Real Estate - 3.2%
---------------------------------------------------
Avalon Property REIT                                        7.38%       9/15/2002        $      100,000  $       101,600
Duke Realty REIT Investments                                7.38        9/22/2005               100,000           99,698
Meditrust                                                   7.38        7/15/2000               275,000          280,198
Shopping Center Associates                                  6.75        1/15/2004               250,000          243,473
Spieker Properties                                          6.65       12/15/2000               100,000           99,291
Storage USA REIT                                            7.13       11/01/2003               200,000          198,570
Wellsford Residential Property                              7.75        8/15/2005               100,000          102,570
                                                                                                         --
                                                                                                           --------------
                                                                                                               1,125,400
                                                                                                         ----------------
Services - 3.8%
---------------------------------------------------
News America Holdings Corp.                                 7.70       10/30/2025               300,000          286,635
News America Holdings Corp.                                 9.50        7/15/2024               100,000          114,356
Time Warner Inc.                                            6.85        1/15/2026                50,000           48,752
Time Warner Entertainment                                   8.38        3/15/2023               250,000          254,093
Time Warner Inc.                                            9.15        2/01/2023               400,000          435,092
Viacom Inc.                                                 7.75        6/01/2005               225,000          221,551
                                                                                                         --
                                                                                                           --------------
                                                                                                               1,360,479
                                                                                                         ----------------

Technology - 1.0%
---------------------------------------------------
ITT Corp.                                                   6.25       11/15/2000               350,000          344,453
                                                                                                         ----------------

Total Corporate                                                                                               10,817,839
                                                                                                         ----------------

U.S. Government Agency - 35.5%
---------------------------------------------------

Pass Thru Securities - 35.5%
---------------------------------------------------
FHLMC                                                       6.50    3/01/2026 - 5/01/2026        99,435           95,147
FHLMC                                                       7.50   11/01/2026 - 11/01/2026    1,755,842        1,757,474
FNMA                                                        5.22        1/23/1997             1,000,000          985,922
FNMA                                                        6.18        3/15/2001                75,000           74,557
FNMA                                                        6.50    3/01/2026 - 4/01/2026     1,041,911          994,065
FNMA                                                        7.00   9/01/2025 - 10/01/2026     3,894,670        3,808,907
FNMA                                                        8.00        7/25/2023               175,000          182,766
GNMA                                                        7.00   10/15/2025 - 1/15/2026     1,650,806        1,616,706
GNMA                                                        7.50   9/15/2025 - 10/15/2026       827,902          828,488
GNMA                                                        9.00    4/15/2016 - 4/15/2025     1,905,380        2,045,021
Resolution Trust Corp. 1995-2 Ca1                           7.45        9/15/2025               203,787          203,023
                                                                                                         ----------------
TOTAL U.S. Government Agency                                            5/25/2029                             12,592,076
                                                                                                         ----------------







                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

U.S. Treasury Obligations - 6.6%
---------------------------------------------------

Treasury Bonds - 1.1%
---------------------------------------------------
U.S. Treasury Bond                                          8.13%       8/15/2019        $      350,000  $       404,852
                                                                                                         ----------------

Treasury Notes - 5.5%
---------------------------------------------------
U.S. Treasury Note                                          5.38       11/30/1997               200,000          199,562
U.S. Treasury Note +                                        5.75       10/31/2000               450,000          444,024
U.S. Treasury Note                                          6.25        2/15/2003               300,000          299,625
U.S. Treasury Note +                                        6.63        6/30/2001               700,000          711,263
U.S. Treasury Note                                          7.13        2/29/2000               150,000          154,430
U.S. Treasury Note (Strip)                                  0.00        8/15/2008               200,000           93,520
U.S. Treasury Coupon Strip                                  0.00        2/15/2019               250,000           55,043
                                                                                                         --
                                                                                                           --------------
                                                                                                               1,957,467
                                                                                                         ----------------
TOTAL U.S. Treasury Obligations                                                                                2,362,319
                                                                                                         ----------------

Yankee Bonds - 3.3%
---------------------------------------------------
Cominco Ltd.                                                6.88        2/15/2006               449,000          428,620
Methanex Corp.                                              7.75        8/15/2005               100,000          102,750
Noranda Forrest Inc                                         6.88       11/15/2005               375,000          364,879
Se Banken 144A Euro Step Up **                              8.13        9/06/2049               250,000          257,620
                                                                                                         ----------------
Total Yankee Bonds                                                                                             1,153,869
                                                                                                         ----------------


TOTAL BONDS and NOTES (Cost $35,485,304)                                                                      29,120,112
                                                                                                         ----------------

Preferred Stock - 0.6%                                                                        Shares
---------------------------------------------------                                        -------------
Capital Preferred Trust * (Cost $200,000)                                                         8,000          207,000
                                                                                                         ----------------

Short-Term Investments - 16.5%
---------------------------------------------------

                                                                                               Par
Commercial Paper - 15.3%                                                                      Value
---------------------------------------------------                                      ---------------
Anheuser Busch                                              5.30        1/22/1997        $    1,000,000          986,308
Coca Cola Company                                           5.24        1/07/1997             1,000,000          994,032
Eli Lilly Corp. +                                           5.32        4/16/1997             1,000,000          973,991
General Electric Co.                                        5.30        1/24/1997             1,000,000          985,572
Nynex Corp                                                  0.00        3/05/1997             1,000,000          988,200
Sears Roebuck                                               5.32        1/30/1997               500,000          492,537
                                                                                                         --
                                                                                                           --------------
                                                                                                               5,420,640
                                                                                                         ----------------
U.S. Government Agency - 0.0%
---------------------------------------------------
FNMA Discount Notes +                                       5.40        1/17/1997                10,000            9,957
                                                                                                         ----------------





                                                                                               Par             Value
Security                                                 Rate           Maturity              Value          (Note 1A)
---------------------------------------------------   --------     --------------------- --------------- ----------------

Repurchase Agreements - 1.2%
---------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $437,345 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $445,950 +)                                              $      437,206  $       437,206
                                                                                                         ----------------

Total Short-Term Investments (Cost $5,870,258)                                                                 5,867,803
                                                                                                         ----------------

TOTAL INVESTMENTS  (Cost $35,203,789) - 99.2%                                                                 35,194,915

Other Assets Less Liabilities - 0.8%                                                                             290,389
                                                                                                         ----------------

NET ASSETS - 100.0%                                                                                      $    35,485,304
                                                                                                         ================


*  Non-income producing security
+  Denotes all or part of security pledged as a margin deposit (see Note 6)
** This security is restricted, but eligible for resale under 144A

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REIT - Real Estate Investment Trust

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                      Statement of Assets and Liabilitites
                                December 3l, 1996

Assets
    Investments, at value  (Note 1A) (identified cost, $35,203,789)                              $35,194,915
    Receivable for investments sold                                                                  346,961
    Interest and dividends receivable                                                                359,900
    Deferred organization costs (Note 1E)                                                              8,692
    Receivable from investment adviser (Note 2)                                                        5,946
                                                                                          -------------------

          Total assets                                                                              35,916,414

Liabilities
    Payable for investments purchased                                           $357,069
    Payable for daily variation margin on financial futures contracts (Note 6)    38,906
    Accrued audit services                                                        22,274
    Accrued expenses and other liabilities                                        12,702
    Accrued trustee fees (Note 3)                                                    159
                                                                         ----------------

          Total liabilities                                                                         431,110
                                                                                          -------------------

Net Assets                                                                                       $35,485,304
                                                                                          ===================

Net Assets consist of

    Paid - in capital                                                                            $35,425,262
    Undistributed net investment income                                                               11,552
    Accumulated undistributed net realized gain (loss)                                                56,763
    Net unrealized appreciation (depreciation)                                                        (8,273)
                                                                                          -------------------

          Total Net Assets                                                                       $35,485,304
                                                                                          ===================

Shares of beneficial interest outstanding                                                          1,894,219
                                                                                          ===================

Net asset value, offering price, and redemption price per share                                       $18.73
                                                                                          ===================
    (Net assets/Shares outstanding)



     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                             Statement of Operations
                          Year Ended December 31, 1996

Income
    Interest income                                                                               $1,051,457
    Dividend income                                                                                    3,360
                                                                                            -----------------

       Total income                                                                                1,054,817

Expenses

    Investment advisory fee (Note 2)                                             $61,291
    Accounting, custody and transfer agent fees                                   60,571
    Audit services                                                                24,730
    Registration costs                                                             2,707
    Legal fees                                                                     3,338
    Amortization of organization costs (Note 1E)                                   2,499
    Trustees fees (Note 2)                                                           806
    Miscellaneous                                                                  4,613
                                                                          ---------------


       Total expenses                                                             160,555

Deduct:
    Waiver of investment advisory fee (Note 2)                                    (61,291)
    Reimbursement of Fund operating expenses (Note 2)                             (38,689)
                                                                          ---------------
         Total waiver/reimbursement of Fund expenses                              (99,980)

    Net expenses                                                                                      60,575
                                                                                            -----------------

         Net investment income                                                                       994,242
                                                                                            -----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                    ($48,224)
       Written options transactions                                               15,655
       Financial futures contracts                                                91,523
                                                                          ---------------

       Net realized gain (loss)                                                                        58,954

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                    (236,147)
       Financial futures contracts                                                  (600)
                                                                          ---------------

       Net change in net unrealized appreciation (depreciation)                                     (236,747)
                                                                                            -----------------

       Net realized and unrealized gain (loss)                                                      (177,793)
                                                                                            -----------------

         Net increase (decrease) in net assets from operations                                      $816,449
                                                                                            =================


     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                       Statements of Changes in Net Assets
                                                                                                       For the Period
                                                                                     Year Ended         July 3, l995
                                                                                    December 31,      (start of business) to
                                                                                        1996           December 31, l995
                                                                                  -----------------   --------------------
Increase (decrease) in Net Assets

From operations
    Net investment income                                                                 $994,242            $707,724
    Net realized gain (loss)                                                                58,954             806,785
    Change in net unrealized appreciation (depreciation)                                  (236,747)            228,474
                                                                                  -----------------   -----------------

         Net increase (decrease) in net assets from operations                             816,449           1,742,983
                                                                                  -----------------   -----------------

Distributions to shareholders
    From net investment income                                                            (975,274)           (705,113)
    From net realized capital gains on investments                                        (642,185)           (176,818)
                                                                                  -----------------   -----------------

       Total distributions to shareholders                                              (1,617,459)           (881,931)
                                                                                  -----------------   -----------------
Fund share (principal) transactions (Note 4)

    Net proceeds from sale of shares                                                    28,147,072          27,181,697
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                                  1,584,262             327,947
    Cost of shares redeemed                                                             (1,491,504)        (20,324,212)
                                                                                  -----------------   -----------------

       Increase (decrease) in net assets from Fund share transactions                   28,239,830            7,185,432
                                                                                  -----------------   -----------------

       Net increase (decrease) in net assets                                            27,438,820            8,046,484
Net Assets

    At beginning of period                                                               8,046,484                   0
                                                                                  -----------------   -----------------


    At end of period (including undistributed investment
    income of $11,552 and $0 at December 31, 1996 and 1995, respectively)              $35,485,304          $8,046,484
                                                                                  =================   =================


     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                              Financial Highlights

                                                                                        For the Period July 3, l995
                                                       Year Ended                     (Start of  business)  to
                                                       December 31, 1996                   December 31, l995
                                                       ----------------------     ----------------------

    Net asset value - beginning of period                            $20.52                     $20.00
                                                       ----------------------     ----------------------
Income from investment operations

    Net investment income *                                           $1.16                      $0.53
    Net realized and unrealized gain (loss)                           (0.52)                      0.64
                                                       ----------------------     ----------------------

       Total from investment operations                                0.64                       1.17
                                                       ----------------------     ----------------------
Less distributions declared to shareholders

    From net investment income                                        (1.15)                    (0.53)
    In excess of net investment income                                                          (0.12)
    From net realized gains on investments                            (1.28)                            -
                                                       ----------------------     ----------------------

       Total distributions declared to shareholders                   (2.43)                    (0.65)
                                                       ----------------------     ----------------------

       Net asset value - end of period                                $18.73                   $20.52
                                                       ======================     ======================


Total return                                                           3.77%                     5.79%

Net assets at end of period (000 omitted)                            $35,485                   $8,046

Ratios (to average daily net assets)/Supplemental Data:

    Expenses *                                                         0.40%                     0.40%  t
    Net investment income *                                            6.57%                     6.64%  t


Portfolio turnover                                                      124%                      389%

*   The investment adviser voluntarily waived its
    investment advisory fee and reimbursed the fund for
    a portion of its operating expenses. Had these actions
    not been taken, the net investment income
    per share and the ratios would have been:
       Net investment income per share                                $1.04                      $0.29
       Ratios (to average daily net assets):
       Expenses                                                        1.06%                      1.29%  t
       Net investment income                                           5.91%                      5.75%  t

t      Computed on an annualized basis

    The accompanying notes are an integral part of the financial statements

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund II (the "Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount on debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     E. .Deferred organization cost--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

     F. .Distributions to shareholders-
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage and asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, undistributed net investment income and accumulated net realized gains (losses).

(2)  ...Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expense to 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1996. For the year ended December 31, 1996, SA&W voluntarily waived its investment advisory fee of $61,291, and reimbursed the Fund for $38,689 of its operating expenses. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations were as follows:


(4) ....Shares of Beneficial Interest:

                                        Purchases              Sales
                                     -----------------   -----------------
U.S. Government securities                 $23,561,580         $13,271,294
                                     ==================  ==================

Non-U.S. Government securities             $15,872,747          $4,170,120
                                     ==================  ==================


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                    For the Period
                                                                            For the Year Ended      July 3, l995 to
                                                                            December 31, 1996        December 31, 1995

Shares sold                                                                          1,494,596          1,367,590
Shares issued to shareholders in payment of distributions declared                      85,215             16,103
Shares redeemed                                                                        (77,808)          (991,477)
                                                                           ---------------------    -----------------
    Net increase                                                                      1,502,003           392,216
                                                                           =====================    =================


         At December 31, 1996, one shareholder, Exeter Health Resources, Inc., was record owner of approximately 71% of the total outstanding shares of the Fund.

         On August 15, 1995, securities with a fair market value of $7,132,126 were contributed to the Fund by shareholders. In return for such securities, shareholders received shares of the Fund.

(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                         $35,204,211
                                                  =================

Gross unrealized appreciation                              128,754
Gross unrealized depreciation                             (138,050)
                                                  -----------------
    Net unrealized depreciation                            ($9,296)
                                                  =================

(6) ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1996 is as follows:

Written Put Option Transactions
--------------------------------------------------------------------------------

                                          Number
                                       of Contracts       Premiums
                                       --------------  ----------------
Outstanding, beginning of period                   0                $0
    Options written                            1,370            14,405
    Options exercised                             -                  -
    Options expired                           (1,370)          (14,405)
    Options closed                               -                  -
                                       --------------  ----------------
Outstanding, end of period                         0                $0
                                       ==============  ================


                                   Written Call Option Transactions
--------------------------------------------------------------------------------

                                            Number
                                         of Contracts       Premiums
                                         --------------  ----------------
Outstanding, beginning of period                     0                $0
    Options written                                400             1,250
    Options exercised                             (200)           (1,000)
    Options expired                               (200)             (250)
    Options closed                                  -                  -
                                         --------------  ----------------
Outstanding, end of period                           0                $0
                                         ==============  ================

 .........Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Fund held the following futures contracts: At December 31, 1996, the fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.



                                                                                               Unrealized
                                                           Expiration    Underlying Face      Appreciation
                  Contract                     Position     Date         Amount at Value     (Depreciation)
--------------------------------------------------------------------------------------------------------------

US 5 Yr Note Future  (1 contract)              Long       03/19/97             $106,594                  ($416)
US 10 YR Note Future  (1contract)              Long       03/19/97            1,527,750                 (9,764)
US Bond (4 contracts)                          Long       03/19/97            2,477,750                 10,780
                                                                        ----------------   --------------------

                                                                             $4,112,094                   $600
                                                                        ================   ====================


                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund II:
We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund II (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period July 3, 1995 (start of business) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund II as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 3, 1995 (start of business) to December 31, 1995, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,


Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion


The year 1996 was reasonably positive for investors in short duration assets. For the full year ended December 31, 1996, the STAR Fund returned 5.62%, outperforming the IBC Donoghue Money Market Average at 4.90%, a margin of 72 basis points (bp). We experienced quite a volatile market environment and are pleased that we were able to turn in positive performance for the year.

As we have noted throughout the year, 1996 was a very choppy market environment. It was almost as if investors did a complete turnaround on January 1, 1996 after a very strong market environment during 1995. The first half of 1996 was characterized by concern that the economy was reaching record low levels of unemployment, and that inflation was bound to heat up, causing the Federal Reserve to tighten monetary policy. In the first six months of the year, rates rose by 60-100 bp, depending on the maturity. As the year continued, the economic news continued to be good on all fronts, resulting in a very strong fourth quarter during which rates fell by about 30 bp across the board. Despite this strong fourth quarter rally, we still ended the full year with a rate increase of 35-70 bp in the short end of the curve. The yield curve also steepened significantly during the year; as we opened 1996, there was a yield pickup of only 20 bp from 3 months to 3 years; at December 31 the yield pickup was 83 bp. The market environment was generally quite good for the types of spread products that we employ during the year. Corporate bonds experienced spread tightening for the year to historically narrow levels, and Asset Backed Securities (ABS) tightened as well, despite a year of record high issuance.

Our performance attribution models show us that the STAR Fund performance was positively impacted by our holdings in non- Treasury sectors, which averaged 75-80% of the portfolio throughout the year. As previously mentioned, corporate securities either narrowed or maintained their spread (depending on the particular name), allowing the additional yield to accrue to the bottom line of the fund. The asset backed sector which comprised about 20-25% of our portfolio for much of the year was a particular standout, as spreads tightened significantly. We continue to believe that this is the single most attractive sector in the short term markets as we enter 1997.

Our duration decisions were generally neutral to positive for the year. Although we suffered during the first half as interest rates rose, we maintained our duration, believing that the rate rise was unwarranted. We were rewarded for our fortitude, especially during the fourth quarter, when the market rallied strongly. Our general strategy is to avoid making major changes in duration over the short term but to adopt a longer term outlook and to make modest changes as conditions warrant.

During the fourth quarter of 1996, we began to employ a new type of options strategy on the portfolio in conjunction with our desire to add value opportunistically through the use of options. Because market participants had turned complacent at year end, the volatility in the markets had decreased substantially. Thus, it was possible to buy call options at a relatively low price that would allow us to maintain our current portfolio duration and participate in any substantial market rallies, while keeping our downside risk at the same level. We expect that these strategies will continue to play an important role for us during 1997.

Looking back on 1996 performance, we are pleased that we were able to turn in attractive returns in such a volatile market environment, and we continue to have a very positive outlook for an extended duration short term portfolio. We would like to thank our shareholders for their support during the year, and we would like to assure you that we are working our hardest to turn in competitive performance during the next year.



Jennifer A. Pline

                     Standish, Ayer & Wood Investment Trust
                  Standish Short-Term Asset Reserve Fund Series

       Comparison of Change in Value of $1,000,000 Investment in Standish
             Short-Term Asset Reserve Fund and IBC Donoghue Average

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Short-Term Asset Reserve Fund compared with the IBC Donoghue Average for the period January 3, 1989 to December 31, 1996, based upon a $1,000,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund
                            Portfolio of Investments
                                December 31, 1996
                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

BONDS and NOTES - 99.0%
---------------------------------------------------------

Asset Backed - 30.0%
---------------------------------------------------------
Advanta Home Equity Trust Loan 1993-4 A1                          5.50%    04/15/00      3/25/2010      $       736,116      700,920
Aircraft Lease Portfolio Trust 1994-1 A2                          7.15%    12/31/97      9/15/2004            3,633,940    3,672,550
AT&T Capital Equipment 1996-1A2                                   5.95%    01/10/98      7/15/2000            3,030,000    3,034,734
Beneficial California Incorporated Home Equity 1994-1 B (a)       6.35%    02/28/97      3/29/2044            1,873,699    1,882,468
Capital Home Equity 1990-1B (a)                                   6.75%    02/28/97     12/31/1997            1,212,513    1,214,782
Capital Home Equity 1992-1 (a)                                    6.30%    02/20/97     12/25/2012              371,562      371,968
Case Equipment Trust Loan 1995-BA2                                5.95%    02/28/97      9/15/2000              565,421      565,981
Charter Financial Corp 1994-1A                                    7.40%    02/28/98     10/25/2001            1,549,075    1,571,585
Contimortgage Hel Trust                                           6.86%    09/30/97      7/15/2010            2,175,000    2,177,719
Contimortgage Home Equtiy 1994-4A                                 7.96%    12/30/97      9/15/2009            4,421,533    4,482,330
Continental Mortgage Home Equity 1996-4 A2                        6.23%    02/05/98     10/15/2011            2,850,000    2,845,547
Equacredit Home Equity 1993-4                                     5.73%    06/15/99     12/15/2008            2,062,559    2,013,573
Equacredit Home Equity 1994-1A                                    5.80%    08/30/99      3/15/2009              665,668      649,546
Equicon Home Equity 1995-2 A1                                     6.45%    08/30/97      7/18/2010            1,301,702    1,300,482
Equicon Home Equity 1995-4 A1                                     6.15%    04/15/97      7/15/2004            2,333,362    2,332,632
Greentree Financial Corp. 1996-9 A1                               5.96%    10/06/97      1/15/2028            4,170,408    4,169,073
Greentree Financial Corp.                                         6.10%    12/15/97      4/15/2018            1,711,346    1,706,520
Greentree Financial Corp. 1993-3                                  5.20%    04/15/97     10/15/2018            4,709,548    4,683,033
Greentree Financial Corp. 1995-DA1                                6.05%    04/15/97      9/15/2025            1,871,802    1,874,104
Home Equity Loan 1992-2 A1 (a)                                    6.22%    02/20/97     10/20/2007              420,930      422,243
Home Equity Loan Trust 1992-2A                                    6.65%    02/15/99     11/20/2012              629,917      629,327
Merrill Lynch Asset Backed 1992-B A2                              8.05%    05/15/97      4/15/2012            1,550,139    1,554,975
Merrill Lynch Home Equity 1991-2A2 (a)                            5.91%    02/15/97      4/15/2006              170,326      170,379
Merrill Lynch Home Equity 1993-1B (a)                             6.69%    02/15/97      2/15/2003            1,450,693    1,456,583
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A              6.55%    01/25/99     11/25/2007              606,369      604,758
Olympic Auto Receivables Trust 1995-D A2                          5.80%    02/15/97     10/15/1998              917,242      917,242
Onyx Acceptance Trust 1996-1 A                                    5.40%    09/15/98      5/15/2001            3,028,477    3,001,977
Security Pacific Home Equity Cl 1991-1 Cl A                       7.85%    03/01/97      5/15/1998              103,371      103,726
Security Pacific Home Equity Cl 1991-2 A                          8.10%    03/31/97      6/15/2020              573,025      574,097
Security Pacific Home Equity Cl 1991-2 B                          8.15%    12/15/97      6/15/2020            2,600,598    2,638,185
The Money Store Home Equity 1994-A A1                             4.88%    07/30/97      3/15/2008            2,186,225    2,169,145





                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

Asset Backed - (continued)
---------------------------------------------------------
The Money Store Home Equity 1994-C A1                             6.78%    02/28/97      9/15/2007      $       127,153      127,312
The Money Store Home Equity 1995-B A2                             6.50%    02/28/97     10/15/2006              718,598      717,251
TransAmerica Leasing 1995-1 A                                     6.40%    10/15/97      9/15/2001            1,119,810    1,124,972
UCFC Home Equity Loan Trust 1994 D1 A2                            8.38%    06/10/97      3/10/2007              585,418      586,881
UCFC Home Equity Loan Trust 1995 B1 A1                            6.75%    01/10/97     10/10/2004              197,392      197,392
                                                                                                                          ----------
TOTAL Asset Backed                                                                                                        58,245,992
                                                                                                                          ----------

Corporate - 46.8%
---------------------------------------------------------

Basic Industry - 0.8%
---------------------------------------------------------
Georgia Pacific Corp.                                             9.85%                  6/15/1997            1,475,000    1,498,984
                                                                                                                          ----------

Consumer Cyclical - 7.1%
---------------------------------------------------------
Chrysler Financial Corp.                                          8.06%                  1/27/1997              600,000      600,822
Chrysler Financial Corp.                                          5.02%                  1/27/1997            2,000,000    1,999,280
Chrysler Financial Corp.                                          7.89%                  2/10/1997            3,300,000    3,306,204
Dayton Hudson Corp.                                               9.55%                  4/15/1997              800,000      808,352
Dayton Hudson Corp.                                               9.77%                  6/15/1997            2,200,000    2,237,510
Ford Motor Credit Corp. (a)                                       5.81%                 11/09/1998            2,800,000    2,799,076
Sears Roebuck Co                                                  9.25%                  4/15/1998            2,000,000    2,077,060

                                                                                                                          ----------
                                                                                                                          13,828,304
                                                                                                                          ----------
Financial - 32.9%
---------------------------------------------------------
Bank of Boston (a)                                                5.55%                  8/28/1998            3,000,000    2,995,230
Bear Stearns Co (a)                                               6.10%                  1/14/1999            2,800,000    2,786,000
Capital One Bank Co.                                              8.63%                  1/15/1997            5,500,000    5,503,080
Centura Bank                                                      6.00%                  4/07/1997            5,125,000    5,125,000
Citicorp (a)                                                      5.76%                  1/30/1998            4,100,000    4,095,900
Comdisco Inc Notes                                                6.29%                 10/22/1998              425,000      425,631
Dean Witter Discover (a)                                          5.51%                  3/10/1999            2,800,000    2,753,940
Discover Credit                                                   7.81%                  3/18/1997            2,400,000    2,409,912
Discover Credit                                                   7.76%                  5/13/1997            2,000,000    2,013,380





                                                                           Expected
                                                                           Maturity                           Par           Value
Security                                                         Rate     (Unaudited)    Maturity             Value       (Note 1A)
---------------------------------------------------------       ------- -----------   --------------  -----------------  -----------

Financial - (continued)
---------------------------------------------------------
Discover Credit                                                   7.82%                  5/13/1997      $     1,000,000    1,006,890
First Interstate                                                 12.75%                  5/01/1997            1,660,000    1,695,607
First USA Bank                                                    8.10%                  2/21/1997            2,350,000    2,356,392
Fleet Mortgage Group Inc.                                         6.13%                  8/15/1997            1,000,000    1,000,590
Goldman Sachs Inc. 144A (a)                                       5.93%                  1/26/1999            3,000,000    3,012,000
Great Western Bank                                                9.50%                  7/01/1997            3,800,000    3,866,614
Heller Financial                                                  7.75%                  5/15/1997            3,350,000    3,371,373
International Lease Finance                                       5.50%                  4/01/1997            5,400,000    5,395,194
Merrill Lynch Cmt (a)                                             5.77%                  4/07/1997            6,150,000    6,147,909
Morgan Stanley                                                    5.65%                  6/15/1997              650,000      649,578
Norwest Corp.                                                     9.25%                  5/01/1997            1,140,000    1,152,175
Salomon Brothers Inc.                                             5.47%                  8/29/1997            2,000,000    1,994,800
Wells Fargo & Co. (a)                                             5.98%                  6/25/1997            4,000,000    4,006,320

                                                                                                                          ----------
                                                                                                                          63,763,515
                                                                                                                          ----------
Health Care - 1.5%
---------------------------------------------------------
Health & Rehab Property (a)                                       6.28%                  7/13/1999            2,900,000    2,863,605
                                                                                                                          ----------

Real Estate - 4.5%
---------------------------------------------------------
Equity Residential Property Operating LP (a)                      6.25%                 12/22/1997            5,800,000    5,794,076
Taubman Realty (a)                                                6.00%                 11/03/1997            3,025,000    3,017,407

                                                                                                                          ----------
                                                                                                                           8,811,483
                                                                                                                          ----------
TOTAL Corporate                                                                                                           90,765,891
                                                                                                                          ----------

U.S. Government Agency - 5.2%
---------------------------------------------------------

Pass Thru Securities
---------------------------------------------------------
FHLMC (a)                                                         7.82%    05/01/98      2/01/2023              380,413      388,794
FHLMC                                                             7.00%    02/16/97      8/01/1999            2,437,975    2,461,593
FHLMC                                                             8.00%    05/01/97   2/01/2000 - 7/01/20     3,797,216    3,885,621
Resolution Trust Corp. 1992 Cl B                                  7.15%    06/30/97     12/25/2020            2,054,182    2,054,182
Resolution Trust Corp. 1992-12 A-A2                               7.50%    12/15/97     08/25/2023              553,538      555,614
Resolution Trust Corp. 1992-7 A3 (a)                              7.36%    06/30/97      3/25/2022              757,057      756,584
                                                                                                                          ----------
TOTAL U.S. Government Agency                                                                                              10,102,388
                                                                                                                          ----------




                                                                                                               Par          Value
Security                                                    Rate                         Maturity             Value       (Note 1A)
--------------------------------------------------------- ----------                 ------------------ ----------------  ----------

U.S. Treasury Obligations - 17.0%
---------------------------------------------------------

Treasury Notes - 17.0%
---------------------------------------------------------
U.S. Treasury Note                                                5.88%                  8/15/1998      $     7,800,000    7,803,666
U.S. Treasury Note                                                5.88%                 10/31/1998            1,375,000    1,374,780
U.S. Treasury Note                                                5.63%                 11/30/1998           16,695,000   16,619,372
U.S. Treasury Note                                                5.13%                 11/30/1998            7,000,000    6,907,040
U.S. Treasury Note                                                5.38%                  5/31/1998              325,000      323,323
                                                                                                                          ----------
TOTAL U.S. Treasury Obligations                                                                                           33,028,181
                                                                                                                          ----------

TOTAL BONDS and NOTES (Cost $192,381,683)                                                                                192,142,452
                                                                                                                          ----------

                                                                                                            Principal
                                                                                                            Amount of
                                                                                                            Contracts
                                                                                                          --------------
Purchased Options - 0.0%
---------------------------------------------------------
---------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
---------------------------------------------------------
UST Call, 5.75% 12/23/98, Str 100.09375, 3/24/97 (Premiums Paid $10,563)                                         52,000        8,125
                                                                                                                          ----------

                                                                                                               Par
                                                                                                              Value
                                                                                                          --------------
Repurchase Agreements - 0.0%
---------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $40,697 (Collateralized by
FNMA FNARM with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $41,497. (Cost $40,864)                                                 $        40,864       40,864
                                                                                                                          ----------

TOTAL INVESTMENTS  (Cost $192,433,110) - 99.0%                                                                           192,191,441

Other Assets less Liabilities - 1.0%                                                                                       1,882,164
                                                                                                                          ----------

NET ASSETS - 100.0%                                                                                                     $194,073,605
                                                                                                                          ==========

(a) Variable Rate Security
*   This security is restricted, but eligible for resale under 144A
FHLMC - Federal Home Loan Mortgage Corporation
UST - U.S. Treasury
FNARM - FNMA Adjustable Rate Mortgage
UCFC - United Co.'s Financial Corp.

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                      Statement of Assets and Liabilitites
                                December 31, l996

Assets
    Investments, at value  (Note 1A) (identified cost, $192,433,110)                            $192,191,441
    Receivable for investments sold                                                                  156,050
    Interest receivable                                                                            2,135,074
                                                                                         --------------------

          Total assets                                                                           194,482,565

Liabilities
    Distribution payable                                                      $380,297
    Accrued trustee fees (Note 3)                                                2,022
    Accrued expenses and other liabilities                                      26,641
                                                                       ----------------

          Total liabilities                                                                           408,960
                                                                                         --------------------

Net Assets                                                                                      $194,073,605
                                                                                         ====================

Net Assets consist of

    Paid - in capital                                                                           $205,255,771
    Distributions in excess of net investment income                                                  (131,817)
    Accumulated undistributed net realized gain (loss)                                           (10,808,680)
    Net unrealized appreciation (depreciation)                                                        (241,669)
                                                                                         --------------------

          Total Net Assets                                                                      $194,073,605
                                                                                         ====================

Shares of beneficial interest outstanding                                                          9,953,704
                                                                                         ====================

Net asset value, offering price, and redemption price per share                                          $19.50
                                                                                         ====================
    (Net assets/Shares outstanding)



     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                             Statement of Operations
                          Year Ended December 31, l996

Income
    Interest income                                                                              $15,608,502

Expenses

    Investment advisory fee (Note 3)                                            $643,488
    Accounting, custody and transfer agent fees                                  143,850
    Legal fees                                                                    34,803
    Audit services                                                                22,092
    Insurance expense                                                              9,902
    Trustees fees (Note 3)                                                         9,630
    Registration costs                                                             9,326
    Miscellaneous                                                                 11,829
                                                                          ---------------
       Total expenses                                                                                884,920
                                                                                            -----------------

         Net investment income                                                                    14,723,582
                                                                                            -----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities                                                    (407,753)
       Written option transactions                                                28,818
                                                                          ---------------

       Net realized gain (loss)                                                                       (378,935)

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                    (494,693)
       Written options                                                              (547)
                                                                          ---------------

       Change in net unrealized appreciation (depreciation)                                           (495,240)
                                                                                            -----------------

       Net realized and unrealized gain (loss)                                                        (874,175)
                                                                                            -----------------

         Net increase (decrease) in net assets from operations                                   $13,849,407
                                                                                            =================



     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                    Standish Short - Term Asset Reserve Fund

                       Statement of Changes in Net Assets

                                                                          Year Ended           Year Ended
                                                                         December 31,         December 31,
                                                                             1996                 1995
                                                                       ------------------   -----------------
Increase (decrease) in Net Assets

From operations:
    Net investment income                                                    $14,723,582         $16,422,079
    Net realized gain (loss)                                                     (378,935)            91,489
    Change in net unrealized appreciation (depreciation)                         (495,240)         4,729,922
                                                                       ------------------   -----------------

         Net increase (decrease) in net assets from operations                13,849,407          21,243,490
                                                                       ------------------   -----------------

Distributions to shareholders
    From net investment income                                               (14,723,192)        (16,408,848)
    In excess of net investment income                                             -----             (72,090)
                                                                       ------------------   -----------------

       Total distributions to shareholders                                   (14,723,192)        (16,480,938)
                                                                       ------------------   -----------------

Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                         190,145,017         224,454,605
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                       10,684,739          11,942,616
    Cost of shares redeemed.                                                (249,381,886)       (274,677,022)
                                                                       ------------------   -----------------

       Increase (decrease) in net assets from Fund share transactions        (48,552,130)        (38,279,801)
                                                                       ------------------   -----------------

       Net increase (decrease) in net assets                                 (49,425,915)        (33,517,249)

Net Assets
    At beginning of period                                                   243,499,520         277,016,769
                                                                       ------------------   -----------------

    At end of period (including distributions in excess of net investment income of  $131,817 and $ 72,090 at
    December 31, 1996 and 1995, respectively)                               $194,073,605        $243,499,520
                                                                       ==================   =================



     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                     Standish Short-Term Asset Reserve Fund

                              Financial Highlights



                                                                                            Year Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                         1996            1995              1994            1993           1992 *
                                                       ------------    ------------      ------------    -------------   -----------

    Net asset value - beginning of period                 $19.55          $19.22            $19.79           $19.96         $20.46
                                                       ------------    ------------      ------------    -------------   -----------

Income from investment operations

    Net investment income                                  $1.11           $1.13             $1.01            $1.31          $1.35
    Net realized and unrealized gain (loss)                (0.04)           0.33             (0.57)           (0.17)         (0.48)
                                                       ------------    ------------      ------------    -------------   -----------

       Total from investment operations                     1.07            1.46              0.44             1.14           0.87
                                                       ------------    ------------      ------------    -------------   -----------

Less distributions declared to shareholders
    From net investment income                             (1.12)          (1.12)            (1.01)           (1.31)         (1.35)
    In excess of net investment income                  -----              (0.01)         -----            -----          -----
    From net realized gains on investments              -----           -----             -----            -----             (0.02)
                                                       -----------    ------------      ------------    -------------   ------------

       Total distributions declared to shareholders        (1.12)          (1.13)            (1.01)           (1.31)         (1.37)
                                                       ------------    ------------      ------------    -------------   -----------

       Net asset value - end of period                    $19.50          $19.55            $19.22           $19.79         $19.96
                                                       ============    ============      ============    =============   ===========

Total return                                                5.62%           7.85%             2.27%            5.08%          4.33%


Net assets at end of period (000's omitted)             $194,074        $243,500          $277,017         $275,080       $289,969

Ratios (to average daily net assets)/Supplemental Data:

    Expenses                                                0.35%           0.33%             0.33%            0.33%          0.37%
    Net investment income                                   5.75%           5.95%             5.24%            5.82%          6.60%

Portfolio turnover                                        156%            208%              154%             182%           167%


*   Audited by other auditors.

     The accompanying notes are an integral part of the financial statements


                          Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premiums debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $3,071,161, $1,512,610, $5,263,400
         $568,968 and $277,757 which expire on December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004
         respectively. The Fund elected to defer to its fiscal year ending December 31, 1997, $113,973 of losses recognized during the period November 1, 1996 to December 31, 1996.

(2) ....Distributions to Shareholders:

         Dividends on shares of the Fund are declared daily from net investment income and distributed monthly. Net capital gains, if any, are distributed annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of asset backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment and accumulated net realized gain (loss).

(3) ....Investment Advisory Fee:

         The investment advisory fee is paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, monthly at the annual rate of 0.25% of the Fund's average daily net assets. The advisory agreement provides that if the total Fund operating expenses (excluding brokerage, taxes and extraodinary expenses) of the Fund in any fiscal year exceed 0.50% of the Fund's average daily net assets, the compensation due to SA&W shall be reduced by the amount of the excess. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations were as follows:

                                      Purchases             Sales


U.S. Government securities             $316,467,507        $286,457,375
                                  ==================  ==================

Non-U.S. Government securities          $83,425,120        $102,574,333
                                  ==================  ==================



(5) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                           Year Ended December 31,
                                                                          1996               1995
                                                                    ------------------ ------------------
Shares sold                                                                 9,748,426         11,547,118
Shares issued to shareholders in payment of distributions declared            548,316            614,434
Shares redeemed                                                           (12,798,043)       (14,122,510)
                                                                    ------------------ ------------------
    Net decrease                                                           (2,501,301)        (1,960,958)
                                                                    ================== ==================




(6) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                                                               $192,436,358


Gross unrealized appreciation                                                                   $191,489
Gross unrealized depreciation                                                                    (436,406)
                                                                                       ------------------
    Net unrealized depreciation                                                                ($244,917)
                                                                                       ==================


(7) ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund uses options to seek to hedge against risks of market exposure and changes in securities prices as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund has no open written option contracts at December 31, 1996. A summary of written option transactions for the year ended December 31, 1996 is as follows:

                        Written Call Option Transactions

                                       Number
                                    of Contracts        Premiums
                                    --------------   ----------------
Outstanding, beginning of period               7,000          $4,922
    Options written                         91,915              94,599
    Options exercised                        (5,000)            (3,321)
    Options expired                       (73,415)            (78,095)
    Options closed                        (20,500)            (18,105)
                                    --------------   ----------------
Outstanding, end of period                      0                 $0
                                    ==============   ================

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Short-Term Asset Reserve Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish Short-Term Asset Reserve Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Short-Term Asset Reserve Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                     Financial Statements for the Year Ended
                                December 31, 1996

                     Standish, Ayer & Wood Investment Trust

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                               Management Discussion


Tough lessons were learned in 1996 concerning investor expectations versus actual market performance. Perceived moderate growth, little or no inflationary pressures, and a strong dollar were expected to carry the 1995 bond rally well into 1996. Instead, bond prices generally declined as investors reacted cautiously to a steady stream of conflicting economic data. In this environment short and intermediate maturity bond portfolios performed reasonable well with less exposure relative to longer maturities to rising interest rates. For the full year ended December 31, 1996 the Controlled Maturity Fund provided a total return of 5.13% versus 4.98% for the Merrill Lynch 1-3 Year Treasury Index.

Early in 1996 the prices of bonds with shorter maturities reacted favorably when the Fed cut interest rates in January. When it became apparent that inflation was not going to decline any further and the economy appeared stronger than expected, yields began to climb with a corresponding decline in bond prices. The yield on five-year Treasuries increased from 5.37% in January to 6.50% by the end of June. In the second half of the year lower inflation and weaker employment data strengthened bond markets. Short-term bonds prices reacted favorably during this period with the fund making up some of the ground lost during the first half of the year. The yield on the five-year Treasury finished the year at 6.21%.

During the year the fund maintained an overweighted position in corporate bonds and asset-backed securities. The additional yield earned on these securities helped to offset the effects of rising interest rates. Demand for corporate bonds remained strong throughout the year as the fundamental outlook for most sectors of the economy remained favorable. Despite an increase in the supply of new issues, spreads on asset-backed securities tightened significantly as more investors added to their positions in this sector. Throughout the year asset-backed securities continued to offer attractive high quality yields in the short term markets.

The fund's average maturity was maintained at a level slightly longer than the benchmark index throughout the course of the year, reflecting our neutral to slightly positive outlook for interest rates. In the first half of the year, our longer average maturity hindered performance as interest rates increased. When the market rallied in the fourth quarter, our strategy of maintaining a slightly longer maturity relative to the index rewarded shareholders with attractive relative returns.

During 1996 we employed a new type of options strategy in the portfolio in order to opportunistically add incremental returns. At certain times during the year volatility in the bond markets had decreased. This enabled us to opportunistically purchase call options at a relatively low price while maintaining the average maturity of the portfolio. Adding call options to the portfolio decreased the downside risk associated with market declines, while enabling the portfolio to participate fully in any substantial market rallies. We expect that these strategies will continue to play an important role for us during 1997.

We are pleased that we were able to earn relatively attractive returns for our shareholders in such a volatile market environment. Looking toward the futures we continue to maintain a positive outlook for controlled maturity portfolios.





Howard B. Rubin

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

             Comparison of Change in Value of $100,000 Investment in Standish Controlled Maturity Fund and Merrill Lynch 1-3 Year Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Controlled Maturity Fund compared with the Merrill Lynch 1-3 Year Index for the period July 3, 1995 to December 31, 1996, based upon a $100,000 investment. Also included is the average annual total return for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund
                            Portfolio of Investments
                                December 31, 1996


                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ----------------  ---------------

BONDS and NOTES - 99.6%

Asset Backed - 26.9%
-----------------------------------------------------
Advanta Home Equity Trust Loan 1991-1A                         9.00  %      2/25/2006            $      158,708          164,008
Advanta Home Equity Trust Loan 1992-2 A1                       7.15         6/25/2008                    22,634           22,726
Advanta Home Equity Trust Loan 1993-4 A1                       5.50         3/25/2010                   222,189          211,566
AFC Home Equity 1996-3 1A2                                     7.22        12/25/2027                    75,000           75,914
AFC Home Equity Loan Trust 1993-2 A                            6.00         1/20/2013                   236,180          230,939
Contimortgage Hel Trust                                        6.86         7/15/2010                   100,000          100,219
Equacredit Home Equity 1993-4                                  5.73        12/15/2008                   127,462          124,435
Equacredit Home Equity 1995-4 A2                               6.35        10/15/2009                   120,000          120,000
Equicon Home Equity 1995-2 Cl A2                               6.50         7/18/2010                   100,000           99,531
First Sierra Equipment Lease                                   6.29        11/10/2004                   100,000           99,750
General Motors Acceptance Corp.                                7.00         8/15/1997                    25,000           25,173
Greentree Financial Corp.1993-4 A2                             5.85         1/15/2019                   100,000           99,750
Home Equity Loan Trust 1992-2A                                 6.65        11/20/2012                    10,804           10,794
MBNA Master Card Trust 1991-1                                  7.75        10/15/1998                    20,000           20,019
Ml Mtg Inv 1992-D A2                                           7.40         7/15/2017                    30,203           30,278
Newcourt 1996-2 A                                              6.87         6/20/2004                    68,655           69,114
Old Stone Credit Corp. Home Equity Trust 1992-3 A2             6.30         9/25/2007                    56,436           56,012
Old Stone Credit Corp. Home Equity Trust 1992-4 Cl A           6.55        11/25/2007                    46,741           46,617
Rnfc Trust 1995-3A2                                            6.80        12/20/2007                    50,000           50,086
Security Pacific Home Equity Cl 1991-2 B                       8.15         6/15/2020                    32,239           32,705
The Money Store Home Equity 1992-B                             6.90         7/15/2007                   224,980          224,980
The Money Store Home Equity 1993-D A1                          5.68         2/15/2009                    68,401           65,857
The Money Store Home Equity 1994-DA4                           8.75         9/15/2020                   175,000          182,656
The Money Store Home Equity 1996-B A3                          6.82         3/15/2010                   150,000          150,609
Trans Leasing 1996-1A                                          5.98        11/20/2002                   192,974          192,492
UCFC Home Equity Loan Trust 1993-B 1A                          6.08         7/25/2014                   227,885          223,612
UCFC Home Equity Loan Trust 1994 BA-6                          7.10         6/10/2023                   181,622          182,871
UCFC Home Equity Loan Trust 1995-A1 A4                         8.25         4/01/2016                   100,000          102,938
UCFC Home Equity Loan Trust 1995-B1 A2                         6.60         7/10/2009                   150,000          150,609
UCFC Home Equity Loan Trust 1996-D1 A3                         6.54        11/15/2013                   200,000          199,500
                                                                                                                  ---------------

TOTAL Asset Backed (Cost $3,359,369)                                                                                   3,365,760
                                                                                                                  ---------------




                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ---------------- ----------------

Collateralized Mortgage Obligations - 0.1%
-----------------------------------------------------
Collateralized Mortgage Obligation Trust 13-A
(Cost $6,723)                                                  5.81  %      1/20/2003            $        6,799            6,782
                                                                                                                  ---------------
TOTAL Collateralized Mortgage Obligations (Cost $6,723)

Corporate - 48.5%
-----------------------------------------------------

Basic Industry - 1.4%
-----------------------------------------------------
Brascan Ltd.                                                   7.38        10/01/2002                    75,000           75,145
Great Northern Nekoosa                                         9.13         2/01/1998                   100,000          102,961
                                                                                                                  ---------------
                                                                                                                         178,106
                                                                                                                  ---------------
Capital Goods - 2.8%
-----------------------------------------------------
Caterpillar Finance                                            6.10         7/15/1999                   100,000           99,400
Comdisco Inc Medium Term Notes                                 7.75         1/29/1997                   125,000          125,169
WMX Technologies                                               6.25         4/01/1999                   125,000          124,926
                                                                                                                  ---------------
                                                                                                                         349,495
                                                                                                                  ---------------
Consumer Cyclical - 3.6%
-----------------------------------------------------
Chrysler Financial Corp.                                       5.38        10/15/1998                    50,000           49,324
Ford Motor Credit Co                                           5.63         1/15/1999                   125,000          123,569
General Motors Acceptance Corp.                                7.50         7/22/1999                   150,000          154,055
Sears Roebuck Co                                               7.94         2/06/1998                    50,000           51,091
Sears Roebuck Co                                               9.25         4/15/1998                    75,000           77,890
                                                                                                                  ---------------
                                                                                                                         455,929
                                                                                                                  ---------------
Consumer Stable - 0.6%
-----------------------------------------------------
ADT Operations                                                 8.25         8/01/2000                    75,000           77,933
                                                                                                                  ---------------

Energy - 0.8%
-----------------------------------------------------
Occidental Petroleum                                           5.90        11/09/1998                   100,000           99,278
                                                                                                                  ---------------

Financial - 29.2%
-----------------------------------------------------
Advanta National Bank Nts Ncl                                  6.25         7/08/1997                   150,000          150,190
Ahmanson H F & Co                                              9.88        11/15/1999                   175,000          190,136
Associates Corp.                                               6.63        11/15/1997                    50,000           50,272
Associates Corp.                                               6.88         1/15/1997                    50,000           50,011
Bank of Boston                                                 9.50         8/15/1997                    75,000           76,622
Bear Stearns Co                                                6.50         6/15/2000                   125,000          124,963
Bear Stearns Co                                                6.75         8/15/2000                   100,000          100,599
Capital One Bank Co.                                           6.39         6/29/1998                    50,000           50,007
Capital One Bank Co.                                           6.66         8/17/1998                    75,000           75,266
Chase Manhattan Corp.                                          7.50        12/01/1997                    50,000           50,622
Chase Manhattan Corp.                                          8.00         6/15/1999                   100,000          103,581





                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ----------------  ---------------

Financial - (continued)
-----------------------------------------------------

Cit Group Hldgs                                                6.20  %      4/15/1998            $      150,000          150,644
CitiCorp. Mtn                                                  8.42         2/12/1997                   125,000          125,306
Comdisco Inc.                                                  6.50         6/15/2000                    75,000           74,875
First Chicago                                                  8.50         6/01/1998                    75,000           77,441
First Chicago                                                  9.88         7/01/1999                   130,000          140,386
First Union Corp.                                              9.45         6/15/1999                   100,000          106,857
First USA Bank                                                 5.75         1/15/1999                   100,000           98,660
First USA Bank                                                 6.38        10/23/2000                    75,000           73,904
Fleet Financial Group                                          6.00        10/26/1998                    75,000           74,855
Fleet Financial Group                                          7.25        10/15/1997                    25,000           25,230
Goldman Sachs Group                                            6.75         4/20/2000                    55,000           55,308
Goldman Sachs Group                                            6.88         9/15/1999                   125,000          126,646
Greyhound Financial                                            8.50         2/15/1999                   100,000          104,157
Hartford National Bank Corp.                                   9.85         6/01/1999                    75,000           80,351
Integra Financial Corp Nts Ncl                                 6.50         4/15/2000                   200,000          198,910
International Lease Finance Co.                                6.13        11/01/1999                   150,000          148,457
Merrill Lynch Cmt                                              5.77         4/07/1997                    50,000           49,983
Norwest Financial Inc.                                         6.38        11/15/2001                   100,000           99,511
Salomon Brothers Inc.                                          6.63        11/30/2000                    75,000           74,560
Salomon Brothers Inc.                                          6.82         7/26/1999                   100,000          100,660
Salomon Brothers Inc.                                          7.75         5/15/2000                    75,000           77,012
Smith Barney Holdings                                          5.50         1/15/1999                    50,000           49,328
Smith Barney Shearson                                          5.63        11/15/1998                    50,000           49,483
Transamerica Corp.                                             9.88         1/01/1998                   125,000          129,644
United Companies Financial                                     7.00         7/15/1998                   120,000          120,424
USF&G Corp.                                                    7.00         5/15/1998                   225,000          226,976
                                                                                                                  ---------------
                                                                                                                       3,661,837
                                                                                                                  ---------------
Real Estate - 4.4%
-----------------------------------------------------
Equity Residential Property Operating LP                       6.25        12/22/1997                    50,000           49,949
Equity Residential Property Operating LP 144A *                8.50         5/15/1999                   200,000          207,118
Federal Realty Investment Trust                                8.88         1/15/2000                   110,000          116,327
Meditrust                                                      7.38         7/15/2000                    50,000           50,945
Spieker Properties                                             6.65        12/15/2000                    75,000           74,468
Wellsford Residential Property                                 7.25         8/15/2000                    50,000           50,752
                                                                                                                  ---------------
                                                                                                                         549,559
                                                                                                                  ---------------

Services - 3.5%
-----------------------------------------------------
Hertz Corp.                                                    9.50         5/15/1998                   125,000          130,441
News America Holdings Corp.                                    7.50         3/1/2000                    150,000          153,429
Time Warner Inc.                                               7.95         2/01/2000                   150,000          154,897
                                                                                                                  ---------------
                                                                                                                         438,767
                                                                                                                  ---------------



                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ----------------  ---------------

Technology - 1.8%
-----------------------------------------------------
ITT Corp.                                                      6.25  %     11/15/2000            $      225,000          221,434
                                                                                                                  ---------------

Utilities - 0.4%
-----------------------------------------------------
System Energy Resources Corp.                                  7.63         4/01/1999                    50,000           50,935
                                                                                                                 ----------------

TOTAL Corporate (Cost $6,137,893)                                                                                      6,083,273
                                                                                                                  ---------------

Foreign - 1.7%
-----------------------------------------------------

Canada - 1.7%
-----------------------------------------------------
Noranda Forest Inc Notes NCL                                   8.88        10/15/1999                   200,000          210,166
                                                                                                                  ---------------

TOTAL Foreign (Cost $212,642)                                                                                            210,166
                                                                                                                  ---------------

U.S. Government Agency - 6.2%
-----------------------------------------------------

Pass Thru Securities - 6.2%
-----------------------------------------------------
Federal Farm Credit Bank                                       6.61        10/06/1999                   200,000          200,562
FHLMC                                                          7.00         8/01/1999                    62,324           62,928
FHLMC                                                          7.50   3/01/1997-8/01/2000               182,189          185,190
FHLMC                                                          8.00         2/01/2000                    26,030           26,636
FHLMC                                                         10.50         7/1/2015                      2,299            2,541
FNMA Remic Pac 1994 -8SE                                       6.00        11/25/2006                    75,000           73,805
GNMA                                                           9.00 11/15/2016 - 12/15/2024             159,779          169,777
Resolution Trust Corp. 1992-7 A1                               6.82         3/25/2022                    43,277           42,925
Resolution Trust Corp. P-T A-1                                 7.75         7/25/2030                     8,726            8,786
Resolution Trust Corp. P-T A-2                                 8.63         7/25/2030                     4,025            4,075
                                                                                                                  ---------------

TOTAL U.S. Government Agency (Cost $778,373)                                                                             777,225
                                                                                                                  ---------------

U.S. Treasury Obligations - 16.1%
-----------------------------------------------------

Treasury Notes - 16.1%
-----------------------------------------------------
U.S. Treasury Note                                             5.88         8/15/1998                    50,000           50,024
U.S. Treasury Note +                                           6.38         5/15/1999                 1,550,000        1,563,315
U.S. Treasury Note                                             6.38         3/31/2001                    25,000           25,168
U.S. Treasury Note                                             6.63         6/30/2001                   375,000          381,033
                                                                                                                  ---------------

TOTAL U.S. Treasury Obligations (Cost $2,026,333)                                                                      2,019,540
                                                                                                                  ---------------



                                                                                                       Par            Value
Security                                                   Rate             Maturity                  Value         (Note 1A)
------------------------------------------------------- ---------      ------------------------ ---------------- ----------------

Purchased Options - 0.0%
-----------------------------------------------------
-----------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
-----------------------------------------------------
UST Call, 5.75% 12/23/98, Str 100.09375, 3/24/97
(Premium Paid $609)                                                         3/24/1997            $        3,000              469
                                                                                                                  ---------------
Total Purchased Options (Premium Paid $609)

Short-Term Investments - 1.0%
-----------------------------------------------------

Repurchase Agreements - 1.0%
-----------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $126,324 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $128,809)                                                               126,283          126,283
                                                                                                                  ---------------

TOTAL INVESTMENTS  (Cost $12,648,225) - 100.5%                                                                        12,589,498

Other Assets less Liabilities - (0.5)%                                                                                   (64,623)
                                                                                                                  ---------------

NET ASSETS - 100.0%                                                                                                   12,524,875
                                                                                                                  ===============

* This Security is restricted, but eligible for resale under 144A
+ Denotes all or part of security pledged as a margin deposit (see Note 6)

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statement of Assets and Liabilities
                                December 31, 1996





Assets
   Investments, at value (Note 1A)(identified cost, $12,648,225)                               $12,589,498
   Interest receivable                                                                             159,919
   Deferred organization expenses  (Note 1 E)                                                        8,205
   Receivable from Investment Adviser (Note 2)                                                         622
                                                                                           ----------------
     Total assets                                                                               12,758,244

Liabilities
   Distribution payable                                                         $128,733
   Payable for investments purchased                                              79,240
   Accrued expenses and other liabilities                                         18,870
   Accrued custodian fees                                                          6,526
                                                                         ----------------

     Total liabilities                                                                             233,369
                                                                                           ----------------

Net Assets                                                                                     $12,524,875
                                                                                           ================

Net Assets consist of
   Paid-in capital                                                                             $12,585,485
   Undistributed net investment income                                                              14,419
   Accumulated net realized gain (loss)                                                            (16,302)
   Net unrealized appreciation (depreciation)                                                      (58,727)
                                                                                           ----------------

     Total Net Assets                                                                          $12,524,875
                                                                                           ================

Shares of beneficial interest outstanding                                                          626,464
                                                                                           ================

Net asset value, offering price, and redemption price per share                                     $19.99
                                                                                           ================
   (Net assets/Shares outstanding)





     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                             Statement of Operations
                      For the Year ending December 31, 1996



Investment income
   Interest income                                                                                               $714,652

Expenses
   Investment advisory fee (Note 2)                                                           $35,907
   Accounting, custody and transfer agent fees                                                 58,473
   Audit services                                                                              22,265
   Legal fees                                                                                   1,104
   Amortization of organization costs (Note 1E)                                                 2,355
   Miscellaneous                                                                                7,229
                                                                                      ----------------

     Total expenses                                                                           127,333

Deduct:
   Waiver of investment advisory fee (Note 2)                                                 (35,907)
   Reimbursement of Fund operating expenses (Note 2)                                          (50,610)
                                                                                      ----------------
     Total waiver of investment advisory fee and reimbursement of operating expenses          (86,517)

   Net expenses                                                                                                    40,816
                                                                                                          ----------------

   Net investment income                                                                                          673,836
                                                                                                          ----------------

Realized and unrealized gain (loss)
   Realized gain (loss)
     Investment securities                                                                                        (22,349)

   Change in net unrealized appreciation (depreciation)
       Investment securities                                                                                     (124,788)
                                                                                                          ----------------

     Net realized and unrealized gain (loss)                                                                     (147,137)
                                                                                                          ----------------

     Net increase (decrease) in net assets from operations                                                       $526,699
                                                                                                          ================




     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statements of Changes in Net Assets





                                                                            Year Ended           For the Period July 3, 1995
                                                                           December 31,            (start of business)
                                                                               1996                to December 31, 1995
                                                                         -----------------     -----------------------------
Increase (decrease) in Net Assets
   From operations
     Net investment income                                                       $500,802                          $213,340
     Net realized gain (loss)                                                     (22,349)                           15,239
     Change in net unrealized appreciation (depreciation)                        (124,788)                           66,061
                                                                         -----------------     -----------------------------

       Net increase (decrease) in net assets from operations                      353,665                           294,640
                                                                         -----------------     -----------------------------

   Distributions to shareholders
     From net investment income                                                  (653,352)                         (213,237)
     From net realized gains on investments                                        (5,114)                          (10,245)
                                                                         -----------------     -----------------------------

       Total distributions to shareholders                                       (658,466)                         (223,482)
                                                                         -----------------     -----------------------------

   Fund share (principal) transactions (Note 4)
     Net proceeds from sale of shares                                           4,854,921                         9,300,102
     Net asset value of shares issued to shareholders in
       payment of distributions declared                                          226,009                            68,587
     Cost of shares redeemed                                                   (1,292,135)                         (572,000)
                                                                         -----------------     -----------------------------

       Increase (decrease) in net assets from Fund share transactions           3,788,795                         8,796,689
                                                                         -----------------     -----------------------------

        Net increase (decrease) in net assets                                   3,483,994                         8,867,847
Net Assets
   At beginning of period                                                       8,867,847                                 0
                                                                         -----------------     -----------------------------

   At end of period (including undistributed net investment
   income of $14,419 and $0 at December 31, 1996 and 1995, respectively)      $12,351,841                        $8,867,847
                                                                         =================     =============================




     The accompanying notes are an integral part of the financial statements


                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                              Financial Highlights

                                                                                                            For the Period
                                                                                 Year Ended               July 3, 1995
                                                                                December 31,          (start of business)
                                                                                    1996                 to December 31, 1995
                                                                             -----------------------    -----------------------

   Net asset value - beginning of period                                                      $20.24                    $20.00
                                                                             -----------------------    -----------------------
Income from investment operations
   Net investment income *                                                                      1.27                      0.57
   Net realized and unrealized gain (loss)                                                     (0.27)                     0.24
                                                                             -----------------------   -----------------------

Total from investment operations                                                                1.00                      0.81
                                                                             -----------------------   -----------------------

Less distributions declared to shareholders
   From net investment income                                                                  (1.24)                    (0.57)
   From net realized gains on investments                                                      (0.01)
                                                                             -----------------------    -----------------------
   Total distributions declared to shareholders                                                (1.25)                    (0.57)
                                                                             -----------------------    -----------------------
   Net asset value - end of period                                                            $19.99                    $20.24
                                                                             =======================    =======================

Total return                                                                                    5.13%                     4.20%

Ratios (to average daily net assets)/Supplemental Data
   Expenses *                                                                                   0.40%                     0.40% t
   Net investment income *                                                                      6.60%                     6.29% t

Portfolio turnover                                                                               107%                      127%

Net assets at end of period (000 omitted)                                                     $12,525                   $8,868

* The investment adviser voluntarily waived its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

       Net investment income per share                                                          $1.11                     $0.38
       Ratios (to average daily net assets):
           Expenses                                                                              1.25%                     2.51% t
           Net investment income                                                                 5.75%                     4.18% t

t  Computed on an annualized basis







     The accompanying notes are an integral part of the financial statements

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (Fund) is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount and amoritization of premium on debt securities when required for federal income tax purposes.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $10,860 which expires on December 31, 2004. The Fund elected to defer to its fiscal year ending December 31, 1997, $5,066 of losses recognized during the period November 1, 1996 to December 31, 1996.

     E. .Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

     F. .Distributions to shareholders-
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatment of asset and mortgage backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.35% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the Fund's total operating expenses to 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1996. For the year ended December 31, 1996, SA&W voluntarily waived its investment advisory fee of $35,907 and reimbursed the Fund for $50,610 of operating expenses. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                        Purchases            Sales

Non-U.S. government securities              $6,949,143        $2,300,416
                                     ================== =================

U.S. Government securities                  $6,945,990        $7,232,599
                                     ================== =================

(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                        For the Period
                                                                               Year Ended                 July 3, 1995
                                                                              December 31,             (start of business)
                                                                                  1996                to December 31, 1995
                                                                        --------------------------  --------------------------

Shares sold                                                                               241,487                     462,667
Shares issued to shareholders in payment of distributions declared                         11,325                       3,396
Shares redeemed                                                                           (64,441)                    (27,970)
                                                                        --------------------------  --------------------------

Net increase                                                                              188,371                     438,093
                                                                        ==========================  ==========================


At December 31, 1996, two shareholders were record owners of approximately 32% and 28% respectively of the total outstanding shares of the Fund.

(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:



Aggregate cost                                     $12,648,741
                                      =========================

Gross unrealized appreciation                           22,999
Gross unrealized depreciation                          (82,242)
                                      -------------------------

   Net unrealized depreciation                        ($59,243)
                                      =========================





(6) ....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial insturments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. During 1996, the fund had the following written option transactions. There were no outstanding written option contracts at December 31, l996.


                        Written Call Option Transactions

                                                      Number
                                                   of Contracts                     Premiums
                                             --------------------------    ---------------------------
Outstanding, beginning of period                                     0                              0
                    Options written                              3,000                          2,988
                    Options exercised                                0                              0
                    Options expired                             (2,500)                        (2,500)
                    Options closed                                (500)                          (488)
                                             --------------------------    ---------------------------
Outstanding, end of period                                           0                              0
                                             ==========================    ===========================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Controlled Maturity Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period from July 3, 1995 (start of business) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Controlled Maturity Fund as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from July 3, 1995 (start of business) to December 31, 1995, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                        Standish Securitized Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion




The mortgage sector posted solid returns in the fourth quarter. Benefitting from declining prepayment risk as interest rates rose during the year, mortgages outperformed Treasuries. For the past year, with a duration profile closer to the Lehman Aggregate Index, the Securitized Fund returned, net of fees, 4.41% and a gross return of 4.86%. In comparison, the Lehman Aggregate and Lehman Mortgage Indices returned 3.61% and 5.36%, respectively.

Higher interest rates, coupled with moderately declining volatility, created a favorable environment for mortgages. Rising mortgage rates diminished refinancing activity and prepayments slowed. With reduced call risk, yield spreads over Treasuries narrowed enhancing mortgage returns. Also contributing to the sector's strong performance were positive market technicals. As yield spreads have trended tighter across most sectors during the year, investors have turned to mortgages for incremental yield. Also, the sustained decline in net supply of mortgages benefitted spreads. (Net supply is defined as gross agency issuance less prepayments.)

Looking back at 1996, pass-through spreads have narrowed significantly from their extremely undervalued levels at the beginning of the year. At currently tighter spread levels, the mortgage sector is clearly closer to fair value. We have reduced the fund's allocation to pass-throughs as they have outperformed. Alternatively, we have found attractive values in both commercial mortgage bonds and home equity asset backeds. In particular, the commercial mortgage market has offered compelling investment opportunities throughout the year. The incremental yield of commercial mortgage bonds over both Treasuries and similar quality corporates makes them especially good values. Also, through the use of prepayment penalties, commercial mortgages provide investors with better call protection, and therefore, less convexity risk than is typically found in most mortgage assets. As the marketplace has become familiar with the structural and credit considerations of commercial mortgages, yield spreads have narrowed. But even at today's tighter spread levels, select opportunities within the sector remain quite attractive.

In the coming year, it is less likely that spread product will benefit from the compression in yield spreads similar to what sectors experienced in 1996. Therefore, we are focused on finding stable attractively priced bonds and look for opportunities to rotate sectors as relative values change. We look forward to serving you in 1997.







Dolores S. Driscoll                             James J. Sweeney

                     Standish, Ayer & Wood Investment Trust
                        Standish Securitized Fund Series

 Comparison of Change in Value of $1,000,000 Investment in Standish Securitized
                                      Fund,
            the Lehman Aggregate Index, and the Lehman Mortgage Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Securitized Fund compared with the Lehman Aggregate Index and the Lehman Mortgage Index for the period August 31, 1989 to December 31, 1996, based upon a $1,000,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                            Standish Securitized Fund

                       Statement of Assets and Liabilities
                                December 31, 1996

                                                                                                          Par             Value
Security                                                       Rate             Maturity                 Value          (Note 1A)
--------------------------------------------------------  ------------  --------------------------- --------------- ----------------

BONDS and NOTES - 111.6%
--------------------------------------------------------

Asset Backed - 4.2%
--------------------------------------------------------
Citibank Credit Card Master Trust                                  0.000%       2/07/2003           $    1,425,000  $     1,099,031
Continental Mortgage Home Equity 1996-4 A9                         6.880        1/15/2028                  550,000          542,438
Greentree Financial Corp                                           7.240       11/15/2028                  500,000          491,250
                                                                                                                      --------------
TOTAL Asset Backed (Cost $2,168,812)                                                                                      2,132,719
                                                                                                                      --------------

Collateralized Mortgage Obligation - 2.0%
--------------------------------------------------------
FNMA P/O Trust 108 (Cost$ $1,077,844)                              0.000        3/01/2020                1,291,932        1,017,396
                                                                                                                      --------------

U.S. Government Agency - 93.3%
--------------------------------------------------------

Pass Thru Securities - 93.3%
--------------------------------------------------------
Chase Comm Cert 1996 1A1                                           7.600       12/18/2005                  494,737          510,043
CSFB 1995-A 144A *                                                 7.542       11/15/2005                  750,000          745,071
FDIC Remic Trust 1994-C1 2C                                        8.450        9/25/2025                  500,000          521,250
FHA Insured Project Mtg Series #15                                 7.450        5/01/2021                1,404,228        1,413,005
FHA #113 Puttable Project 8/3                                      7.430        6/01/2024                3,837,205        3,888,768
FHLMC                                                              6.500 12/01/2023 - 4/01/2026          3,316,412        3,178,347
FHLMC                                                              7.500        8/01/2026                  973,275          974,180
FNMA +                                                             6.500  7/01/2025 - 3/01/2026          3,413,631        3,260,017
FNMA + x                                                           7.000 10/01/2023 - 2/01/2027          8,552,955        8,365,722
FNMA REMIC 1994-84 PJ                                              8.000        7/25/2023                  975,000        1,017,656
GE Capital 96-A Erisa                                              7.250        12/25/11                   494,220          495,456
GNMA +                                                             7.000 11/15/2022 - 6/15/2026          8,618,004        8,450,809
GNMA +                                                             7.500 10/15/2022 - 9/15/2025          1,705,617        1,711,638
GNMA                                                               9.000  5/15/2016 - 9/15/2026          2,703,905        2,877,183
Lehman Brothers Commercial Conduit Mortgage Trust 1995-C2          7.054        9/25/2025                  575,000          560,805
Merrill Lynch Mortgage Investments 1996-C2E                        6.960       12/21/2028                  700,000          656,469
Midstate Trust II A3                                               9.350        4/01/1998                  150,000          153,281
ML Mtg Inv 1994-C1 Cl C                                            8.892       11/25/2020                1,095,000        1,132,812
Mortgage Capital Funding 1996                                      7.800        4/15/2026                  497,000          512,221
Resolution Trust Corp. 1991-6 C-1                                  9.000        9/25/2028                  226,620          232,710
Resolution Trust Corp. 1992-C2 A1                                  9.000       10/25/2021                  225,573          227,054
Resolution Trust Corp. 1994-C2 D AL 1                              8.000        4/25/2025                  710,512          724,501
Resolution Trust Corp. 1995 C1 Cl C                                6.900        2/25/2027                  900,000          879,469
Resolution Trust Corp. 1995-1 A2C Erisa +                          7.500       10/25/2028                1,000,000        1,009,688
Resolution Trust Corp. P-T Ser 1992-5 Sr A6 +                      9.239        5/25/2026                2,150,000        2,202,406
Resolution Trust Corp. P-T Ser 1992-M4 A1                          8.000        9/25/2021                  404,184          406,963
Sears Credit Account 1987-B                                        8.000        5/25/2017                  125,914          125,835
Structured Asset Security Corp. 1994-C1 D                          6.870        8/25/2026                  825,000          795,352
Structured Asset Security Corp. 1996-Cfl C                         6.525        2/25/2028                  200,000          195,375
                                                                                                                      --------------
TOTAL U.S. Government Agency (Cost $47,129,814)                                                                          47,224,086
                                                                                                                      --------------



                                                                                                          Par             Value
Security                                                       Rate             Maturity                 Value          (Note 1A)
--------------------------------------------------------  ------------  --------------------------- ---------------   --------------

U.S. Treasury Obligations - 12.1%
--------------------------------------------------------

Treasury Bonds - 5.6%
--------------------------------------------------------
U.S. Treasury Bond +                                               7.625%       2/15/2025           $    1,625,000  $     1,805,018
U.S. Treasury Bond +                                               8.125        8/15/2019                  875,000        1,012,130
                                                                                                                      --------------
                                                                                                                          2,817,148
                                                                                                                      --------------

Treasury Notes - 6.5%
--------------------------------------------------------
U.S. Treasury Note                                                 5.625       11/30/1998                  400,000          398,188
U.S. Treasury Note                                                 6.625        6/30/2001                2,375,000        2,413,214
U.S. Treasury Note (Strip)                                         0.000        8/15/2008                1,000,000          467,600
                                                                                                                      --------------
                                                                                                                          3,279,002
                                                                                                                      --------------
TOTAL U.S. Treasury Obligations (Cost $6,138,988)                                                                         6,096,150
                                                                                                                      --------------

TOTAL BONDS and NOTES (Cost $56,515,458)                                                                                 56,470,351
                                                                                                                      --------------

                                                                                                       Principal
Purchased Options - 0.0%                                                                               Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                           Contracts
--------------------------------------------------------                                              -------------
UST Put/ 6.25% 10/1, Str 100.1328125, 1/6/97 (Premiums Paid $6,445)                                         11,000            3,438
                                                                                                                      --------------



Short-Term Investments - 3.3%
--------------------------------------------------------

Repurchase Agreements - 3.2%
--------------------------------------------------------

Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $1,599,920 (Collateralized by                                                    Par
FNMA FNARM with a rate of 6.084% and a maturity date of                                                  Value
                                                                                                      -------------
12/01/35 with a market value of $1,631,399)                                                         $    1,599,411        1,599,411
                                                                                                                      --------------

U.S. Government Agency - 0.1%
--------------------------------------------------------
FNMA                                                               5.400        1/17/1997                   65,000           64,717
                                                                                                                      --------------

TOTAL Short-Term Investments (Cost $1,664,128)                                                                            1,664,128
                                                                                                                      --------------

TOTAL INVESTMENTS  (Cost $58,186,030) - 114.9%                                                                      $    58,137,917
                                                                                                                      ==============

                                                                                                       Principal
Written Options - 0.0%                                                                                 Amount of
Deliver/Receive, Excercise Price, Expiration                                                           Contracts
--------------------------------------------------------                                              -------------
UST Call, 6.25% 10/01, Str 101.1328125, 1/6/97                                                              11,000  $           (86)
                                                                                                                      --------------

Total Written Options (Premium Received $4,555)                                                                                 (86)
                                                                                                                      --------------

Other Assets Less Liabilities - (14.9%)                                                                                  (7,520,575)
                                                                                                                      --------------

NET ASSETS - 100.0%                                                                                                 $    50,617,256
                                                                                                                      ==============


*  This security is restricted but eligible for resale under 144A
+ Denotes all or part of security pledged as a margin deposit (see Note 6)
x Denotes all or part of security is delayed delivery contract (see Note 7)

Abbreviations used in this statement
FNMA - Federal National Mortgage Association
FHLMC - Federal Home Loan Mortgage Corporation
GNMA - Government National Mortgage Association
FDIC - Federal Depository Insurance Corporation
FHA - Federal Housing Authority
ML - Merrill Lynch
FNARM - FNMA Adjustable Rate Mortgage

                                   Standish, Ayer & Wood Investment Trust
                                         Standish Securitized Fund

                                    Statement of Assets and Liabilities
                                             December 31, 1996


Assets
    Investments, at value (Note 1A) (identified cost, $58,186,030)                      $         58,137,917
    Interest receivable                                                                              342,617
    Cash                                                                                              27,790
    Receivable for daily variation margin on fianancial futures contracts (Note 6)                    24,219
    Other assets                                                                                       2,488
                                                                                           ------------------

       Total assets                                                                               58,535,031

Liabilities
    Distribution payable                                                $     1,504,685
    Payable for delayed delivery transactions, (Note 7)                        6,384,219
    Written options outstanding, at value (premiums received, $4,555)                 86
    Accrued trustee fees (Note 2)                                                    362
    Accrued expenses and other liabilities                                        28,423
                                                                       -----------------

       Total liabilities                                                                           7,917,775
                                                                                           ------------------

Net Assets                                                                                       $50,617,256
                                                                                           ==================

Net Assets consist of
    Paid-in capital                                                                     $         52,745,999
    Distributions in excess of net investment income                                                 (97,839)
    Accumulated undistributed net realized loss                                                   (2,053,795)
    Net unrealized appreciation                                                                       22,891
                                                                                           ------------------

       Total Net Assets                                                                 $         50,617,256

    Shares of beneficial interest outstanding                                                      2,569,380
                                                                                           ==================

    Net asset value, offering price, and redemption price per share                     $              19.70
                                                                                           ==================
       (Net assets/Shares outstanding)






    The accompanying notes are an integral part of the financial statements



                                   Standish, Ayer & Wood Investment Trust
                                         Standish Securitized Fund

                                          Statement of Operations
                                        Year Ended December 31, 1996


Investment income
    Interest income                                                                               $3,921,909

Expenses
    Investment advisory fee (Note 2)                                           $132,516
    Accounting, custody and transfer agent fees                                  89,679
    Audit services                                                               31,509
    Registration costs                                                            3,257
    Trustee fees (Note 2)                                                         2,168
    Legal services                                                                2,880
    Insurance expense                                                             2,182
    Miscellaneous                                                                 2,600
                                                                       -----------------

       Total expenses                                                           266,791

    Deduct:

    Waiver of investment advisory fee (Note 2)                                  (29,535)
                                                                       -----------------

       Net expenses                                                                                  237,256
                                                                                           ------------------

         Net investment income                                                                     3,684,653
                                                                                           ------------------

Realized and unrealized gain (loss)
    Net realized gain (loss):
       Investment securities                                                  ($235,337)
       Written options                                                          218,408
       Financial futures contracts                                               (349,453)
       Foreign currency and forward foreign exchange contracts                   33,042
                                                                       -----------------

         Net realized gain (loss)                                                                    (333,340)

    Change in net unrealized appreciation (depreciation):
       Investment securities                                                ($1,319,348)
       Written options                                                           10,153
       Financial futures contracts                                              155,513
                                                                       -----------------

       Change in net unrealized appreciation (depreciation)                                       (1,153,682)
                                                                                           ------------------

         Net realized and unrealized gain (loss)                                                  (1,487,022)
                                                                                           ------------------

  Net increase (decrease) in net assets from operations                                           $2,197,631
                                                                                           ==================




    The accompanying notes are an integral part of the financial statements.

                                   Standish, Ayer & Wood Investment Trust
                                      Standish Securitized Fund Series

                                     Statement of Changes in Net Assets


                                                                                  Year Ended December 31,
                                                                         ------------------------------------
                                                                               1996              1995
                                                                         ----------------- ------------------
Increase (decrease) in Net Assets

   From operations
    Net investment income                                                      $3,684,653         $3,780,223
    Net realized gain (loss)                                                     (333,340)         1,131,513
    Change in net unrealized (depreciation) appreciation                       (1,153,682)         3,537,677
                                                                         ----------------- ------------------

      Net increase in net assets from operations                                2,197,631          8,449,413
                                                                         ----------------- ------------------

   Distributions to shareholders
    From net investment income                                                 (3,663,175)        (3,731,675)
                                                                         ----------------- ------------------

      Total distributions to shareholders                                      (3,663,175)        (3,731,675)
                                                                         ----------------- ------------------

   Fund share principal transactions (Note 4)
    Net proceeds from sale of shares                                               70,000          1,275,000
    Net asset value of shares issued to shareholders in
      payment of distributions declared                                           402,234            591,437
    Cost of shares redeemed                                                    (3,590,133)        (5,162,432)
                                                                         ----------------- ------------------

      Increase (decrease) in net assets from Fund share transactions           (3,117,899)        (3,295,995)
                                                                         ----------------- ------------------

           Net increase (decrease) in net assets                               (4,583,443)         1,421,743

Net assets

   At beginning of period                                                      55,200,699         53,778,956
                                                                         ----------------- ------------------

   At end of period (including distributions in excess of net investment income
    of $97,839 and $163,094 at December 31, 1996 and 1995, respectively)      $50,617,256        $55,200,699
                                                                         ================= ==================




    The accompanying notes are an integral part of the financial statements.


                     Standish, Ayer & Wood Investment Trust
                            Standish Securitized Fund

                              Financial Highlights


                                                                         Year Ended December 31,
                                                  ----------------------------------------------------------------
                                                       1996         1995         1994        1993        1992*
                                                  -------------- -----------  ----------- ------------ -----------

   Net asset value - beginning of period               $20.25      $18.61       $20.24       $20.14      $20.97
                                                  -------------- -----------  ----------- ------------ -----------

   Income (loss) from investment operations
     Net investment income+                               1.43       1.32         1.42         1.45        1.43
     Net realized and unrealized (loss) gain
        on investments                                  (0.57)       1.66        (1.86)        0.54       (0.61)
                                                  -------------- -----------  ----------- ------------ -----------

   Total income (loss) from investment operations         0.86       2.98        (0.44)        1.99        0.82
                                                  -------------- -----------  ----------- ------------ -----------

   Less distributions declared to shareholders
     From net investment income                         (1.41)      (1.34)       (1.19)       (1.48)      (1.57)
     In excess of net investment income                ---         ---          ---           (0.05)     ---
     From net realized gains on investments            ---         ---          ---           (0.36)      (0.07)
     In excess of net realized gains on investments    ---         ---          ---          ---          (0.01)
                                                  -------------- -----------  ----------- ------------ -----------
      Total distributions declared to shareholders      (1.41)      (1.34)       (1.19)       (1.89)      (1.65)
                                                  -------------- -----------  ----------- ------------ -----------

      Net asset value - end of period                  $19.70      $20.25       $18.61       $20.24      $20.14
                                                  ============== ===========  =========== ============ ===========

   Total return                                          4.41%      16.32%       (2.16%)      10.02%       4.07%

   Net assets at end of period  (In thousands)         $50,617     $55,201      $53,779      $78,054     $90,460

   Supplemental Data
   Ratios to average daily net assets:
     Expenses +                                          0.45%       0.45%        0.45%        0.45%       0.45%
     Net investment income +                             6.99%       6.78%        6.79%        6.75%       6.94%

   Portfolio turnover                                    212%        225%         138%         130%        301%

+    The investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

      Net investment income per share                   $1.40       $1.22        $1.41        $1.44       $1.42
      Ratios to average daily net assets:
            Expenses                                     0.51%       0.51%        0.49%        0.48%       0.51%
            Net Investment Income                        6.93%       6.72%        6.76%        6.72%       6.88%

 * Audited by other auditors.


    The accompanying notes are an integral part of the financial statements.


                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Securitized Fund ("the Fund") is a separate diversified investment series of the Trust. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short - term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short - term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $1,745,441 and $234,501 which expire on December 31, 2002 and December 31, 2004, respectively.

     E. .Distributions to shareholders--
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities, futures and options transactions and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2) Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.25% of the Fund's average daily net assets up to the first $500,000,000 and 0.20% of assets in excess of this amount. SA&W has agreed to limit total Fund operating expenses to 0.45% of the Fund's average daily net assets. For the year ended December 31, 1996, SA&W voluntarily waived
         $29,535 of its fee. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain trustees and officers of the Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                              Purchases             Sales


U.S. government securities                     $121,694,322        $126,243,666
                                          ==================  ==================

Non-U.S. government securities                   $5,301,904          $4,506,758
                                          ==================  ==================




(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended December 31
                                                                  --------------------------------------
                                                                        1996                1995
                                                                  -----------------   ------------------

Shares sold                                                               3,450              64,329
Shares issued to shareholders in payment of distributions declared       20,413              29,757
Shares redeemed                                                        (179,930)           (258,806)
                                                                  -----------------   ------------------

    Net decrease                                                       (156,067)           (164,720)
                                                                  =================   ==================




         At December  31,  1996,  one  shareholder,  Allendale  Mutual
         Insurance Co., together with its affiliates, was record owner of approximately 82% of the total outstanding shares of the Fund.

(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate Cost                                               $58,191,889


Gross unrealized appreciation                                    619,007
Gross unrealized depreciation                                   (672,979)
                                                        -----------------

    Net unrealized depreciation                                 ($53,972)
                                                        =================

6) .....Financial Instruments

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of written option transactions for the twelve months ended December 31, 1996 is as follows:

                         Written Put Option Transactions
--------------------------------------------------------------------------------

                                       Number
                                    of Contracts          Premiums
                                  ------------------  ------------------
Outstanding, beginning of period              2,750            $11,816
    Options written                           9,725             74,708
    Options exercised                        (6,525)           (29,965)
    Options expired                          (4,850)           (50,461)
    Options closed                           (1,100)            (6,098)
                                  ------------------  ------------------
Outstanding, end of period                        0                 $0
                                  ==================  ==================


                        Written Call Option Transactions
--------------------------------------------------------------------------------

                                        Number
                                     of Contracts          Premiums
                                   ------------------  ------------------
Outstanding, beginning of period              3,900             $26,926
    Options written                          25,950             146,679
    Options exercised                        (1,000)             (5,000)
    Options expired                         (13,750)            (63,699)
    Options closed                          (14,000)           (100,351)
                                   ------------------  ------------------
Outstanding, end of period                    1,100             $4,555
                                   ==================  ==================




 .........Forward foreign currency and cross currency exchange contracts--
         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Fund primarily to protect the Fund's foreign securities from adverse currency movements. At December 31, 1996, there were no open forward foreign currency contracts.

 .........Futures Contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Fund held the following futures contracts:

                                                         Expiration     Underlying Face    Unrealized
        Contract                    Position                Date         Amount at Value   Appreciation
--------------------------   ------------------------   -------------   ----------------------------------

US 10 Year Note (31 contracts)        Short               03/31/97           $3,382,875           $66,535
                                                                        ================  ================




         At December 31, 1996, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7) ....Delayed Delivery Transactions:

         The Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment. At December 31, 1996, the Fund had entered into the following delayed delivery transactions:

Type         Security                Settlement Date        Amount
----------------------------------------------------------------------

Buy       FNMA                            2/13/97           $6,384,219

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Securitized Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Securitized Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Securitized Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                 Standish International Fixed Income Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                              Management Discussion


Foreign bond markets posted positive returns on average during the year with the J.P. Morgan Hedged Non-U.S. Government Bond index returning 12.16%. We are pleased to report that the strategies employed in the Standish International Fixed Income Fund resulted in a return of 15.28%, 312 basis points more than our index.

Foreign economies were generally weak during the year, particularly in Europe. European economic activity weakened, driving unemployment to record levels and forcing central banks to reduce rates. The pursuit of monetary union in Europe had a profound impact on policy decisions, resulting in tighter fiscal policies than would normally be the case during a period of economic weakness. European markets produced the best returns during the year, particularly Scandinavian and Southern European markets. The Japanese economy grew modestly in the year and Japanese bonds produced meager returns. The dollar appreciated during the year and by year-end had returned to levels last seen in 1993.

The fund has benefited during the year from our successful country weightings, longer duration than the index, corporate and mortgage outperformance, and our use of currency options to increase exposure to high yielding European currencies relative to the German Mark, Swiss Franc, and Japanese Yen. Overweight positions in European bonds, particularly in Italy, Spain, and Sweden and an underweight in Japan added significantly to our outperformance. Our duration was modestly longer than the index particularly in Europe due to economic conditions that were generally favorable for bonds.

In 1996, we emphasized alternatives to government bonds such as corporates and mortgages when we identified attractive opportunities. These bonds in our portfolio have generally outperformed during the year. We purchased currency options based on our belief that high yielding European currencies were attractive relative to the German Mark, Swiss Franc, and Japanese Yen. This was another source of value added during the year.

Thank you for your support during 1996. We will be working hard in the new year to produce superior risk adjusted returns. As always, we appreciate your comments and suggestions and look forward to serving you in 1997.





Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                 Standish International Fixed Income Fund Series

             Comparison of Change in Value of $100,000 Investment in
    Standish International Fixed Income Fund, the J.P. Morgan Hedged Non-U.S.
              Government Bond Index and the Lehman Aggregate Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish International Fixed Income Fund compared with the J.P. Morgan Hedged Non-U.S. Government Bond Index and the Lehman Aggregate Index for the period January 2, 1991 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                 Standish International Fixed Income Fund Series

                            Portfolio of Investments
                                December 31, 1996



                                                                                               Par                       Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

BONDS and NOTES - 86.7%

Argentina - 1.9%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Argentina FBR                                          6.63 %    3/31/2005               18,620,000   $         16,199,400
                                                                                                               ---------------------

Australia - 5.6%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Australia                                             10.00     10/15/2007               21,800,000             20,485,368
Govt. of Australia                                             12.00     11/15/2001                6,000,000              5,736,839
New South Wales Treasury                                        0.00      9/03/2010               15,600,000              4,399,387
South Australia Government Finance                              0.00     12/21/2015                5,550,000              1,036,096
Treasury Corp. of Victoria                                      0.00      8/31/2011                5,500,000              1,419,990
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         33,077,680
                                                                                                               ---------------------
Other
-------------------------------------------------------
News America Holdings                                           8.63      2/07/2014               19,000,000             14,081,876
                                                                                                               ---------------------

Total Australia                                                                                                          47,159,556
                                                                                                               ---------------------

Canada - 1.6%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Canada                                                 7.50      3/01/2001               12,000,000              9,450,241
Govt. of Canada                                                 7.75      9/01/1999                5,400,000              4,235,357
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         13,685,598
                                                                                                               ---------------------

Denmark - 7.7%
-------------------------------------------------------
Government
-------------------------------------------------------
Kingdom of Denmark                                              8.00     11/15/2001               39,000,000              7,345,476
Kingdom of Denmark                                              9.00     11/15/1998               48,000,000              8,859,708
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         16,205,184
                                                                                                               ---------------------
Other
-------------------------------------------------------
Byggeriets Real Kredit                                         11.00     10/01/2017                  124,000                 23,574
Byggeriets Real Kredit                                         11.00     10/01/2020                   80,000                 15,141
Denmark Nykredit                                                7.00     10/01/2026              226,594,000             36,058,574
Denmark Nykredit                                                8.00     10/01/2026               57,466,000              9,817,787
Denmark Nykredit                                               11.00     10/01/2017                   89,000                 16,920
Denmark Realkredit                                              7.00     10/01/2026               14,864,000              2,365,352
Kreditforningen Ser 22A                                        11.00     10/01/2017                  283,000                 53,801
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         48,351,149
                                                                                                               ---------------------

Total Denmark                                                                                                            64,556,333
                                                                                                                    ----------------



                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Europe - 0.8%
-------------------------------------------------------
Other
-------------------------------------------------------
Govt. of Italy (Strip)                                          0.00 %    3/07/1999                5,920,000   $          6,761,620
                                                                                                               ---------------------

Finland - 3.1%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Finland                                                7.25      4/18/2006              111,000,000             25,845,957
                                                                                                               ---------------------

Germany - 12.3%
-------------------------------------------------------
Government
-------------------------------------------------------
Baden Nurttemberg                                               6.20     11/22/2013               16,000,000             10,760,766
Bundesobligation                                                5.13     11/21/2000               12,750,000              8,500,000
Deutschland Republic                                            6.00      1/05/2006               12,650,000              8,325,761
Die Bundrep Deutschland Dm1000                                  8.25      9/20/2001               40,700,000             30,216,547
Federal Republic of Germany                                     6.25      1/04/2024                8,100,000              4,976,728
Federal Republic of Germany                                     8.00      7/22/2002               10,100,000              7,486,654
Federal Republic of Germany                                     8.38      5/21/2001               22,530,000             16,735,527
Federal Republic of Germany                                     9.00     10/20/2000                8,480,000              6,370,597
Province of Buenos Aires                                       10.00      3/05/2001                8,250,000              5,730,282
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         99,102,862
                                                                                                               ---------------------
Other
-------------------------------------------------------
LKB Global                                                      6.00      1/25/2006                6,900,000              4,488,470
                                                                                                               ---------------------

Total Germany                                                                                                           103,591,332
                                                                                                               ---------------------

Ireland - 4.4%
-------------------------------------------------------
Government
-------------------------------------------------------
Irish Gilts                                                     6.25      4/01/1999                4,520,000              7,696,720
Irish Gilts                                                     6.50     10/18/2001               16,850,000             29,006,310
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         36,703,030
                                                                                                               ---------------------
Italy - 7.8%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Italy                                                  8.50      1/01/1999            7,350,000,000              5,035,162
Govt. of Italy                                                  8.50      1/01/1999            6,850,000,000              4,692,634
Govt. of Italy                                                  9.50      5/01/2001            9,040,000,000              6,579,740
Govt. of Italy                                                  9.50      5/01/2001            2,660,000,000              1,936,074
Govt. of Italy                                                 10.50     11/01/2000            2,766,666,667              2,053,963
Govt. of Italy                                                 10.50     11/01/2000            8,166,666,667              6,062,903
Govt. of Italy                                                 10.50     11/01/2000            8,166,666,667              6,062,903
Govt. of Italy                                                 10.50     11/01/2000            6,750,000,000              5,011,175
Govt. of Italy                                                 10.50     11/01/2000            4,550,000,000              3,377,903
Govt. of Italy                                                 12.00      9/01/2001            8,666,666,667              6,850,603
Govt. of Italy                                                 12.00      9/01/2001            7,766,666,667              6,139,194
Govt. of Italy                                                 12.00      9/01/2001            8,666,666,667              6,850,603
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         60,652,857
                                                                                                               ---------------------


                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Other
-------------------------------------------------------
Bank Nederlandse                                               10.50 %    6/18/2003            6,400,000,000   $          4,910,599
                                                                                                               ---------------------

Total Italy                                                                                                              65,563,456
                                                                                                               ---------------------

Japan - 7.1%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Finland                                                6.00      1/29/2002              950,000,000              9,777,891
Govt. of Italy                                                  5.13      7/29/2003              920,000,000              9,217,033
Kingdom of Spain                                                5.75      3/23/2002              915,000,000              9,339,020
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         28,333,944
                                                                                                               ---------------------
Other
-------------------------------------------------------
Interamer Development Bank                                      6.00     10/30/2001              770,000,000              7,901,832
KFW International Finance                                       6.00     11/29/1999              798,000,000              7,819,548
Kingdom of Belgium                                              5.00     12/17/1999            1,610,000,000             15,388,095
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         31,109,475
                                                                                                               ---------------------

Total Japan                                                                                                              59,443,419
                                                                                                               ---------------------

New Zealand - 5.9%
-------------------------------------------------------
Government
-------------------------------------------------------
Government Property Services                                    7.25      3/15/1999                1,500,000              1,046,416
Housing New Zealand                                             8.00     11/15/2006               11,950,000              8,467,119
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                          9,513,535
                                                                                                               ---------------------
Other
-------------------------------------------------------
Fernz Capital +                                                 9.80      4/15/2002               19,000,000             13,589,360
Fletcher Challenge                                             10.00      4/30/2005                7,000,000              5,272,974
Fletcher Challenge                                             14.50      9/30/2000                8,500,000              7,143,187
Fletcher Challenge Cvt                                         11.25     12/15/2002               13,000,000             10,260,997
Lion Nathan Ltd.                                                0.00      9/01/1997                5,793,293              3,862,029
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         40,128,547
                                                                                                               ---------------------

Total New Zealand                                                                                                        49,642,082
                                                                                                               ---------------------

Norway - 4.7%
-------------------------------------------------------
Government
-------------------------------------------------------
Govt. of Norway                                                 7.00      5/31/2001              117,600,000             19,719,366
Govt. of Norway                                                 9.00      1/31/1999               48,000,000              8,182,828
Govt. of Norway                                                 9.50     10/31/2002               37,360,000              7,000,529
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         34,902,723
                                                                                                               ---------------------
Other
-------------------------------------------------------
Union Bank of Norway                                           12.75     10/26/2002                2,500,000                410,552
Vital Forsikring                                                7.85      9/22/2003               25,600,000              4,229,163
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                          4,639,715
                                                                                                               ---------------------

Total Norway                                                                                                             39,542,438
                                                                                                               ---------------------


                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Spain - 6.9%
-------------------------------------------------------
Government
-------------------------------------------------------
Castilla Junta                                                  8.30 %   11/29/2001              473,000,000   $          3,929,230
Junta de Andalucia                                             11.10     12/02/2005            1,350,000,000             13,103,155
Kingdom of Spain                                               10.10      2/28/2001            2,160,000,000             19,121,693
Kingdom of Spain                                               10.30      6/15/2002            1,248,500,000             11,401,269
Kingdom of Spain                                               12.25      3/25/2000            1,153,000,000             10,519,406
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         58,074,753
                                                                                                               ---------------------
Sweden - 3.5%
-------------------------------------------------------
Government
-------------------------------------------------------
Kingdom of Sweden                                              13.00      6/15/2001               71,800,000             13,518,816
Kingdom of Sweden #1036                                        10.25      5/05/2000               83,200,000             14,038,943
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         27,557,759
                                                                                                               ---------------------
Other
-------------------------------------------------------
Fulmar Mortgage Sec #1                                          7.65     11/01/2000               11,270,745              1,648,903
                                                                                                               ---------------------

Total Sweden                                                                                                             29,206,662
                                                                                                               ---------------------

United Kingdom - 12.9%
-------------------------------------------------------
Government
-------------------------------------------------------
UK Treasury                                                     6.75     11/26/2004                8,700,000             14,303,279
UK Treasury                                                     7.50     12/07/2006                4,540,000              7,765,193
UK Treasury                                                     8.00     12/07/2000               14,720,000             25,901,533
UK Treasury                                                     8.50     12/07/2005                6,400,000             11,668,992
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         59,638,997
                                                                                                               ---------------------
Other
-------------------------------------------------------
Alliance And Leicester Bldg Soc.                                8.75     12/07/2006                7,100,000             12,398,304
Birmingham Midshires Bldg Soc.                                  9.13      1/05/2006                3,900,000              6,883,364
Inco Ltd.                                                      15.75      7/15/2006                  996,000              2,471,618
Lond & Scot Marine Oil Cvt                                      7.75     10/04/2005                  250,000                406,497
Mepc Plc                                                       12.00      6/30/2006                2,250,000              4,786,110
Northern Rock Building Soc.                                     9.38     10/17/2021                5,080,000              9,062,232
Royal Bank of Scotland                                          9.63      6/22/2015                  380,000                699,352
Smithkline Beecham Corp.                                        8.13     11/25/1998                3,730,000              6,473,564
Woolwich Building Society                                      11.63     12/18/2001                2,800,000              5,469,198
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         48,650,239
                                                                                                               ---------------------

Total United Kingdom                                                                                                    108,289,236
                                                                                                               ---------------------

United States - 0.5%
-------------------------------------------------------
Other
-------------------------------------------------------
Irsa Parcks Cvt 144A                                            4.50      8/02/2003                4,200,000              4,158,000
                                                                                                               ---------------------

TOTAL BONDS and NOTES  (Cost $693,180,133)                                                                              728,422,872
                                                                                                               ---------------------
                                                                                              Principal


                                                                                              Amount of                  Value
Security                                                                                    Contracts (a)              (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Purchased Options - 0.9%
-------------------------------------------------------
-------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration
-------------------------------------------------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                  510,000,000   $            167,280
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                            8,000,000,000                 24,000
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                            8,000,000,000                 24,000
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                            8,000,000,000                 24,000
BTPS 9.5% Put/ Str 107.44, 1/8/97                                                              8,966,666,667                      0
BTPS 9.5% Put/ Str 107.44, 1/08/97                                                            17,933,333,333                      0
CAN 7% Call, Str 105.71, 1/16/97                                                                  23,900,000                149,925
CHF Put/AUD Call, Str .9725, 9/10/97                                                              10,200,000                601,341
CHF Put/GBP Call, Str 2.26, 9/25/97                                                               25,100,000                507,622
CHF Put/USD Call, Str 1.30, 1/31/97                                                               18,000,000                534,600
DBR 6.25% Call, Str 101.92, 10/20/97                                                              27,400,000                308,332
DBR 6.25% Call, Str 102.33, 5/9/97                                                                33,000,000                263,472
DBR 6.25% Call, Str 94.13, 2/6/97                                                                 25,700,000                201,874
DBR 6.25% Call, Str 96.00, 2/28/97                                                                29,100,000                120,881
DEM 8.375% Call, Str 114.62, 1/09/97                                                              32,260,000                 20,937
DEM Put/ITL Call, Str 40.00, 09/08/97                                                             24,800,000                544,137
DEM Put/USD Call, Str 1.502, 09/05/97                                                             19,900,000                597,000
DEM Put/USD Call, Str 1.55, 4/22/97                                                               14,800,000                187,960
DGB 8% Call, Str 108.84, 3/17/97                                                                  99,000,000                223,542
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                 92,400,000                181,566
FRF Put/USD Call, Str 5.265, 3/20/97                                                              16,900,000                126,750
FRF Put/USD Call, Str 5.30, 12/01/97                                                              16,900,000                229,840
ITL 9.5% Call, Str 109.68, 3/6/97                                                              9,000,000,000                 72,000
ITL 9.5% Call, Str 109.68, 3/6/97                                                              9,000,000,000                 72,000
ITL 9.5% Call, Str 109.68, 3/6/97                                                              9,000,000,000                 72,000
ITL 9.5% Put/ Str 102.07, 1/10/97                                                             22,119,999,999                      0
JGB 6.4% Call, Str 120.603, 2/5/97                                                             4,200,000,000                 12,600
JPY 4.8% Call, Str 115.912, 2/03/97                                                            4,100,000,000                 41,000
JPY Put/AUD Call, Str 86.00, 9/10/97                                                             900,000,000                426,600
JPY Put/ITL Call, Str 14.50, 09/08/97                                                          1,850,000,000              1,087,800
JPY Put/USD Call, Str 120.00, 1/5/98                                                              16,900,000                218,010
SPGB 8.40% Call, Str 107.910, 2/19/97                                                          2,100,000,000                241,500
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                            2,000,000,000                 30,000
UKT 7.5% Call, Str 99.0625, 2/14/97                                                               10,200,000                240,108
USD Put/MXP Call, Str 9.12, 9/30/97                                                                7,100,000                299,620
                                                                                                               ---------------------
Total Purchased Options (Premium Paid $7,120,927)                                                                         7,852,297
                                                                                                               ---------------------




                                                                                                 Par                     Value
Security                                                    Rate          Maturity            Value (a)                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Short-Term Investments - 12.6%
-------------------------------------------------------

Repurchase Agreements - 2.5%
-------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $21,268,997(Collateralized by
FMAC FGPC's with rates ranging from 6.5% to 9.5% and
maturity dates ranging from 12/01/10 to 4/01/24 with an
aggregate market value of $21,687,485.                                                            21,262,241   $         21,262,241
                                                                                                               ---------------------

U.S. Government Agency - 10.1%
-------------------------------------------------------
FHLB                                                            5.20 %    1/09/1997               11,970,000             11,881,821
FHLMC                                                           5.22      1/03/1997                8,000,000              7,950,120
FHLMC                                                           5.28      1/07/1997               17,863,000             17,792,263
FHLMC                                                           5.70      1/07/1997                4,030,000              4,025,533
FNMA                                                            5.30      1/08/1997                7,200,000              7,170,320
FNMA                                                            5.50      1/15/1997               20,000,000             19,932,778
FNMA                                                            5.70      1/09/1997                5,480,000              5,472,191
FNMA                                                            6.50      1/02/1997               10,000,000              9,996,388
                                                                                                               -----
                                                                                                                    ----------------
                                                                                                                         84,221,414
                                                                                                               ---------------------
Total Short-Term Investments (Cost $105,483,655)                                                                        105,483,655
                                                                                                               ---------------------

TOTAL INVESTMENTS  (Cost $805,784,715) - 100.2%                                                                         841,758,824
                                                                                                               ---------------------
                                                                                              Principal
Written Options - (0.2%)                                                                      Amount of
-------------------------------------------------------
-------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration                                                   Contracts
-------------------------------------------------------                                   -------------------
USD Put/JPY Call, Str 1.05, 1/05/98                                                               16,900,000               (218,010)
AUD Put/CHF Call, Str .9060, 9/10/97                                                              10,200,000                (42,626)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                           900,000,000                (54,900)
DBR 6.25% Call, Str 101.92, 4/18/97                                                               27,400,000               (282,823)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                27,300,000               (173,683)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                               24,700,000               (166,750)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                               25,000,000                (27,600)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                23,750,000               (201,970)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                24,000,000               (243,048)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                27,000,000                 (3,510)
DGB 8% Call, Str 111.84, 3/17/97                                                                  99,000,000                (58,806)
DGB 8% Put/ Str 105.84, 3/17/97                                                                   99,000,000                (45,342)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                              21,000,000                (18,816)
ITL 9.5% Call, Str 111.68, 3/6/97                                                              9,000,000,000                (18,000)
ITL 9.5% Call, Str 111.68, 3/6/97                                                              9,000,000,000                (18,000)
ITL 9.5% Call, Str 111.68, 3/6/97                                                              9,000,000,000                (18,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                               9,000,000,000                 (9,000)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                               9,000,000,000                 (9,000)


                                                                                              Principal
                                                                                              Amount of                  Value
Security                                                                                      Contracts                (Note 1A)
------------------------------------------------------- --------------- -------------- ----------------------  ---------------------

Written Options - (continued)
-------------------------------------------------------
-------------------------------------------------------
Deliver/Receive, Exercise Price, Expiration
-------------------------------------------------------
ITL 9.5% Put/ Str 107.68, 3/6/97                                                               9,000,000,000   $             (9,000)
ITL Put/DEM Call, Str 80.0000, 09/08/97                                                           24,800,000                (48,286)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                        1,850,000,000               (120,250)
UKT 7.5% Call, Str 102.0625, 2/14/97                                                              10,200,000                (49,122)
USD Put/CHF Call, Str 1.22, 1/31/97                                                               18,000,000                 (9,000)
USD Put/CHF Call, Str 1.42, 3/20/97                                                               16,900,000                (50,700)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                            19,900,000                (83,580)
USD Put/DEM Call, Str 1.425, 4/22/97                                                              14,800,000                (35,520)
                                                                                                               ---------------------
Total Written Options (Premium Received $4,732,745)                                                                      (2,015,342)
                                                                                                               ---------------------

Other Assets less Liabilities - 0.0%                                                                                        389,336
                                                                                                               ---------------------

NET ASSETS - 100.0%                                                                                            $        840,132,818
                                                                                                                    ================

*    This security is restricted, but eligible for resale under 144A.
+    Denotes all or part of security pledged as a margin deposit (see Note 6)
(a)  The principal amounts of these bonds are stated in the currency of the classification

CAN    -  Canadian Dollar                                                            USD            United States Dollar
CHF    -  Swiss Franc                                                                DEM            German Deutschemark
AUD    -  Australian Dollar                                                          FRF            French Franc
GBP   -  British Pound Sterling                                                      ITL            Italian Lira
FHLMC - Federal Home Loan Mortgage Corporation                                       JPY            Japanese Yen
FNMA - Federal National Mortgage Association
FHLB - Federal Home Loan Bank

                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1996

Assets
    Investments, at value (Note 1A) (identified cost, $805,784,715)                                              $841,758,824
    Receivable for investments sold                                                                                 5,711,998
    Interest receivable                                                                                            19,659,599
    Net unrealized appreciation on forward foreign currency
       exchange contracts (Note 6)                                                                                  6,273,366
    Interest rate swap contracts at value (Note 6)                                                                     24,001
                                                                                                              ----------------

       Total assets                                                                                              $873,427,788

Liabilities
    Distribution payable                                                                       $20,615,202
    Payable for investments purchased                                                            6,048,938
    Unrealized depreciation on forward foreign exchange contracts (Note 6)                       4,481,724
    Written options outstanding, at value (premiums received, $4,732,745) (Note 6)               2,015,342
    Accrued custodian fees                                                                          66,737
    Accrued expenses and other liabilities                                                          60,292
    Accrued trustee fees (Note 2)                                                                    6,735
                                                                                         ------------------

       Total liabilities                                                                                           33,294,970
                                                                                                              ----------------


Net Assets                                                                                                       $840,132,818
                                                                                                              ================



Net assets consist of
    Paid-in capital                                                                                              $787,273,190
    Undistributed net investment income                                                                              7,509,300
    Accumulated undistributed net realized gain                                                                     6,107,628
    Net unrealized appreciation                                                                                    39,242,700
                                                                                                              ----------------

       Total net assets                                                                                          $840,132,818
                                                                                                              ================

Shares of beneficial interest outstanding                                                                          36,136,500
                                                                                                              ================

Net asset value, offering price, and redemption price per share                                                        $23.25
                                                                                                              ================
    (Net assets/Shares outstanding)

   The accompanying notes are an integral part of these financial statements.


                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                             Statement of Operations
                          Year Ended December 31, 1996


Investment income
    Interest income (net of withholding taxes of $56,974)                                                               $62,030,870

Expenses
    Investment advisory fee (Note 2)                                                            $3,234,397
    Accounting, custody and transfer agent fees                                                    771,266
    Legal fees                                                                                     116,190
    Audit services                                                                                  46,275
    Insurance expense                                                                               34,944
    Trustees fees (Note 2)                                                                          34,923
    Miscellaneous                                                                                    4,995
                                                                                          -----------------

         Total expenses                                                                                                   4,242,990
                                                                                                                    ----------------

            Net investment income                                                                                        57,787,880
                                                                                                                    ----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
       Investment securities (including gain from purchased options of $8,565,457)             $35,914,375
       Written options                                                                           8,494,142
       Financial futures contracts                                                                 (703,509)
       Foreign currency and foreign exchange contracts                                          13,626,884
                                                                                          -----------------

            Net realized gain (loss)                                                                                     57,331,892

    Change in net unrealized appreciation (depreciation)
       Investment securities                                                                    $5,099,934
       Written options                                                                           2,186,730
       Financial futures contracts                                                                     940
       Interest rate swap contracts                                                                 24,001
       Foreign currency and foreign exchange contracts                                          (5,678,286)
                                                                                          -----------------

            Change in net unrealized appreciation (depreciation)                                                          1,633,319
                                                                                                                    ----------------

            Net realized and unrealized gain (loss)                                                                      58,965,211
                                                                                                                    ----------------

            Net increase (decrease) in net assets from operations                                                      $116,753,091
                                                                                                                    ================



   The accompanying notes are an integral part of these financial statements.


                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                       Statements of Changes in Net Assets




                                                                                              Year Ended  December 31,
                                                                                   -------------------------------------------
                                                                                          1996                   1995
                                                                                   -------------------   ---------------------
Increase (decrease) in Net Assets

   From operations
    Net investment income                                                                 $57,635,263             $79,260,556
    Net realized gain (loss)                                                               57,382,433              18,355,655
    Change in net unrealized appreciation (depreciation)                                    1,735,395              62,727,279
                                                                                   -------------------   ---------------------

    Net increase (decrease) in net assets from operations                                 116,753,091             160,343,490
                                                                                   -------------------   ---------------------

   Distributions to shareholders
    From net investment income                                                            (88,136,980)            (69,501,890)
    From net realized gains on investments                                                (24,989,660)
                                                                                   -------------------   ---------------------

    Total distributions to shareholders                                                  (113,126,640)            (69,501,890)
                                                                                   -------------------   ---------------------

   Fund share (principal) transactions (Note 4)
    Net proceeds from sale of shares                                                      202,993,713              79,384,197
    Net asset value of shares issued to shareholders in
     payment of distributions declared                                                     86,471,969              47,953,848
    Cost of shares redeemed                                                              (256,496,190)           (484,059,233)
                                                                                   -------------------   ---------------------

    Increase (decrease) in net assets from Fund share transactions                         32,969,492            (356,721,188)
                                                                                   -------------------   ---------------------

     Net increase (decrease) in net assets                                                 36,595,943            (265,879,588)

   Net assets:

    At beginning of period                                                                803,536,875           1,069,416,463
                                                                                   -------------------   ---------------------

    At end of period  (including undistributed net investment
     income of $7,509,300 and distributions in excess of net investment                  $840,132,818            $803,536,875
                                                                                   ===================   =====================
     income of $2,477,089 at December 31, 1996 and 1995, respectively)


   The accompanying notes are an integral part of these financial statements.



                     Standish, Ayer & Wood Investment Trust
                    Standish International Fixed Income Fund

                              Financial Highlights




                                                                                       Year Ended December 31,
                                                          --------------------------------------------------------------------------
                                                           1996 (1)        1995            1994              1993              1992*
                                                          -------------   -------------   -------------     -------------     ------

     Net asset value - beginning of period               $23.21          $21.30          $24.22            $21.20            $22.05
                                                          -------------   -------------   -------------     -------------     ------

Income from investment operations
     Net investment income                                 1.72            1.96            1.71              2.03              2.01
     Net realized and unrealized gain (loss)               1.73            1.84           (3.93)             2.90             (0.25)
                                                          -------------   -------------   -------------     -------------     ------

Total from investment operations                            3.45            3.80           (2.22)             4.93              1.76
                                                          -------------   -------------   -------------     -------------     ------

Less distributions declared to shareholders
     From net investment income                           (2.64)          (1.89)          (0.20)            (1.53)            (2.03)
     From net realized gains on investments               (0.77)            ---             ---             (0.26)            (0.54)
     In excess of net realized gains on investments         ---             ---             ---               ---             (0.04)
     In excess of net investment income                     ---             ---             ---             (0.12)              ---
     Tax return of capital                                  ---             ---           (0.50)              ---               ---
                                                          -------------   -------------   -------------     -------------     ------

Total distributions declared to shareholders              (3.41)          (1.89)          (0.70)            (1.91)            (2.61)
                                                          -------------   -------------   -------------     -------------     ------

        Net asset value - end of period                  $23.25          $23.21          $21.30            $24.22            $21.20
                                                          =============   =============   =============     =============     ======

Total return                                              15.28%          18.13%          (9.22%)           23.77%             8.07%

Net assets at end of period (000 omitted)              $840,133        $803,537      $1,069,416        $1,131,201          $384,660

Ratios (to average daily net assets)/Supplemental Data:
     Expenses                                              0.53%           0.51%           0.51%             0.51%             0.59%
     Net investment income                                 7.17%           8.09%           7.69%             7.53%             8.37%

Portfolio turnover                                          226%            165%            158%               98%              175%


 *   Audited by other auditors.
(1) The per share data was calculated based upon average shares outstanding during the year.

   The accompanying notes are an integral part of these financial statements.


                          Notes to Financial Statements

1) .....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Repurchase agreements--
         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. .Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     D. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     E. .Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. .Distributions to shareholders-
         Distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net realized gain on investments, written options, and foreign currency arise because of certain timing differences. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for options, futures and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, undistributed net investment income and accumulated net realized gain (loss).

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. (SIMCO) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SIMCO has voluntarily agreed to limitthe total annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) to 0.80% of the Fund's average daily net assets. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                         Purchases                 Sales


Non-U.S. Government securities          $1,628,614,838          $1,721,147,921
                                 ======================  ======================

U.S. Government securities                 $20,444,584             $20,694,000
                                 ======================  ======================



(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                            Year Ended December 31,

                                           1996                 1995
                                      ----------------   --------------------

Shares sold                                 8,454,273              3,493,337
Shares issued to shareholders in
  payment of distributions declared         3,702,434               2,095,788
Shares redeemed                           (10,643,614)            (21,174,451)
                                      ----------------   --------------------

Net increase (decrease)                     1,513,093             (15,585,326)
                                      ================   ====================




(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:


Aggregate cost                               $806,190,863
                                        ==================

Gross unrealized appreciation                 $44,312,256
Gross unrealized depreciation                  (8,744,295)
                                        ------------------

    Net unrealized appreciation               $35,567,961
                                        ==================

(6) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, the instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the twelve months ended December 31, 1996 is as follows:


                        Written Put Option Transactions
--------------------------------------------------------------------------------

                                             Number
                                          of Contracts          Premiums

Outstanding, beginning of period                      4              $972,358
    Options written                                  44             6,591,423
    Options exercised                                (1)             (204,079)
    Options expired                                 (17)           (2,515,411)
    Options closed                                  (19)           (2,629,324)

Outstanding, end of period                           11            $2,214,967

                        Written Call Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts          Premiums

Outstanding, beginning of period                      2              $451,202
    Options written                                  30             3,576,577
    Options exercised                                (4)             (342,177)
    Options expired                                 (10)           (1,904,139)
    Options closed                                   (9)             (635,768)

Outstanding, end of period                            9            $1,145,695

                        Written Cros Currency Option Transactions
--------------------------------------------------------------------------------
                                             Number
                                          of Contracts          Premiums

Outstanding, beginning of period                      3              $799,386
    Options written                                  16             3,709,052
    Options exercised                               ---                   ---
    Options expired                                  (2)             (116,185)
    Options closed                                  (12)           (3,020,170)

Outstanding, end of period                            5            $1,372,083

 .........Forward currency exchange contracts--
         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. At December 31, 1996, the Fund held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts

                                   Local                               U.S. $            U.S. $           U.S. $
                                 Principal           Contract          Market           Aggregate       Unrealized
Contracts to Receive              Amount            Value Date          Value          Face Amount      Gain/(Loss)
--------------------------  --------------------  ---------------  ----------------  ----------------  --------------
Australian                           21,012,110       2/6/97           $16,682,634       $16,899,267       ($216,633)
Swiss Franc                          16,750,000       8/4/97            12,782,943        14,546,244      (1,763,301)
CCzech Koruna                       411,601,050      08/27/97           14,516,416        14,779,213        (262,797)
Deutsche Mark                        57,811,899    4/22-8/01/97         38,009,286        38,575,906        (566,620)
Danish Krone                         93,265,433    2/18-8/4/97          15,921,943        15,785,870          136,073
Spanish Peseta                      415,334,142      1/29/97             3,193,565         3,244,925          (51,360)
Finnish Markka                       32,600,000       1/8/97             7,089,628         7,239,686        (150,058)
British Pound Sterling                  135,000      12/31/96              231,120           205,756            25,364
Greek Drachma                         2,372,150       8/1/97                 9,302             9,266                36
Irish Punt                            4,489,135      1/17/97             7,601,435         7,332,553          268,882
Italian Lira                    108,938,194,766   12/30/96-8/1/97       71,588,366        71,031,511          556,855
Japanese Yen                      2,083,123,069      2/24/97            18,076,128        18,937,482        (861,354)
Norwegian Krone                      35,040,954    1/13-7/21/97          5,503,478         5,407,555            95,923
Swedish Krona                        58,638,560    1/8-5/19/97           8,630,919         8,641,490          (10,571)
                            ====================                   ================  ================  ==============
Total                           112,170,368,268                        219,837,163       222,636,724      (2,799,561)
                            ====================                   ================  ================  ==============

                                   Local                               U.S. $            U.S. $
                                 Principal           Contract          Market           Aggregate       Unrealized
Contracts to Deliver              Amount            Value Date          Value          Face Amount      Gain/(Loss)
--------------------------  --------------------  ---------------  ----------------  ----------------  --------------
Australian Dollar                    80,482,590    2/6 -3/27/97         63,894,638        63,421,787        (472,851)
British Pound Sterling               62,531,147    1/7 -3/27/97        106,951,352       101,750,777      (5,200,575)
Canadian Dollar                      19,428,924   2/10 - 3/24/97        14,235,735        14,339,213          103,478
Danish Krone                        548,649,325   1/10 - 8/4/97         93,685,667        94,796,299       1,110,632
Deutsche Mark                       207,171,996    1/9 -8/1/97         135,386,986       136,440,415       1,053,429
European Currency Unit                3,530,046       2/7/97             4,430,297         4,476,275            45,978
Finnish Markka                      119,539,839    1/8 -6/3/97          26,237,840        26,389,975          152,135
French Franc                         73,800,000      8/27/97            14,428,770        14,779,213          350,443
Greek Drachma                     3,781,422,750       8/1/97            14,827,752        14,463,447        (364,305)
Irish Punt                           25,765,453   1/17 -2/24/97         43,618,784        42,608,375      (1,010,409)
Italian Lira                    208,420,088,715    1/2 -7/21/97        136,872,183       135,659,389      (1,212,794)
Japanese Yen                      9,192,962,553    2/5 -3/13/97         79,736,092        86,287,155       6,551,063
New Zealand                          70,095,867   1/13 -2/18/97         49,414,147        49,093,888        (320,259)
Norwegian Krone                     301,942,107   1/13 -7/21/97         47,572,025        47,189,262        (382,763)
Spanish Peseta                    7,912,337,278   1/29 -6/20/97         60,795,480        61,940,222       1,144,742
Swedish Krona                       307,935,039   1/8 - 6/05/97         45,282,186        45,621,717          339,531
                            --------------------                   ----------------  ----------------  --------------
Total                           231,127,683,629                        937,369,934       939,257,409       1,887,475
                            ====================                   ================  ================  ==============

Forward Foreign Cross Currency Contracts

                                  U.S. $                               U.S. $           Contract       U.S. $ Unrealized
Contracts to Deliver           Market Value       In Exchange For   Market Value       Value Date      Gain/ (Loss)
--------------------------  --------------------  ---------------------------------  ----------------  --------------
Swiss Franc                          13,106,811   Norwegian Krone       14,722,470       7/21/97           1,615,659
Swiss Franc                          12,782,943   Danish Krone          13,872,500       8/4/97            1,089,557
Deutsche Mark                        14,202,558   Greek Drachma         14,818,450       8/1/97               615,892
Finnish Markka                        7,089,628   Swedish Krona          7,476,571       1/8/97               386,943
Norwegian Krone                      14,111,384   Swiss Franc           13,106,811       7/21/97          (1,004,573)
                            --------------------                   ----------------                    --------------
Total                                61,293,324                         63,996,802                         3,321,108
                            ====================                   ================                    ==============

 .........Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Fund held no open futures contracts.

 .........Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. At December 31, 1996, the Fund held the following interest rate swap contracts:

                                                                          Unrealized
                             Expiration        Notional Amount           Appreciation/
       Contract                Date                Local                (Depreciation)
------------------------ -----------------    ---------------------       --------------

Deutsche Mark                12/16/2000                12,750,000           $8,300,536
Deutsche Mark                12/16/2000                 (12,750,000)        (8,276,535)
                                                                         --------------
                                                                               $24,001
                                                                          ==============



                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish International Fixed Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Global bond markets posted positive returns on average during the year with the J.P. Morgan Hedged Global Government Bond index returning 8.60%. We are pleased to report that the strategies employed in the Standish Global Fixed Income Fund resulted in a return of 13.03%, 443 basis point more than our index.

There was a wide disparity of returns among the major bond markets in 1996 as prospects for economic growth and inflation diverged. In the U.S., relatively strong economic growth, a tight labor market, modestly rising wages and the surging equity market raised the risk that the Federal Reserve would be forced to raise rates in order to restrain prospective inflation. Yields rose on U.S. bonds for most of the year but recovered modestly in the fourth quarter as the pace of growth slowed and inflation failed to materialize. Yields also rose in the U.K. as that economy strengthened during the year and the Bank of England raised interest rates.

In other economies, the economic outlook was not as bright. European economic activity weakened, driving unemployment to record levels and forcing central banks to reduce rates. The pursuit of monetary union in Europe had a profound impact on policy decisions, resulting in tighter fiscal policies than would normally be the ease during a period of economic weakness. European markets produced the best returns during the year particularly Scandinavian and Southern European markets. The Japanese economy grew modestly in the year and Japanese bonds produced meager returns. The dollar continued to appreciate and by year-end had returned to levels last seen in 1993.

The fund has benefited during the year from our successful country weightings, longer duration than the index, corporate and mortgages outperformance, and our use of currency options to increase exposure to high yielding European currencies relative to the German mark, Swiss franc, and Japanese yen. Overweight positions in European bonds, particularly in Italy, Spain and Sweden, an underweight in Japan, and a small underweight in the U.S. added significantly to our outperformance. Our duration was modestly longer than the index particularly in Europe due to economic conditions that were generally favorable for bonds.

In 1996 we emphasized alternatives to government bonds, such as corporates and mortgages, when we identified attractive opportunities. These bonds in our portfolio have generally outperformed during the year.

We purchased currency options due to our belief that high yielding European currencies were attractive relative to the German mark, Swiss franc and Japanese yen. This was another source of value added during the year.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Global Fixed Income Fund have been invested in a "Portfolio" entity, having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

Thank you for your support during 1996. We will be working faithfully in the New Year to produce superior risk adjusted returns. As always, we appreciate your comments and suggestions and look forward to serving you in 1997.







Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

             Comparison of Change in Value of $100,000 Investment in
                        Standish Global Fixed Income Fund
                                       and
                       the J.P. Morgan Global Hedged Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Global Fixed Income Fund compared with the J.P. Morgan Global Hedged Index for the period January 3, 1994 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets
     Investment in Standish Global Fixed Income Portfolio,
        (Portfolio) at value (Note 1A)                                                                   $     159,814,385
     Receivable for Fund shares sold                                                                                43,750
     Deferred organization expenses (Note 1D)                                                                        4,515
     Other assets                                                                                                    3,784
                                                                                                           ----------------
        Total assets                                                                                           159,866,434

Liabilities
     Distribution payable                                                             $     4,046,538
     Payable for Fund shares redeemed                                                          60,000
     Accrued trustee fees                                                                         714
     Accrued expenses and other liabilities                                                    28,619
                                                                                        --------------
        Total liabilities                                                                                        4,135,871
                                                                                                           ----------------

Net Assets                                                                                               $     155,730,563
                                                                                                           ================

Net Assets consist of
     Paid-in capital                                                                                     $     149,753,799
     Undistributed net investment income (loss)                                                                    364,160
     Accumulated net realized gain (loss)                                                                         (493,895)
     Net unrealized appreciation (depreciation)                                                                  6,106,499
                                                                                                           ================
        Total                                                                                            $     155,730,563
                                                                                                           ================

Shares of beneficial interest outstanding                                                                        7,752,638
                                                                                                           ================

Net asset value, offering price and redemption price per share                                           $           20.09
                                                                                                           ================
     (Net Assets/Shares Outstanding)


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B)
     Interest income                                                                                     $     3,750,059
     Dividend income (net of withholding tax of $3,425)                                                           12,258
     Interest income allocated from Portfolio                                                                  7,969,911
     Dividend income allocated from Portfolio (net of withholding tax of $3,845)                                  59,537
     Expenses allocated from Portfolio                                                                          (639,252)
                                                                                                           --------------
        Total income                                                                                          11,152,513

Expenses
     Investment Advisory Fee (Note 3)                                                 $       198,747
     Trustees fees                                                                              3,224
     Accounting, custody and transfer agent fees                                              102,790
     Legal and audit services                                                                  30,698
     Registration fees                                                                          2,779
     Insurance expense                                                                          1,672
     Amortization of organization expenses (Note 1D)                                            2,274
     Miscellaneous                                                                              6,373
                                                                                        --------------
        Total expenses                                                                                           348,557
                                                                                                           --------------
               Net investment income (loss)                                                                   10,803,956

Realized and Unrealized Gain (Loss)

     Net realized gain (loss) from:
        Investment security transactions                                                      271,414
        Financial futures                                                                     (79,108)
        Written option transactions                                                           421,947
        Foreign currency and forward foreign currency contracts                             1,847,799

     Net realized gain (loss) from Portfolio on:
        Investment security transactions                                                    4,568,887
        Financial futures                                                                      58,443
        Written option transactions                                                         1,036,044
        Foreign currency and forward foreign currency contracts                              (791,430)
                                                                                        --------------
               Net realized gain (loss)                                                                        7,333,996

     Change in unrealized appreciation (depreciation) from:
        Investment securities                                                              (6,161,680)
        Financial futures                                                                       2,296
        Written option transactions                                                           189,117
        Foreign currency and forward foreign currency contracts                               423,157
        From Portfolio                                                                      6,373,075
                                                                                        --------------
               Change in net unrealized appreciation (depreciation)                                              825,965
                                                                                                           --------------
                                                                                                           --------------
               Net realized and unrealized gain (loss)                                                         8,159,961
                                                                                                           --------------
               Net increase (decrease) in net assets resulting from operations                           $    18,963,917
                                                                                                           ==============




                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                       Statements of Changes in Net Assets


                                                                                    Year Ended                  Year Ended
                                                                                 December 31, 1996          December 31, 1995
                                                                               ----------------------     -----------------------
Increase (Decrease) in Net Assets:
     From operations
        Net investment income                                                $            10,803,956    $             10,692,949
        Net realized gain (loss)                                                           7,333,996                   1,595,141
        Change in net unrealized appreciation (depreciation)                                 825,965                  10,169,602
                                                                               ----------------------
                                                                                                          -----------------------
            Net increase (decrease) in net assets from operations                         18,963,917                  22,457,692
                                                                               ----------------------     -----------------------

     Distributions to shareholders
        From net investment income                                                       (14,538,791)                (10,692,948)
        In excess of net investment income                                                     -----                    (736,162)
                                                                               ----------------------     -----------------------
            Total distributions to shareholders                                          (14,538,791)                (11,429,110)
                                                                               ----------------------     -----------------------

     Fund share (principal) transactions (Note 6)
        Net proceeds from sale of shares                                                  20,121,710                  10,989,037
        Net asset value of shares issued to shareholders
            in payment of distributions declared                                           7,659,510                   6,104,310
        Cost of shares redeemed                                                          (14,374,805)                (25,454,420)
                                                                               ----------------------
                                                                                                          -----------------------
            Increase (decrease) in net assets from Fund share transactions                13,406,415                  (8,361,073)
                                                                               ----------------------
                                                                                                          -----------------------

            Net increase (decrease) in net assets                                         17,831,541                   2,667,509

     Net Assets:
        At beginning of period                                                           137,899,022                 135,231,513
                                                                               ----------------------
                                                                                                          -----------------------

        At end of period (including undistributed net investment income of $364,160 and $424,310 at December 31, 1996 and December 31,
            1995, respectively)                                              $           155,730,563    $            137,899,022
                                                                               ======================     =======================


                     Standish, Ayer & Wood Investment Trust
                    Standish Global Fixed Income Fund Series

                              Financial Highlights


                                                                              Year Ended December 31,
                                                             ----------------------------------------------------------
                                                                1996 (3)               1995                 1994 +
                                                             ---------------       --------------        --------------

Net asset value - Beginning of period                      $           19.53   $            17.99    $            20.00
                                                             ---------------       --------------        --------------

Income from investment operations:
     Net investment income                                             $1.42                $1.59                 $1.29
     Net realized and unrealized gain
        (loss) on investments                                           1.05                 1.60                 (2.70)

                                                             ---------------       --------------        --------------
Total from investment operations                                       $2.47                $3.19                ($1.41)
                                                             ---------------       --------------        --------------

Less distributions to shareholders:
     Tax return of capital                                         -                     -                       ($0.60)
     From net investment income                                       ($1.91)              ($1.65)                 -

                                                             ---------------       --------------        --------------
        Total distributions declared to shareholders                  ($1.91)              ($1.65)               ($0.60)
                                                                                   --------------        --------------
                                                             ---------------

Net asset value - end of period                            $           20.09   $            19.53    $            17.99
                                                             ===============       ==============        ==============

Total Return                                                           13.03%               18.13%                (7.06%)

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                                       0.65%                0.62%                 0.65%t,*
     Net investment income                                              7.11%                7.69%                 7.73%t,*

Portfolio Turnover (2)                                                    73%                 163%                  140%

Net assets, end of year (000 omitted)                      $         155,731      $       137,889       $       135,232

*  The investment adviser voluntarily waived a portion of its investment advisory fee for the year ended December 31, 1994.  Had these actions not been taken, the net investment income per share and the ratios would have been:

        Net investment income per share                                                                           $1.27
        Ratios (to average daily net assets):
            Expenses                                                                                               0.73%  t
            Net Investment Income                                                                                  7.65%  t

+  For the period from January 3, 1994 (start of business) to December 31, 1994.
t  Annualized

(1)  Includes the Fund's share of Standish Global Fixed Income Portfolio's allocated expenses for the period from May 3, 1996 to December 31, 1996.
(2)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)  Calculated based on average shares outstanding.

                           Notes to Financial Statements

(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         The Fund records its investment in Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C.   Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $402,973, which expires on December 31, 2002.

     D.   Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December, 1998.

     E...Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the respective investors in the Portfolio.

(2)       Distribution to Shareholders

         Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and option and futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund  transferred  substantially  all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish International Management
         Company, L.P. (SIMCO) as its investment adviser. The investment advisory fee paid to SIMCO for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.40% of the Fund's average daily net assets. Standish, Ayer & Wood, Inc. has voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.66% of the Fund's average daily net assets for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SIMCO for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SIMCO for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from the SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:

                                             Purchases              Sales

U.S. Government Securities                    $19,228,296          $13,447,972
                                        ==================   ==================

Non-U.S. government securities                $99,130,363          $87,126,072
                                        ==================   ==================



(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $152,810,268 and $11,630,993, respectively.

(6)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended           Year Ended
                                                                             December 31,         December 31,
                                                                                 1996                 1995
                                                                          -------------------  -------------------

Shares sold                                                                        1,015,265              558,609
Shares issued to shareholders in payment of distributions declared                   384,287              317,125
Shares redeemed                                                                     (706,939)          (1,332,915)
                                                                          ===================  ===================
       Net increase (decrease)                                                       692,613             (457,181)
                                                                          ===================  ===================


(7).....Financial Instruments:

         Prior to the Fund's contribution of investable assets to the Portfolio on May 3, 1996, the following instruments were used for hedging purposes and were used to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund traded the following financial instruments with off-balance sheet risk:

 .........Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund used options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period January 1, 1996 through May 3, 1996 is as follows:

                                         Written Put Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               4            $       153,696
      Options written                                                          11                   242,400
      Options exercised                                                       (2)                  (34,728)
      Options expired                                                         (5)                  (162,292)
      Options closed                                                          (1)                  (29,088)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               7                    169,988
      Options contributed to Portfolio                                        (7)                  (169,988)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================

                                        Written Call Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               2            $       70,915
      Options written                                                          13                   377,197
      Options exercised                                                        0                       0
      Options expired                                                         (4)                  (125,990)
      Options closed                                                          (2)                  (43,878)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               9                    278,244
      Options contributed to Portfolio                                        (9)                  (278,244)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================

                                   Written Cross Currency Option Transactions
-----------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts             Premiums
                                                                       -------------------     ------------------

Outstanding, beginning of period                                               3            $       119,867
      Options written                                                          4                    160,728
      Options exercised                                                        0                       0
      Options expired                                                          0                       0
      Options closed                                                          (2)                  (66,180)
                                                                       -------------------     ------------------
Outstanding, prior to conversion                                               5                    214,415
      Options contributed to Portfolio                                        (5)                  (214,415)
                                                                       -------------------     ------------------

Outstanding, end of period                                                     0            $          0
                                                                       ===================     ==================


 .........Forward currency exchange contracts--

         Prior to May 3, 1996, the Fund could enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts were used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

 .........Futures contracts--
         Prior to May 3, 1996, the Fund could enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund was required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and were recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies.

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund"), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and financial highlights for the two years ended December 31, 1996 and the period January 3, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and the period January 3, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio
                            Portfolio of Investments
                                December 31, 1996


                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

BONDS and NOTES - 91.0%

Asset Backed - 1.0%
--------------------------------------------------------
Citibank Credit Card Master Trust                         0.00%        2/07/2003                    150,000  $         115,688
GMAC Mortgage Corp. 96-C1                                 7.86        11/15/2006                    500,000            432,891
The Money Store Home Equity 1995-C A3                     6.55         9/15/2021                    500,000            491,563
The Money Store Home Equity 1996-B A5                     7.18         2/15/2015                    525,000            531,234
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,571,376
                                                                                                             ------------------

Collateralized Mortgage Obligations - 0.3%
--------------------------------------------------------
UCFC Home Equity Loan Trust 1996 BA-1                     6.50         4/15/2016                    500,000            495,938
                                                                                                             ------------------

Corporate - 17.0%
--------------------------------------------------------

Basic Industry - 1.0%
--------------------------------------------------------
AK Steel Holding Corp.                                   10.75         4/01/2004                    500,000            543,750
Brascan Ltd.                                              7.38        10/01/2002                    500,000            500,965
Time Warner Entertainment                                 7.25         9/01/2008                    500,000            484,680
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,529,395
                                                                                                             ------------------
Capital Goods - 0.8%
--------------------------------------------------------
American Standard Sr Notes                               10.88         5/15/1999                    500,000            529,375
Conseco Finance Trust                                     8.70        11/15/2026                    250,000            252,918
Trizec Finance                                           10.88        10/15/2005                    500,000            551,250
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,333,543
                                                                                                             ------------------
Consumer Cyclical - 1.1%
--------------------------------------------------------
Building Materials 144A                                   8.63        12/15/2006                    250,000            247,813
Exide Corp.                                              10.00         4/15/2005                    500,000            516,250
General Motors Acceptance Corp.                           6.70         4/30/2001                  1,000,000          1,002,790
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,766,853
                                                                                                             ------------------
Consumer Stable - 0.6%
--------------------------------------------------------
Southland Corp.                                           5.00        12/15/2003                    500,000            408,125
Stop & Shop Companies                                     9.75         2/01/2002                    500,000            560,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                       968,125
                                                                                                             ------------------
Energy - 1.0%
--------------------------------------------------------
Clark Oil                                                10.50        12/01/2001                  1,000,000          1,040,000
Safeway Inc                                               9.65         1/15/2004                    500,000            562,790
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     1,602,790
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Financial - 8.5%
--------------------------------------------------------
Aames Financial Corp.                                     9.13%       11/01/2003                    250,000  $         253,750
Advanta Corp.                                             7.00         5/01/2001                    450,000            450,954
Anchor Bancorp                                            8.94         7/09/2003                  1,000,000          1,025,000
Bank America Corp. Capital Securities 144A                7.70        12/31/2026                    300,000            291,801
Barnett Banks Capital Securities 144A                     8.06        12/01/2026                    250,000            252,513
Capital One Bank Co.                                      5.95         2/15/2001                    500,000            482,917
Corestates Capital CFL 144A                               8.00        12/15/2026                    600,000            598,614
Enterprise Corp.                                          7.00         6/15/2000                    500,000            506,050
First Chicago Corp Notes 144A                             7.75        12/01/2026                    300,000            296,922
First Nationwide                                          9.13         1/15/2003                    500,000            508,125
First Nationwide Escrow 144A                             10.63        10/01/2003                    500,000            537,500
Goldman Sachs Inc. Group L P 144A                         6.20         2/15/2001                  1,000,000            983,966
Homeside Inc 144A                                        11.25         5/15/2003                    500,000            550,625
Irsa Parcks Cvt 144A                                      4.50         8/02/2003                    840,000            831,600
ISP Holdings Inc. 144A                                    9.00        10/15/2003                    500,000            505,000
Liberty Mutual Insurance Co. Inc. 144A                    8.50         5/15/2025                  1,000,000          1,069,720
Morgan Stanley Group Inc.                                 6.70         5/01/2001                    900,000            901,215
Reliance Group Holdings Corp.                             9.00        11/15/2000                  1,500,000          1,537,500
Riggs Capital Trust 144A                                  8.63        12/31/2026                    125,000            123,714
Salomon Brothers Inc.                                     7.25         5/01/2001                    500,000            504,730
Transamerica Capital 144A                                 7.80        12/01/2026                    250,000            242,500
United Companies Financial                                9.35        11/01/1999                  1,000,000          1,063,570
                                                                                                             --
                                                                                                               ----------------
                                                                                                                    13,518,286
                                                                                                             ------------------
Health Care - 0.3%
--------------------------------------------------------
Healthsouth Rehabilitation                                9.50         4/01/2001                    500,000            528,750
                                                                                                             ------------------

Real Estate - 2.0%
--------------------------------------------------------
Corporate Property 144A                                   7.88         3/15/2016                    500,000            509,110
Equity Residential Property Operating LP 144A             8.50         5/15/1999                    500,000            517,795
Taubman Realty Group                                      8.00         6/15/1999                  1,000,000          1,021,560
Wellsford REIT                                            9.38         2/01/2002                  1,000,000          1,090,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     3,138,465
                                                                                                             ------------------
Services - 1.4%
--------------------------------------------------------
Century Communications                                    9.50         8/15/2000                    500,000            513,750
Comcast Corp.                                            10.63         7/15/2012                    500,000            544,375
Time Warner Inc.                                          9.13         1/15/2013                    250,000            272,288
Time Warner Inc.                                          9.15         2/01/2023                    150,000            163,160
Viacom Inc.                                               7.63         1/15/2016                    225,000            203,265
Viacom Inc.                                               7.75         6/01/2005                    575,000            566,185
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     2,263,023
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Technology - 0.3%
--------------------------------------------------------
Jones Intercable                                          9.63%        3/15/2002                    500,000  $         525,000
                                                                                                             ------------------

TOTAL Corporate                                                                                                     27,174,230
                                                                                                             ------------------

Australia - 2.1%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Australia                                       10.00        10/15/2007                    800,000            751,757
New South Wales Treasury                                  0.00         9/03/2010                  1,300,000            366,616
South Australia Government Finance                        0.00        12/21/2015                  1,400,000            261,358
Treasury Corp. of Victoria                                0.00         8/31/2011                  2,000,000            516,360
                                                                                                             ------------------
                                                                                                                     1,896,091
                                                                                                             ------------------
Other
--------------------------------------------------------
News America Holdings                                     8.63         2/07/2014                  2,000,000          1,482,303
                                                                                                             ------------------

TOTAL Australia                                                                                                      3,378,394
                                                                                                             ------------------



Canada - 0.4%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Canada                                           7.75         9/01/1999                    800,000            627,460
                                                                                                             ------------------

Denmark - 5.7%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Denmark                                        8.00        11/15/2001                  5,400,000          1,017,066
Kingdom of Denmark                                        8.00         3/15/2006                  8,000,000          1,491,284
Kingdom of Denmark                                        9.00        11/15/1998                  8,000,000          1,476,618
                                                                                                             ------------------
                                                                                                                     3,984,968
                                                                                                             ------------------
Other
--------------------------------------------------------
Denmark Nykredit                                          7.00        10/01/2026                 19,284,000          3,068,720
Denmark Nykredit                                          8.00        10/01/2026                  9,323,000          1,592,789
Denmark Nykredit                                         11.00        10/01/2017                     12,000              2,281
Denmark Realkredit                                        7.00        10/01/2026                  2,492,000            396,559
                                                                                                             ------------------
                                                                                                                     5,060,349
                                                                                                             ------------------

TOTAL Denmark                                                                                                        9,045,317
                                                                                                             ------------------

European Currency Unit - 1.0%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Italy (Strip)                                    0.00         3/07/2005                    351,500            263,033
Govt. of Italy (Strip)                                    0.00         3/07/2010                    222,000            111,911
                                                                                                             ------------------
                                                                                                                       374,944
                                                                                                             ------------------



                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Other
--------------------------------------------------------
Govt. of Italy (Strip)                                    0.00%        3/07/1999                  1,017,500  $       1,162,153
                                                                                                             ------------------

TOTAL European Currency Unit                                                                                         1,537,097
                                                                                                             ------------------

Finland - 2.9%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Finland                                          7.25         4/18/2006                 20,000,000          4,656,929
                                                                                                             ------------------

Germany - 6.3%
--------------------------------------------------------
Government
--------------------------------------------------------
Baden Nurttemberg                                         6.20        11/22/2013                  2,000,000          1,345,096
Bundesobligation                                          5.13        11/21/2000                  2,250,000          1,500,000
Die Bundrep Deutschland Dm1000                            8.25         9/20/2001                  3,900,000          2,895,443
Federal Republic of Germany                               8.38         5/21/2001                  2,000,000          1,485,622
Federal Republic of Germany                               9.00        10/20/2000                  1,630,000          1,224,537
Province of Buenos Aires                                 10.00         3/05/2001                  2,000,000          1,389,159
                                                                                                             ------------------
                                                                                                                     9,839,857
                                                                                                             ------------------
Other
--------------------------------------------------------
LKB Global                                                6.00         1/25/2006                    400,000            260,201
                                                                                                             ------------------

TOTAL Germany                                                                                                       10,100,058
                                                                                                             ------------------

Ireland - 4.5%
--------------------------------------------------------
Government
--------------------------------------------------------
Irish Gilts                                               6.25         4/01/1999                    640,000          1,089,801
Irish Gilts                                               6.50        10/18/2001                  1,270,000          2,186,232
Irish Gilts                                               8.00        10/18/2000                  1,550,000          2,799,483
Irish Gilts                                               9.25         7/11/2003                    608,000          1,193,877
                                                                                                             ------------------
                                                                                                                     7,269,393
                                                                                                             ------------------
Italy - 6.2%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Italy                                            9.50         5/01/2001              3,300,000,000          2,401,896
Govt. of Italy                                           10.50        11/01/2000              2,860,000,000          2,123,253
                                                                                                             ------------------
                                                                                                                     4,525,149
                                                                                                             ------------------
Other
--------------------------------------------------------
Bank Nederlandse                                         10.50         6/18/2003                800,000,000            613,825
Govt. of Italy                                           12.00         9/01/2001              6,200,000,000          4,900,816
                                                                                                             ------------------
                                                                                                                     5,514,641
                                                                                                             ------------------

TOTAL Italy                                                                                                         10,039,790
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Japan - 3.1%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Spain                                          5.75%        3/23/2002                155,000,000  $       1,582,020
                                                                                                             ------------------

Other
--------------------------------------------------------
Glaxo Holdings                                            4.30         9/28/1998                 50,000,000            473,607
Interamer Development Bank                                6.00        10/30/2001                 80,000,000            820,970
KFW International Finance                                 6.00        11/29/1999                133,000,000          1,303,258
Kingdom of Belgium                                        5.00        12/17/1999                 80,000,000            764,626
                                                                                                             ------------------
                                                                                                                     3,362,461
                                                                                                             ------------------

TOTAL Japan                                                                                                          4,944,481
                                                                                                             ------------------

New Zealand - 5.3%
--------------------------------------------------------
Government
--------------------------------------------------------
Government Property Services                              7.25         3/15/1999                  2,000,000          1,395,221
Housing New Zealand                                       8.00        11/15/2006                  2,000,000          1,417,091
                                                                                                             ------------------
                                                                                                                     2,812,312
                                                                                                             ------------------
Other
--------------------------------------------------------
Fernz Capital                                             9.80         4/15/2002                  4,100,000          2,932,441
Fletcher Challenge                                       10.00         4/30/2005                  1,000,000            753,282
Fletcher Challenge                                       14.50         9/30/2000                    500,000            420,187
Fletcher Challenge Cvt                                   11.25        12/15/2002                  1,900,000          1,499,684
                                                                                                             ------------------
                                                                                                                     5,605,594
                                                                                                             ------------------

TOTAL New Zealand                                                                                                    8,417,906
                                                                                                             ------------------

Norway - 2.9%
--------------------------------------------------------
Government
--------------------------------------------------------
Govt. of Norway                                           7.00         5/31/2001                  5,500,000            922,249
Govt. of Norway                                           9.00         1/31/1999                  8,000,000          1,363,805
Govt. of Norway                                           9.50        10/31/2002                  7,400,000          1,386,614
                                                                                                             ------------------
                                                                                                                     3,672,668
                                                                                                             ------------------
Other
--------------------------------------------------------
Vital Forsikring                                          7.85         9/22/2003                  6,000,000            991,210
                                                                                                             ------------------

TOTAL Norway                                                                                                         4,663,878
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Spain - 5.7%
--------------------------------------------------------
Government
--------------------------------------------------------
Castilla Junta                                            8.30%       11/29/2001                 28,000,000  $         232,597
Junta de Andalucia                                       11.10        12/02/2005                248,000,000          2,407,098
Kingdom of Spain                                         10.10         2/28/2001                330,000,000          2,921,370
Kingdom of Spain                                         10.30         6/15/2002                270,000,000          2,465,633
Kingdom of Spain                                         12.25         3/25/2000                111,000,000          1,012,709
                                                                                                             ------------------
                                                                                                                     9,039,407
                                                                                                             ------------------
Sweden - 3.8%
--------------------------------------------------------
Government
--------------------------------------------------------
Kingdom of Sweden                                        13.00         6/15/2001                 22,400,000          4,217,569
Kingdom of Sweden #1036                                  10.25         5/05/2000                  9,700,000          1,636,752
                                                                                                             ------------------
                                                                                                                     5,854,321
                                                                                                             ------------------
Other
--------------------------------------------------------
Fulmar Mortgage Sec #1                                    7.65        11/01/2000                  1,473,300            215,543
                                                                                                             ------------------

TOTAL Sweden                                                                                                         6,069,864
                                                                                                             ------------------

United Kingdom - 9.7%
--------------------------------------------------------
Government
--------------------------------------------------------
UK Gilt Treasury                                          9.00         3/03/2000                    296,000            533,040
UK Treasury                                               7.50        12/07/2006                    660,000          1,128,861
UK Treasury                                               8.00        12/07/2000                  2,100,000          3,695,192
UK Treasury                                               8.50        12/07/2005                    800,000          1,458,624
                                                                                                             ------------------
                                                                                                                     6,815,717
                                                                                                             ------------------
Other
--------------------------------------------------------
Alliance And Leicester Bldg Soc.                          8.75        12/07/2006                  1,200,000          2,095,488
Birmingham Midshires Bldg Soc.                            9.13         1/05/2006                    750,000          1,323,724
Inco Ltd.                                                15.75         7/15/2006                    200,000            496,302
Mepc Plc                                                 12.00         6/30/2006                    750,000          1,595,370
Northern Rock Building Soc.                               9.38        10/17/2021                    950,000          1,694,709
Royal Bank of Scotland                                    9.63         6/22/2015                    350,000            644,140
Woolwich Building Society                                11.63        12/18/2001                    400,000            781,314
                                                                                                             ------------------
                                                                                                                     8,631,047
                                                                                                             ------------------

TOTAL United Kingdom                                                                                                15,446,764
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Yankee Bonds - 3.6%
--------------------------------------------------------
Cominco Ltd.                                              6.88%        2/15/2006                    525,000  $         501,170
Falconbridge Case Limited                                 7.35        11/01/2006                    550,000            555,649
Govt. of Argentina                                        6.63         3/31/2005                  2,891,000          2,515,170
Methanex Corp.                                            7.40         8/15/2002                    250,000            255,008
Methanex Corp.                                            7.75         8/15/2005                    450,000            462,375
Se Banken Perp 10Yr Step Up                               8.13         9/06/2049                    500,000            515,240
Tembec Finance Corp.                                      9.88         9/30/2005                  1,000,000            945,000
                                                                                                             --
                                                                                                               ----------------
TOTAL Yankee Bonds                                                                                                   5,749,612
                                                                                                             ------------------

U.S. Government Agency - 3.6%
--------------------------------------------------------

Pass Thru Securities - 3.6%
--------------------------------------------------------
FHLMC                                                     6.50     3/01/2026 - 3/01/2026            420,350            402,355
FHLMC                                                     7.00     3/01/2026 - 6/01/2026          3,083,048          3,023,917
FNMA                                                      7.00     5/01/2024 - 9/01/2025          1,224,900          1,200,251
GNMA                                                      9.00     6/15/2016 - 2/25/2027            195,263            209,279
Resolution Trust Corp. 1995 C1 Cl C                       6.90         2/25/2027                    500,000            488,594
RFC Ser 96 Hs2 Al                                         7.60         9/15/2012                    350,000            355,797
                                                                                                             --
                                                                                                               ----------------
TOTAL U.S. Government Agency                                                                                         5,680,193
                                                                                                             ------------------

U.S. Treasury Obligations - 6.0%
--------------------------------------------------------

Treasury Bonds - 1.4%
--------------------------------------------------------
U.S. Treasury Bond                                        6.50         8/15/2005                  1,500,000          1,509,615
U.S. Treasury Bond                                        8.13         8/15/2019                    605,000            699,816
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     2,209,431
                                                                                                             ------------------
Treasury Notes - 4.6%
--------------------------------------------------------
U.S. Treasury Note                                        5.63         1/31/1998                  1,000,000            999,530
U.S. Treasury Note                                        5.63        11/30/2000                  2,150,000          2,111,021
U.S. Treasury Note                                        5.75         8/15/2003                    700,000            679,000
U.S. Treasury Note                                        6.25         2/15/2003                    250,000            249,688
U.S. Treasury Note                                        6.38         3/31/2001                  1,075,000          1,082,224
U.S. Treasury Note                                        6.63         6/30/2001                    250,000            254,023
U.S. Treasury Note                                        6.88         5/15/2006                  1,350,000          1,391,135
U.S. Treasury Note                                        7.13                                       50,000             51,477
U.S. Treasury Note                                        6.13         7/31/2000                    500,000            500,000
                                                                                                             --
                                                                                                               ----------------
                                                                                                                     7,318,098
                                                                                                             ------------------
TOTAL U.S. Treasury Obligations                                                                                      9,527,529
                                                                                                             ------------------

TOTAL BONDS and NOTES (Cost $139,643,662)                                                                          145,435,616
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Preferred Stock - 0.8%
--------------------------------------------------------
Fresenius Medical Care                                                                                  250  $         254,375
Newscorp Overseas Ltd. Ser B                                                                         20,000            457,500
Texaco Capital Llc                                                                                   14,000            302,750
Time Warner                                                                                             210            224,253
Wellsford Residential Property                                                                        3,000             76,500
                                                                                                             --
                                                                                                               ----------------
TOTAL Preferred Stock (Cost $1,370,251)                                                                              1,315,378
                                                                                                             ------------------
                                                                                              Principal
Purchased Options - 0.8%                                                                      Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                  Contracts
--------------------------------------------------------                                   -----------------
BGB 7% Put/ Str 106.29, 4/24/97                                                                  90,000,000             29,520
BTPS 9.50% Put/ Str 108.47, 4/30/97                                                           4,500,000,000             13,500
BTPS 9.5% Put/ Str 107.44, 10/08/97                                                           4,600,000,000                  0
CAN 7% Call, Str 105.71, 1/16/97                                                                  1,000,000              6,273
CHF Put/AUD Call, Str .9725, 9/10/97                                                              1,900,000            112,015
CHF Put/GBP Call, Str 2.26, 9/25/97                                                               4,400,000             88,986
CHF Put/USD Call, Str 1.30, 1/31/97                                                               2,200,000             65,340
DBR 6.25% Call, Str 101.92, 10/20/97                                                              4,800,000             54,014
DBR 6.25% Call, Str 102.33, 5/9/97                                                                4,700,000             37,525
DBR 6.25% Call, Str 94.13, 2/6/97                                                                 3,700,000             29,064
DBR 6.25% Call, Str 96.00, 2/28/97                                                                5,100,000             21,185
DEM 8.375% Call, Str 114.62, 1/09/97                                                              6,600,000              4,283
DEM Put/ITL Call, Str 40.0000, 09/08/97                                                           4,500,000             98,735
DEM Put/USD Call, Str 1.5020, 09/05/97                                                            3,800,000            114,000
DEM Put/USD Call, Str 1.550, 4/22/97                                                              3,000,000             38,100
DGB 8% Call, Str 108.84, 3/17/97                                                                 13,700,000             30,935
FRF 6.5% Put/ Str 103.65, 4/16/97                                                                16,200,000             31,833
FRF Put/USD Call, Str 5.265, 3/20/97                                                              3,000,000             22,500
FRF Put/USD Call, Str 5.3000, 12/01/97                                                            3,000,000             40,800
ITL 9.5% Call, Str 109.68, 3/6/97                                                             3,700,000,000             29,600
ITL 9.5% Put/ Str 102.07, 1/10/97                                                             4,454,000,000                  0
JGB 6.4% Call, Str 120.603, 2/5/97                                                              800,000,000              2,400
JPY 4.8% Call, Str 115.912, 2/03/97                                                             860,000,000              8,600
JPY Put/AUD Call, Str 86.0000, 9/10/97                                                          200,000,000             94,800
JPY Put/ITL Call, Str 14.5000, 09/08/97                                                         300,000,000            176,400
JPY Put/USD Call, Str 120.00, 1/05/98                                                             3,000,000             38,700
SPGB 8.40% Call, Str 107.910, 2/19/97                                                           280,000,000             32,200
SPGB 8.40% Put/ Str 105.65, 4/30/97                                                             370,000,000              5,550
UKT 7.5% Call, Str 99.0625, 2/14/97                                                               1,500,000             35,310
USD Put/MXP Call, Str 9.12, 9/30/97                                                               1,300,000             54,860
                                                                                                             --
                                                                                                               ----------------
Total Purchased Options (Premium Paid $1,249,755)                                                                    1,317,028
                                                                                                             ------------------




                                                                                                     Par                Value
Security                                                   Rate             Maturity                 Value             (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------

Short-Term Investments - 5.4%
--------------------------------------------------------

U.S. Government Agency - 1.9%
--------------------------------------------------------
FNMA                                                      5.50%        1/15/1997                  3,000,000  $       2,989,917
                                                                                                             ------------------

Repurchase Agreements - 3.6%
--------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $5,675,519 (Collateralized by
FNMA FNAR with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $5,787,191.                                                       5,673,716          5,673,716
                                                                                                             ------------------

TOTAL Short-Term Investments (Cost $8,663,633)                                                                       8,663,633
                                                                                                             ------------------

TOTAL INVESTMENTS  (Cost $150,927,301) - 98.1%                                                                     156,731,655
                                                                                              Principal
Written Options - (0.2%)                                                                      Amount of
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration                                                  Contracts
--------------------------------------------------------                                   -----------------
AUD Put/CHF Call, Str .9060, 9/10/97                                                              1,900,000             (7,940)
AUD Put/JPY Call, Str 79.0000, 9/10/97                                                          200,000,000            (12,200)
DBR 6.25% Call, Str 101.92, 4/18/97                                                               4,800,000            (49,546)
DBR 6.25% Put/ Str 101.60, 4/16/97                                                                4,800,000            (30,538)
DBR 6.25% Put/ Str 101.650, 4/24/97                                                               4,400,000            (29,704)
DBR 8.25% Put/ Str 112.420, 2/19/97                                                               3,400,000             (3,754)
DBR 8.25% Put/ Str 113.57, 4/30/97                                                                4,400,000            (37,418)
DBR 8.25% Put/ Str 113.58, 4/30/97                                                                4,500,000            (45,572)
DEM 6.25% Put/ Str 101.95, 1/08/97                                                                4,700,000               (611)
DGB 8% Call, Str 111.84, 3/17/97                                                                 13,700,000             (8,138)
DGB 8% Put/ Str 105.84, 3/17/97                                                                  13,700,000             (6,275)
GBP Put/CHF Call, Str 1.835, 9/25/97                                                              3,700,000             (3,315)
ITL 9.5% Call, Str 111.68, 3/6/97                                                             3,700,000,000             (7,400)
ITL 9.5% Put/ Str 107.68, 3/6/97                                                              3,700,000,000             (3,700)
ITL Put/DEM Call, Str 1080.00, 09/08/97                                                           4,500,000             (8,762)
ITL Put/JPY Call, Str 15.1000, 09/08/97                                                         300,000,000            (19,500)
JPY Put/USD Call, Str 105.00, 1/05/98                                                             3,000,000            (38,700)









                                                                                              Principal
                                                                                              Amount of               Value
Security                                                   Rate             Maturity          Contracts              (Note 1A)
-------------------------------------------------------- --------- ---------------------- -------------------- ------------------


Written Options - (0.2%)
--------------------------------------------------------
--------------------------------------------------------
Deliver/Receive, Excercise Price, Expiration
--------------------------------------------------------                                   -----------------
UKT 7.5% Call, Str 102.0625, 2/14/97                                                              1,500,000             (7,224)
USD Put/CHF Call, Str 1.22, 1/31/97                                                               2,200,000             (1,100)
USD Put/CHF Call, Str 1.42, 3/20/97                                                               3,000,000             (9,000)
USD Put/DEM Call, Str 1.3800, 09/05/97                                                            3,800,000            (15,960)
USD Put/DEM Call, Str 1.425, 4/22/97                                                              3,000,000             (7,200)
                                                                                                             --
                                                                                                               ----------------
Total Written Options (Premium Received $846,428)                                                                     (353,557)
                                                                                                             ------------------

Other Assets less Liabilities - 2.2%                                                                                 3,436,400
                                                                                                             ------------------

NET ASSETS - 100.0%                                                                                          $     159,814,498
                                                                                                             ==================

Notes to the Schedule of Investments:

*      Non-income producing security.

144A - Securities exempt from registration under Rule 144A of the                               AUD  Australian Dollar
            Securities Act of 1933.  These securities may be resold in                          DEM  German Mark
            transactions exempt from registration.                                              GBP  British Pound Sterling
                                                                                                ITL    Italian Lira
FNMA  Federal National Mortgage Association                                                     JPY  Japanese Yen
GNMA Government National Mortgage Association                                                   USD  United States Dollar

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                      Statement of Assets and Liabilities
                               December 31, 1996


Assets
    Investments, at value (Note 1A) (identified cost, $150,927,301)                                      $    156,731,655
    Foreign currency, at value (cost, $110,460)                                                                   123,265
    Unrealized appreciation on interest rate swap contracts (Note 5)                                                4,236
    Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                             1,949,833
    Receivable for investments sold                                                                             1,556,512
    Interest and dividends receivable                                                                           3,649,745
    Deferred organization expenses (Note 1F)                                                                       85,593
                                                                                                           ---------------
       Total assets                                                                                           164,100,839

Liabilities
    Payable for investments purchased                                                 $     1,729,890
    Unrealized depreciation on forward foreign currency
       exchange contracts (Note 5)                                                          2,056,631
    Options written, at value (premiums received $848,428) (Note 5)                           353,554
    Accrued trustee fees                                                                          460
    Payable to Investment Adviser (Note 1F)                                                    98,922
    Accrued expenses and other liabilities                                                     46,884
                                                                                        --------------
       Total liabilities                                                                                        4,286,341
                                                                                                           ---------------

Net Assets (applicable to investors' beneficial interests)                                               $    159,814,498
                                                                                                           ===============



                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                            Statement of Operations
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income (Note 1C)
        Interest Income                                                                                  $     7,969,915
        Dividend income (net of withholding tax of $1,890)                                                        59,537
                                                                                                           --------------
            Total income                                                                                       8,029,452

Expenses
        Investment advisory fee (Note 2)                                              $       412,216
        Custodian and accounting fees                                                         188,499
        Legal and audit services                                                               21,197
        Amortization of organization expenses (Note 1F)                                        10,067
        Insurance expense                                                                       3,957
        Trustee fees                                                                            3,288
        Miscellaneous                                                                              28
                                                                                        --------------
            Total expenses                                                                                       639,252
                                                                                                           --------------

               Net investment income (loss)                                                                    7,390,200
                                                                                                           --------------

Realized and Unrealized Gain (Loss)
        Net realized gain (loss)
            Investment securities                                                           4,568,890
            Financial futures                                                                  58,443
            Written options                                                                 1,036,045
            Foreign currency and forward foreign
               currency exchange contracts                                                   (791,430)
                                                                                        --------------
                   Net realized gain (loss)                                                                    4,871,948

        Change in unrealized appreciation (depreciation)
            Investment securities                                                           7,230,451
            Financial futures                                                                  (2,911)
            Written options                                                                   218,147
            Foreign currency transactions and forward foreign
               currency contracts                                                          (1,072,612)
                                                                                        --------------
                   Change in net unrealized appreciation (depreciation)                                        6,373,075
                                                                                                           --------------

                   Net realized and unrealized gain (loss)                                                    11,245,023
                                                                                                           --------------

                   Net increase (decrease) in net assets from operations                                 $    18,635,223
                                                                                                           ==============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                       Statement of Changes in Net Assets
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets:

     From operations
        Net investment income (loss)                                                                      $       7,390,200
        Net realized gain (loss)                                                                                  4,871,948
        Change in net unrealized appreciation (depreciation)                                                      6,373,075
                                                                                                            ----------------
            Net increase (decrease) in net assets from operations                                                18,635,223
                                                                                                            ----------------


     Capital transactions -
        Assets contributed by Standish Global Fixed Income Fund at
            commencement (including unrealized depreciation of $266,576)                                        149,438,650
        Contributions                                                                                             3,371,618
        Withdrawals                                                                                             (11,630,993)
                                                                                                            ----------------
         Increase in net assets resulting from capital transactions                                             141,179,275
                                                                                                            ----------------

            Total increase (decrease) in net assets                                                             159,814,498

Net Assets:
     At beginning of period                                                                                                     -
                                                                                                            ----------------

     At end of period                                                                                     $     159,814,498
                                                                                                            ================

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                               Supplementary Data
            For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                 0.62% *
     Net investment income                    7.17% *

Portfolio Turnover                            111 %

*    Annualized

                           Notes to Financial Statements


(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


     D.   Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F.   Deferred organization expense--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001. These costs were paid for by the Investment Adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. (SIMCO) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed 0.65% of the Portfolio's average daily net assets, the compensation due the adviser shall be reduced by the amount of the excess. The Portfolio pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)       Purchases and Sales of Investments:
         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                       Purchases              Sales

U.S. Government Securities               $21,783,105          $18,434,880
                                   ==================   ==================

Non-U.S. government securities          $135,364,765         $142,691,893
                                   ==================   ==================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:


Aggregate cost                                       $151,018,224


Gross unrealized appreciation                          $7,158,802
Gross unrealized depreciation                          (1,445,371)
                                               ===================
      Net unrealized appreciation                      $5,713,431
                                               ===================




(5)       Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period May 3, 1996 through December 31, 1996 is as follows:

                                      Written Put Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                7                   169,988
        Options written                                                        29                   973,706
        Options exercised                                                       0                      0
        Options expired                                                       (11)                 (259,153)
        Options closed                                                        (16)                 (465,951)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      9            $      418,590
                                                                        ==================     ===================

                                        Written Call Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                9                   278,244
        Options written                                                        13                   230,699
        Options exercised                                                      (4)                  (40,198)
        Options expired                                                        (6)                 (215,150)
        Options closed                                                         (4)                  (74,936)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      8            $      178,659
                                                                        ==================     ===================

                                   Written Cross Currency Option Transactions
------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                          of Contracts              Premiums
                                                                        ------------------     -------------------

Outstanding, beginning of period                                                0            $         0
        Options contributed by Standish Global Fixed Income Fund                5                   214,415
        Options written                                                        12                   538,734
        Options exercised                                                       0                      0
        Options expired                                                        (2)                  (22,296)
        Options closed                                                        (10)                 (479,674)
                                                                        ------------------     -------------------

Outstanding, end of period                                                      5            $      251,179
                                                                        ==================     ===================



           Forward currency exchange contracts--
         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the fund primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. At December 31, 1996, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

Forward Foreign Currency Contracts
                                                           U.S. $         U.S. $          U.S. $
                       Local Principal    Contract        Aggregate       Market         Unrealized
Contracts to Receive      Amount         Value Date       Face Amount      Value         Gain/(Loss)
-------------------------------------   --------------   ---------------------------     ----------
Australian Dollar          1,968,624      02/06/97        $1,606,397     $1,562,995       ($43,402)
Canadian Dollar              973,071      02/10/97           727,911        711,637        (16,274)
Deutsche Mark                 76,106      08/01/97            51,869         50,123         (1,746)
Danish Krone              26,994,372    1/24-8/04/97       4,584,586      4,602,239         17,653
Finnish Markka             3,000,000      01/08/97           666,229        652,420        (13,809)
British Pound Sterling       170,640      01/21/97           272,301        292,004         19,703
Greek Drachma                330,000      08/01/97             1,289          1,294              5
Italian Lira           8,550,157,352    1/2-08/01/97       5,563,438      5,616,580         53,142
Japanese Yen             357,520,493      03/13/97         3,255,514      3,109,820       (145,694)
Norwegian Krone            4,198,318      01/13/97           647,889        659,381         11,492
Swedish Krona              9,773,094     01/08-5/19/97     1,440,248      1,438,487         (1,761)
                                                         ============   ============     ==========
Total                                                    $18,817,671    $18,696,980      ($120,691)
                                                         ============   ============     ==========

                                                           U.S. $         U.S. $
                       Local Principal    Contract        Aggregate       Market         Unrealized
Contracts to Deliver      Amount         Value Date       Face Amount      Value         Gain/(Loss)
-------------------------------------   --------------   ---------------------------     ----------
Australian Dollar          5,564,895    2/6 -3/27/97      $4,387,888     $4,418,117       ($30,229)
Canadian Dollar            1,858,940    2/10-2/28/97       1,371,612      1,359,885         11,727
Deutsche Mark             19,221,344     1/9 -8/1/97      12,647,773     12,559,870         87,903
Danish Krone              79,261,348     1/10 -6/16/97    13,696,987     13,515,797        181,190
Spanish Peseta         1,116,304,341     1/29 -6/20/97     9,113,425      8,963,643        149,782
Finnish Markka            21,848,005    1/8 -5/27/97       4,867,736      4,793,148         74,588
British Pound Sterling     8,995,340    1/7 -3/27/97      14,521,450     15,384,265       (862,815)
Irish Punt                 4,299,602     1/17 - 2/24/97    7,079,388      7,279,007       (199,619)
Italian Lira           22,211,312,715    1/2 -4/2/97      14,489,880     14,587,898        (98,018)
Japanese Yen             911,375,320    2/5 - 3/13/97      8,530,342      7,911,191        619,151
Norwegian Krone           37,922,644     1/13 - 7/21/97    5,966,992      6,012,291        (45,299)
New Zealand Dollar        11,420,989     1/13 -2/18/97     7,995,744      8,052,466        (56,722)
Swedish Krona             55,515,560     1/8- 6/5/97       8,318,178      8,150,674        167,504
European Currency Unit     1,040,508    1/7 -2/12/97       1,311,016      1,305,547          5,469
                                                         ------------   ------------     ----------
Total                                                    $114,298,414   $114,293,800        $4,612
                                                         ============   ============     ==========

Forward Foreign Cross Currency Contracts                   U.S. $        Contract         U.S. $
                          U.S. $         In Exchange       Market          Value         Unrealized
Contracts to Deliver     Market Value        For            Value          Date          Gain/(Loss)
------------------------------------------------------   ------------   ------------     ----------
Swiss Franc             $1,712,323      Norwegian Krone   $1,923,399     07/21/97         $211,076
Swiss Franc              1,831,586      Danish Krone       1,987,701     08/04/97          156,116
Deutsche Mark            1,017,606      Italian Lira       1,061,541     08/01/97           43,935
Deutsche Mark            1,975,779      Greek Drachma      2,061,458     08/01/97           85,679
Danish Krone             2,007,313      Swiss Franc        1,831,586     08/04/97         (175,727)
French Franc             2,981,555      Czech Koruna       2,999,666     08/27/97           18,111
Greek Drachma            2,062,752      Deutsche Mark      1,975,779     08/01/97          (86,973)
Italian Lira             2,123,083      Deutsche Mark      1,975,779     08/01/97         (147,304)
Norgewian Krone          1,843,564      Swiss Franc        1,712,325     07/21/97         (131,239)
Finnish Markka            652,420       Swedish Krona        688,028     01/08/97           35,608
                       --------------                    ------------                    ----------
Total                   $18,207,981                      $18,217,262                        $9,282
                       ==============                    ============                    ==========

           Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. At December 31, 1996, the Portfolio held no following futures contracts.

           Interest rate swap contracts--
         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. At December 31, 1996, the Portfolio held an interest rate swap contract with a notional amount of 2,250,000 Deutsche Marks and an expiration date of 12/16/2000, which had unrealized appreciation of $4,236.

                           Independent Auditors' Report

To the  Trustees of  Standish,  Ayer & Wood Master  Portfolio  and  Investors of
Standish Global Fixed Income Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Global Fixed Income Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Global Fixed Income Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,


Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion


Nineteen ninety six was an excellent year for the U.S. equity market with the S&P 500 enjoying a total return of 22.96% for the full year. For the same twelve-month period, the Standish Equity Fund enjoyed a total return of 26.84%.

During 1996, there was a marked pattern of performance being differentiated by capitalization group. Beginning in the late spring of the year, small and medium capitalization stocks began to trail in terms of relative performance and by year end a significant performance gap had developed. For the full year, the S&P Mid-Cap 400 Index showed a total return of 19.20% while the Frank Russell 2000, an index covering smaller capitalization stocks, showed a gain of only 16.53%. By industry sector, the best groups within the S&P 500 in 1996 were Financials and Technology stocks with both groups registering gains of over 30%. Performance was relatively evenly dispersed, however, with eight of nine sectors showing a gain of over 15% for the year.
Only the Utility group lagged (with a total return of just over 1%).

Within the Standish Equity Fund, performance was hurt by the fact that our average capitalization is smaller than that of the S&P 500. Despite this performance drag arising from our capitalization profile, returns exceeded the index return due to strong stock selection results. Particularly notable was performance in Consumer Cyclicals, Technology, and Financials where our results for the year were ahead of the comparable S&P groups. In addition, we were helped by modest underweightings in Utilities and Basic Industries - two sectors where performance lagged that of the broad market.

Our stock selection process is driven by proprietary modeling techniques that utilize a combination of valuation and earnings growth measures to determine the relative attractiveness of equity securities. We are committed to the consistent application of our selection disciplines. In 1996 those disciplines once again provided us with a very positive starting point for our portfolio construction process. For the full year, stocks ranked in the top ten percent of our universe outperformed the universe by over 9.5%. The best performing of our indicators for the year was the Estimate Trend factor, indicating stocks where estimates are rising. Our consistent adherence to risk control disciplines and a well diversified, fully invested fund positioning was also important.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Equity Fund have been invested in a "Portfolio" entity, having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

We are very pleased to be able to report another strong year for the Standish Equity Fund and are grateful to our shareholders for their continuing support. We remain focused on the Fund's investment success and are pleased to be working on your behalf.


Ralph S. Tate

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Equity Fund compared with the S&P 500 Index for the period January 2, 1991 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investment in Standish Equity Portfolio, (Portfolio) at value (Note 1A)                             $     106,277,516
     Other assets                                                                                                    2,576
                                                                                                           ----------------
        Total assets                                                                                           106,280,092

Liabilities
     Distribution payable                                                             $       285,108
     Payable for Fund shares redeemed                                                         125,000
     Accrued trustee fees                                                                         484
     Accrued expenses and other liabilities                                                    14,718
                                                                                        --------------
        Total liabilities                                                                                          425,310
                                                                                                           ----------------

Net Assets                                                                                               $     105,854,782
                                                                                                           ================

Net Assets consist of:
     Paid-in capital                                                                                     $      81,035,794
     Undistributed net investment income (loss)                                                                     88,950
     Accumulated net realized gain (loss)                                                                        7,655,446
     Net unrealized appreciation (depreciation)                                                                 17,074,592
                                                                                                           ----------------
        Total                                                                                            $     105,854,782
                                                                                                           ================

Shares of beneficial interest outstanding                                                                        2,728,741
                                                                                                           ================

Net asset value, offering price and redemption price per share                                           $           38.79
                                                                                                           ================
     (Net assets/Shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                             Statement of Operations
                      For the Year Ended December 31, 1996

Investment Income (Note 1B):
     Interest income                                                                                     $        77,789
     Dividend income (net of withholding tax of $3,380)                                                          612,003
     Interest income allocated from Portfolio                                                                    117,893
     Dividend income allocated from Portfolio (net of withholding tax of $1,452)                               1,453,073
     Expenses allocated from Portfolio                                                                          (479,297)
                                                                                                           --------------
        Total income                                                                                           1,781,461

Expenses
        Investment advisory fee (Note 3)                                             $        163,530
        Accounting, custodian, and transfer agency fees                                        46,088
        Trustee fees                                                                            1,627
        Legal and audit services                                                               32,621
                                                                                       ---------------
            Total expenses                                                                    243,866

        Deduct:
        Waiver of investment advisory fee (Note 3)                                            (12,085)
                                                                                       ---------------

                Net expenses                                                                                     231,781
                                                                                                           --------------

                Net investment income (loss)                                                                   1,549,680
                                                                                                           --------------

Realized and Unrealized Gain (Loss):

     Net realized gain (loss) from:
                Investment securities                                                       3,307,925
                Financial futures                                                             164,221
     Net realized gain (loss) from Portfolio on:
                Investment securities                                                      12,874,303
                Financial futures                                                             428,300
                                                                                       ---------------
                   Net realized gain (loss)                                                                   16,774,749

     Change in unrealized appreciation (depreciation):
                Investment securities                                                       3,350,428
                Financial futures                                                             (58,213)
                From Portfolio                                                              3,404,697
                                                                                       ---------------
                   Net change in unrealized appreciation (depreciation)                                        6,696,912
                                                                                                           --------------
                   Net realized and unrealized gain (loss)                                                    23,471,661
                                                                                                           --------------
                   Net increase (decrease) in net assets resulting from operations                       $    25,021,341
                                                                                                           ==============



                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                       Statements of Changes in Net Assets


                                                                                     Year Ended              Year Ended
                                                                                    December 31, 1996     December 31, 1995
                                                                                  --------------------------------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                      $        1,549,680    $             2,196,110
     Net realized gain (loss)                                                           16,774,749                 21,564,705
     Change in net unrealized appreciation (depreciation)                                6,696,912                 10,229,026
                                                                                  -----------------     ----------------------
        Net increase (decrease) in net assets from operations                           25,021,341                 33,989,841
                                                                                  -----------------     ----------------------

Distributions to shareholders
     From net investment income                                                         (1,481,454)                (2,203,103)
     From net realized gains on investments                                            (11,604,448)                (8,605,084)
                                                                                  -----------------     ----------------------
        Total distributions to shareholders                                            (13,085,902)               (10,808,187)
                                                                                  -----------------     ----------------------

Fund share (principal) transactions (Note 6)
     Net proceeds from sale of shares                                                   21,565,418                 32,648,683
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                            12,463,945                 10,246,215
     Cost of shares redeemed                                                           (28,642,403)               (64,134,926)
                                                                                  -----------------     ----------------------
Increase (decrease) in net assets from Fund share transactions                           5,386,960                (21,240,028)
                                                                                  -----------------     ----------------------

        Net increase (decrease) in net assets                                           17,322,399                  1,941,626

Net Assets:
     At beginning of period                                                             88,532,383                 86,590,757
                                                                                  -----------------     ----------------------

     At end of period (including undistributed net investment income of $88,950 and distributions in excess of net investment income of
        $20,274 at December 31, 1996 and 1995, respectively)                    $      105,854,782    $            88,532,383
                                                                                  =================     ======================

                     Standish, Ayer & Wood Investment Trust
                           Standish Equity Fund Series

                              Financial Highlights


                                                                                   Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                                  1996             1995          1994          1993          1992*
                                                          ------------     ------------  ------------  ------------  ------------

Net asset value - Beginning of period                     $      34.81     $       28.66  $       30.89  $       26.28  $     25.66
                                                          ------------     -------------  -------------  -------------  -----------

Income from investment operations:
    Net investment income **                                      0.60              0.76           0.45           0.50         0.56
    Net realized and unrealized gain
      (loss) on investments                                       8.52              9.94          (1.62)          5.57         1.81
                                                          ------------     -------------  -------------  -------------  -----------
Total from investment operations                                  9.12             10.70          (1.17)          6.07         2.37
                                                          ------------     -------------  -------------  -------------  -----------

Less distributions to shareholders:
    From net investment income                                   (0.56)            (0.78)         (0.44)         (0.47)       (0.54)
    From net realized gains on investments                       (4.58)            (3.77)         (0.62)         (0.99)       (1.19)
    From paid-in capital                                           ---               ---            ---            ---        (0.02)
                                                          ------------     -------------  -------------  -------------  -----------
      Total distributions declared to shareholders               (5.14)            (4.55)         (1.06)         (1.46)       (1.75)
                                                          ------------     -------------  -------------  -------------  -----------

    Net asset value - end of period                       $      38.79     $       34.81  $       28.66  $       30.89  $     26.28
                                                          ============     =============  =============  =============  ===========

Total Return                                                     26.84%            37.55%         (3.78%)        20.79%        9.52%

Ratios (to average daily net assets)/Supplemental Data:
    Expenses (1) **                                               0.71%             0.69%          0.70%          0.80%        0.00%
    Net investment income **                                      1.53%             2.05%          1.55%          1.29%        2.52%

    Portfolio turnover (2)                                          41%              159%           182%           192%          92%
    Average broker commission rate (2)                    $     0.0499                                                  $

Net assets, end of period (000's omitted)                 $    105,855     $      88,532  $      86,591  $      72,916  $    14,679

 *  Audited by other auditors.
**  For the year ended December 31, 1996 and the two year period ended December 31, 1993, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

    Net investment income per share                        $   0.59                                            $  0.47        $ 0.34
    Ratios (to average daily net assets):
      Expenses (1)                                             0.72%                                              0.97%        1.00%
      Net Investment income                                    1.52%                                              1.12%        1.52%

    (1Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
    (2Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.  The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio are shown in the Portfolio's financial statements which are included elsewhere in this report.

                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund (the "Fund") is a separate diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.  Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C.  Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all the investors in the Portfolio.

(2) ....Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3) ....Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.50% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended December 31, 1996. SA&W voluntarily waived $12,085 of its investment advisory fee for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than purchased option transactions and short-term obligations, were as follows:

                                       Purchases             Sales

Investments                             $38,138,153          $37,334,991
                                  ==================   ==================



(5) ....Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $113,559,410 and $25,080,761, respectively.

(6) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              Year Ended            Year Ended
                                                                           December 31, 1996     December 31, 1995
                                                                         ---------------------------------------------

Shares sold                                                                         561,325                   932,595
Shares issued to shareholders in payment of distributions declared                  325,504                   294,939
Shares redeemed                                                                    (701,269)               (1,705,536)
                                                                         -------------------   -----------------------
      Net increase (decrease)                                                       185,560                  (478,002)
                                                                         ===================   =======================


                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Equity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Equity Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, changes in the net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Equities - 97.8%
-------------------------------------------------------------------------

Basic Industry - 5.7%
-------------------------------------------------------------------------
Avery-Dennison Corp.                                                                                       44,400          1,570,650
Bemis Co                                                                                                   14,800            545,750
Cleveland-Cliffs Inc.                                                                                       7,700            349,388
Dexter Corp.                                                                                               15,500            494,063
Morton International Inc.                                                                                  12,200            497,150
Oakwood Homes Corp.                                                                                        22,100            505,538
Potash Corp. of Saskatchewan                                                                                7,000            595,000
PPG Industries Inc.                                                                                        18,100          1,015,863
Southdown Inc.                                                                                             15,600            485,550
                                                                                                                    ----------------
                                                                                                                           6,058,952
                                                                                                                    ----------------
Capital Goods - 10.6%
-------------------------------------------------------------------------
Case Corp.                                                                                                 12,300            670,350
Caterpiller Tractor Inc.                                                                                    9,700            729,925
Crane Company                                                                                              16,200            469,800
Deere & Co.                                                                                                28,600          1,161,875
Dover Corp.                                                                                                 9,600            482,400
Duriron Inc.                                                                                               12,100            328,213
Harnischfeger Industries Inc.                                                                               9,700            466,813
Ingersoll Rand Co                                                                                          21,400            952,300
JLG Industries Inc                                                                                         30,600            489,600
McDonnell Douglas Corp.                                                                                    32,400          2,073,600
Timken Co.                                                                                                 15,900            729,413
Trinity Industries                                                                                         13,200            495,000
United Technologies Corp.                                                                                  34,000          2,244,000
                                                                                                                    ----------------
                                                                                                                          11,293,289
                                                                                                                    ----------------
Consumer Cyclical - 13.2%
-------------------------------------------------------------------------
AMR Corp.*                                                                                                 10,000            881,250
Black & Decker Corp.                                                                                       32,600            982,075
Carnival Corp.                                                                                             55,400          1,828,200
Chrysler Corp.                                                                                             65,700          2,168,100
Claire's Stores Inc.                                                                                       32,900            427,700
Dayton-Hudson Corp.                                                                                        27,600          1,083,300
Jones Apparel Group Inc.*                                                                                  50,800          1,898,650

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Consumer Cyclical - (continued)
-------------------------------------------------------------------------
Leggett & Platt Inc.                                                                                       21,500            744,425
Price/Costco Inc.*                                                                                         21,300            535,163
Ross Stores Inc.                                                                                           23,200          1,160,000
TJX Companies Inc.                                                                                         13,100            620,613
UAL Corp.*                                                                                                 27,700          1,731,250
                                                                                                                    ----------------
                                                                                                                          14,060,726
                                                                                                                    ----------------
Consumer Stable - 14.4%
-------------------------------------------------------------------------
Alberto Culver Company, Class B                                                                            10,700            513,600
American Stores Co                                                                                         23,500            960,563
Conagra Inc.                                                                                               29,500          1,467,625
Dean Foods Company                                                                                         17,500            564,375
Eastman Kodak Company                                                                                      18,400          1,476,600
First Brands Corp.                                                                                         27,100            768,963
Food Lion Inc.                                                                                             86,800            849,008
Great Atlantic & Pacific Tea Co                                                                            14,600            465,375
Kingworld Productions Inc.*                                                                                33,600          1,239,000
Omnicom Group                                                                                              21,500            983,625
Philip Morris Companies, Inc.                                                                              15,500          1,745,688
Safeway Inc.*                                                                                              25,200          1,077,300
Universal Foods Corp                                                                                       16,500            581,625
Wallace Computer Services                                                                                  60,000          2,070,000
Washington Post Co.                                                                                         1,400            469,175
                                                                                                                    ----------------
                                                                                                                          15,232,522
                                                                                                                    ----------------
Energy - 9.4%
-------------------------------------------------------------------------
Atlantic Richfield Co.                                                                                      5,700            755,250
British Petroleum Plc                                                                                      23,684          3,348,395
Camco International Inc.                                                                                   12,600            581,175
Phillips Petroleum Co.                                                                                     36,100          1,597,425
Reading & Bates Corp.*                                                                                     17,000            450,500
Texaco Inc.                                                                                                24,400          2,394,250
Unocal Corp.                                                                                               20,500            832,813
                                                                                                                    ----------------
                                                                                                                           9,959,808
                                                                                                                    ----------------
Financial - 13.4%
-------------------------------------------------------------------------
American Bankers Insurance Group                                                                           21,900          1,119,638
BankAmerica Corp.                                                                                          10,400          1,037,400
Cigna Corp.                                                                                                14,800          2,022,050
Comerica Inc.                                                                                              23,700          1,241,288
Conseco Inc.                                                                                               18,400          1,173,000
First Chicago NBD Corp                                                                                      9,200            494,500

                                                                                                                          Value
Security                                                                                                Shares          (Note 1A)
-------------------------------------------------------------------------                          ---------------  ----------------

Financial - (continued)
-------------------------------------------------------------------------
First Union Corp (N.E.)                                                                                    17,000          1,258,000
Mercantile Bankshares                                                                                      16,600            531,200
Old Republic International Corp.                                                                           17,000            454,750
Regions Financial Corp.                                                                                    19,000            982,063
Reliastar Financial Corp.                                                                                  22,200          1,282,050
Southtrust Corp.                                                                                           28,100            979,988
Travelers Group Inc.                                                                                       34,700          1,574,513
                                                                                                                    ----------------
                                                                                                                          14,150,440
                                                                                                                    ----------------
Health Care - 9.7%
-------------------------------------------------------------------------
Abbott Laboratories                                                                                        24,100          1,223,075
Amgen Inc.*                                                                                                12,800            696,000
Beckman Instruments Inc.                                                                                   11,000            422,125
Bristol-Myers Squibb Co                                                                                    19,300          2,098,875
Coherent Inc.*                                                                                             24,300          1,026,675
Lincare Holdings Inc.*                                                                                     25,700          1,053,700
Merck & Co. Inc.                                                                                           13,400          1,061,950
Schering-Plough Corp.                                                                                      23,200          1,502,200
Sybron International Corp*                                                                                 17,400            574,200
Watson Pharmaceutical Inc.*                                                                                14,700            660,581
                                                                                                                    ----------------
                                                                                                                          10,319,381
                                                                                                                    ----------------
Reits - 2.2%
-------------------------------------------------------------------------
Beacon Properties Corp.                                                                                    16,700            611,638
General Growth Properties                                                                                  15,900            512,775
Patriot American Hospitality                                                                               11,700            504,563
Starwood Lodging Trust                                                                                     13,000            716,625
                                                                                                                    ----------------
                                                                                                                           2,345,601
                                                                                                                    ----------------
Technology - 11.4%
-------------------------------------------------------------------------
Advanced Technology Labs Inc.*                                                                             17,800            551,800
Belden Inc.                                                                                                 9,700            358,900
Cadence Design Systems Inc*                                                                                20,600            818,850
Compaq Computer*                                                                                            9,700            720,225
Computer Associates Intl Inc.                                                                              22,400          1,114,400
Dell Computer Corp.*                                                                                       21,000          1,115,625
Harris Corp.Inc.                                                                                           25,600          1,756,800
Intel Corp.                                                                                                15,400          2,016,438
Raychem Corp.                                                                                              12,900          1,033,613
Sci Sys Inc.*                                                                                              17,200            767,550
Storage Technology Corp.*                                                                                  20,800            990,600
Sun Microsystems Corp.*                                                                                    35,200            904,200
                                                                                                                    ----------------
                                                                                                                          12,149,001
                                                                                                                    ----------------

                                                                                                                          Value
Security                                                                     Rate        Maturity       Shares          (Note 1A)
-------------------------------------------------------------------------   -------      --------- ---------------  ----------------

Utilities - 7.8%
-------------------------------------------------------------------------
Ameritech Corp.                                                                                            32,100          1,946,063
Bellsouth Corp                                                                                             25,800          1,041,675
CMS Energy Corp.                                                                                           26,900            904,513
DQE Inc.                                                                                                   20,550            595,950
DTE Energy Company                                                                                         23,900            773,763
FPL Group Inc.                                                                                             17,000            782,000
Nynex Corp                                                                                                 22,800          1,097,250
Panenergy Corp.                                                                                            26,300          1,183,500
                                                                                                                    ----------------
                                                                                                                           8,324,714
                                                                                                                    ----------------
Total Equities (Cost $86,830,426)                                                                                        103,894,434
                                                                                                                    ----------------

Short-Term Investments - 2.1%
-------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $2,108,307 (Collateralized by                                                   Par
FNMA FNARM with a rate of 6.084% and a maturity date of                                                 Value
                                                                                                     -------------
12/01/35 with a market value of $2,149,790.                                                             2,107,637          2,107,637
                                                                                                                    ----------------

U.S. Government Agency - 0.1%
-------------------------------------------------------------------------
FNMA **                                                                          5.40%   1/17/1997        150,000            149,348
                                                                                                                    ----------------

Total Short-Term Investments (Cost $2,256,985)                                                                             2,256,985
                                                                                                                    ----------------

Total INVESTMENTS  (Cost $89,087,411) - 99.9%                                                                            106,151,419

Other Assets less Liabilities - 0.1%                                                                                         126,215
                                                                                                                    ----------------

NET ASSETS - 100.0%                                                                                                      106,277,634
                                                                                                                    ================

Notes to the Schedule of Investments:

*      Non-income producing security.
**    Denotes all or part of security is pledged as collateral for margin deposits (Note 5)

FNMA - Federal National Mortgage Association
FNARM - FNMA Adjustable Rate Mortgage

                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996



Assets:
     Investments, at value (Note 1A) (identified cost, $89,087,411)                               $     106,151,419
     Interest and dividends receivable                                                                      219,299
     Deferred organizational costs (Note 1E)                                                                 85,593
                                                                                                    ----------------
        Total assets                                                                                    106,456,311


Liabilities:
     Payable for daily variation margin on open
        financial futures contracts (Note 5)                                   $        99,571
     Payable to investment adviser (Note 1E)                                            40,912
     Accrued trustee fees                                                                  582
     Accrued expenses and other liabilities                                             37,612
                                                                                 --------------
        Total liabilities                                                                                   178,677
                                                                                                    ----------------


Net Assets (applicable to investors' beneficial interests)                                        $     106,277,634
                                                                                                    ================


                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income
        Interest Income                                                                                 $        117,893
        Dividend income (net of withholding tax of $1,452)                                                     1,453,074
                                                                                                          ---------------
            Total income                                                                                       1,570,967

Expenses
        Investment advisory fee (Note 2)                                             $        345,301
        Custodian and accounting expenses                                                      81,888
        Legal and audit services                                                               23,672
        Amortization of organization expense (Note 1E)                                         10,067
        Trustee fees (Note 2)                                                                   2,459
        Miscellaneous                                                                          15,910
                                                                                       ---------------
            Total expenses                                                                                       479,297
                                                                                                          ---------------

                Net investment income (loss)                                                                   1,091,670
                                                                                                          ---------------

Realized and Unrealized Gain (Loss)
     Net realized gain (loss)
            Investment securities                                                          12,874,316
            Financial futures                                                                 428,300
                                                                                       ---------------
     Net realized gain (loss)                                                                                 13,302,616

     Change in unrealized appreciation (depreciation)
            Investment securities                                                           3,338,425
            Financial futures                                                                  66,274
                                                                                       ---------------
     Change in net unrealized appreciation (depreciation)                                                      3,404,699
                                                                                                          ---------------

            Net realized and unrealized gain (loss)                                                           16,707,315
                                                                                                          ---------------

                Net increase (decrease) in net assets from operations                                   $     17,798,985
                                                                                                          ===============





                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                     $       1,091,670
        Net realized gain (loss)                                                                                13,302,616
        Change in net unrealized appreciation (depreciation)                                                     3,404,699
                                                                                                           ----------------
            Net increase (decrease) in net assets from operations                                               17,798,985
                                                                                                           ----------------


     Capital transactions
        Assets contributed by Standish Equity Fund at commencement
        (including unrealized gain of $13,669,897)                                                              97,994,616
        Contributions                                                                                           15,564,794
        Withdrawals                                                                                            (25,080,761)
                                                                                                           ----------------
         Increase in net assets resulting from capital transactions                                             88,478,649
                                                                                                           ----------------

            Total increase (decrease) in net assets                                                            106,277,634

Net Assets
     At beginning of period                                                                                            ---
                                                                                                           ----------------

     At end of period                                                                                    $     106,277,634
                                                                                                           ================


                     Standish Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                               Supplementary Data
                       Statement of Changes in Net Assets
             For the Period May 3, 1996 (commencement of operations)
                            through December 31, 1996



Ratios (to average daily net assets):
     Expenses                                          0.69  %  *
     Net investment income                             1.58  %  *


Portfolio Turnover                                       78  %

Average broker commission per share           $       0.048(1)

*    Annualized

(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

                           Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish,  Ayer & Wood Master  Portfolio  (the  "Portfolio  Trust") was
         organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio Series (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.  Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.  Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.  Securities transaction and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D.  Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.  Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001. These costs were paid for by the investment adviser and will be reimbursed by the portfolio.

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from SA&W . Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                           Purchases              Sales

Investments                 $75,936,681          $81,731,354
                      ==================   ==================



(4) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                             $89,104,533


Gross unrealized appreciation                               $17,849,184
Gross unrealized depreciation                                  (802,298)
                                                     -------------------
      Net unrealized appreciation                           $17,046,886
                                                     ===================




(5) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Portfolio's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into the following transactions during the period May 3, 1996 through December 31, 1996:

                                       # of Contracts               Premiums
                                       --------------               --------
Written Calls

Outstanding, Beginning of Period                   0                        $0
Options Written                                    1                    27,974
Options Exercised                                  0                         0
Options Expired                                    0                         0
Options Closed                                    (1)                  (27,974)
                                  -------------------       -------------------
Outstanding, End of Period                         0                        $0
                                  -------------------       -------------------


         Futures Contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Portfolio had entered into the following financial futures contracts:

                                                Expiration                   Underlying Face              Unrealized
          Contract                   Position      Date                      Amount at Value              Gain/(Loss)
-----------------------------      -------------------------       ------------------------------------  --------------

S+P 500 (5 Contracts)               Long         03/21/97                                   $1,861,250         $10,588
                                                                   ====================================  ==============




         At December 31, 1996,  the Portfolio  had  segregated  sufficient  cash
         and/or  securities  to  cover  margin   requirements  on  open  futures
         contracts.

                           Independent Auditor's Report



To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Equity Portfolio, including the portfolio of investments as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Equity Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                    Financial Statements for the Year Ended
                               December 31, 1996

                     Standish, Ayer & Wood Investment Trust

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                             Management Discussion

The international equity markets did not provide as exciting returns for US investors in 1996 as did our domestic market. The return of the MSCI EAFE was 6.04%. The Standish International Equity Fund return was 7.44% while its benchmark, which changed back from EAFE GDP in December to EAFE, was 7.24%. The fund was ahead of its benchmark for virtually the entire year but gave up much of its incremental return in the second half due to negative experience in emerging markets.

For the year, there were fairly attractive gains in many foreign markets, with twelve of the twenty EAFE markets providing returns in excess of 20% in local currencies. In fact, the strong US return placed it below median in local market returns of countries in the MSCI World Index. Unfortunately, Japan--with the largest weighting in EAFE--was a notable exception, off 4.9% for the year in local terms. The dollar strengthened against most currencies, increasing 4.7% against an EAFE-weighted basket of currencies.

The fund had most of the extremes--best and worst markets--correctly positioned in 1996, as we were overweight Spain--the strongest market in the index--and underweight Singapore and Switzerland--two of the weakest markets-- for virtually the entire year. Our largest overweights for the year were in Scandinavia, especially Finland (up 33.9% in dollar terms) and Norway (up 28.6% in dollar terms). Our largest underweights besides Switzerland were in Germany and the United Kingdom which were up mid-teens in local terms.

Our Japanese weighting during the course of the year averaged out to a very slight overweight. Even this small overweight hurt performance against our benchmark and in comparison with other managers, who were generally underweighted. Most price multiples in Japan are at relatively low historical levels and earnings are growing. Meanwhile, ten-year bond yields are at 2.6%.

Emerging markets performed relatively well in the first half of 1996, and the fund benefited from its position in emerging markets, which averaged returns of approximately 15% in the first half. Performance reversed in the second half of 1996, resulting in a return for the year of only 3.9%, even lower than that of EAFE. We had reduced our position in emerging markets to less than 5% of the fund by year end, but the decline in return of this area had an adverse impact on the fund return in the latter half of the year.

In December we began implementing some exciting enhancements to the fund. We began using active stock selection techniques which we believe will add value within markets. These techniques are similar to those used by Standish in our core equity fund and are based on investment models developed during twelve years of experience managing international equity portfolios. We will be focusing on stocks that have attractive valuation (i.e. low price multiples relative to history) and improving growth prospects. The other significant change, alluded to in the first paragraph, is the reversion to use of cap-weighted EAFE as our benchmark. Cap-weighted EAFE rather than GDP EAFE is the industry standard and was the fund's benchmark from 1988 until 1995. The discontinuities of the GDP weighted benchmark and its lack of connection to liquidity considerations make it too cumbersome for continued use.

Finally, we would like to thank all of our shareholders for your continued support. We are working diligently to earn and reward that support in 1997.


Remi Browne

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

       Comparison of Change in Value of $100,000 Investments in Standish
        International Equity Fund, the EAFE GDP Index and the EAFE Index


The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish International Equity Fund compared with the EAFE GDP Index and the EAFE Index for the period December 8, 1988 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.


                     Standish, Ayer & Wood Investment Trust
                    Standish International Equity Fund Series

                            Portfolio of Investments
                                December 31, 1996

                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

Equities - 96.6%
---------------------------------

Austria - 3.4%
---------------------------------
BWT STAMM                                                                   2,200    $       227,439
Creditanstalt-Bankverein                                                    7,800            528,215
Creditanstalt-Bkverein:Vorzug                                               1,500             69,290
Ea-Generali AG                                                                500            147,820
Oemv AG *                                                                   3,300            372,256
Radex-Heraklith Indust. AG                                                  9,200            291,537
                                                                                    ---
                                                                                       --------------
                                                                                           1,636,557
                                                                                    -----------------
Belgium - 3.0%
---------------------------------
Almanij                                                                       800            262,212
Banque Bruxelles Lampert SA *                                               1,200            254,523
Electrabel SA                                                               1,000            236,685
Groupe Bruxelles Lambert SA *                                               1,800            231,737
Petrofina SA                                                                  800            254,649
Tessenderlo Chemie                                                            400            171,762
                                                                                    ---
                                                                                       --------------
                                                                                           1,411,568
                                                                                    -----------------
Denmark - 3.6%
---------------------------------
Danisco As                                                                  3,569            216,879
Den Danske Bank                                                             4,165            335,813
DFDS A/S                                                                      350            258,432
FLS Industries As Cl B                                                      1,559            199,794
Novo-Nordisk As                                                             1,803            339,709
Tele Danmark Cl B                                                           6,566            362,221
                                                                                    ---
                                                                                       --------------
                                                                                           1,712,848
                                                                                    -----------------
Finland - 2.0%
---------------------------------
Nokia Corp. ADR A                                                           7,000            402,500
Pohjola Insurance Company, Class A                                          7,400            172,101
Upm-Kymmeme                                                                 9,440            198,000
Valmet Cl A                                                                10,000            174,752
                                                                                    ---
                                                                                       --------------
                                                                                             947,353
                                                                                    -----------------
France - 3.0%
---------------------------------
Banque National De Paris                                                    4,900            189,531
Bertrand Faure                                                              4,800            186,859
Casino French Ord                                                           3,500            162,882
CGIP                                                                          500            137,821



                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

France - (continued)
---------------------------------
Elf Gabon SA                                                                  900    $       229,702
ERAMET SLN                                                                  1,900             99,547
Europe 1 Communication                                                        700            148,319
SEITA                                                                       6,500            271,694
                                                                                    ---
                                                                                       --------------
                                                                                           1,426,355
                                                                                    -----------------
Germany - 5.3%
---------------------------------
Commerzbank AG                                                             17,700            449,250
Heidelberger Zement AG *                                                    5,700            460,662
Kolbenschmidt AG  *                                                        30,700            422,486
Muenchener Rueckversicherungs-Gesellschaft AG                                 180            449,270
Puma AG                                                                    11,400            386,290
Viag AG                                                                       900            352,872
                                                                                    ---
                                                                                       --------------
                                                                                           2,520,830
                                                                                    -----------------
Hong Kong - 4.8%
---------------------------------
Elec & Eltek International                                              1,320,000            290,110
Great Eagle Holdings Ltd                                                  157,000            647,485
Guoco Group Ltd                                                            74,000            414,247
Harbour Centre Development                                                150,000            221,073
Hong Kong Telecom                                                          83,000            133,594
New Asia Realty & Trust Co., Class A                                       81,000            298,972
Swire Pacific Ltd., Class A                                                30,000            286,037
                                                                                    ---
                                                                                       --------------
                                                                                           2,291,518
                                                                                    -----------------
Ireland - 4.1%
---------------------------------
Allied Irish Banks PLC                                                     68,300            458,038
Avonmore Foods PLC, Class A                                                34,000            100,187
CRH PLC                                                                    12,100            122,841
CRH PLC                                                                    16,600            172,046
DCC PLC                                                                    22,300             97,434
Fii Fyffes PLC 1                                                          197,700            368,285
Hibernian Group PLC                                                        47,000            226,844
Smurfit (Jefferson) Group                                                 142,700            433,784
                                                                                    ---
                                                                                       --------------
                                                                                           1,979,459
                                                                                    -----------------
Italy - 4.8%
---------------------------------
Banca Popolare Di Milano                                                   58,000            294,162
Danieli & Company                                                          36,000            295,418
ENI SPA                                                                   101,000            518,830
Parmalat Finanziaria SPA                                                   76,000            116,076
Telecom Italia SPA                                                        228,000            591,389
Unipol-PTC Pfd                                                            222,000            453,061
                                                                                    ---
                                                                                       --------------
                                                                                           2,268,936
                                                                                    -----------------



                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

Japan - 32.6%
---------------------------------
Ajinomoto Co Inc                                                           16,000    $       162,576
Aoyama Trading Company Ltd                                                 15,000            397,830
Asahi Glass Co Ltd                                                         31,000            290,967
Canon Inc.                                                                 17,000            374,752
Chugoku Bank Ltd                                                           27,000            395,247
Credit Saison                                                              24,000            535,262
Daikin Industries Ltd                                                      43,000            381,383
Fanuc Company                                                               9,000            287,523
Fuji Bank                                                                  25,000            363,816
Fuji Heavy Industry                                                        90,000            362,697
Fuji Photo Film                                                            10,000            328,942
Furukawa Company Ltd                                                      100,000            335,831
Hokkaido Electric Power                                                     8,000            157,065
Honda Motor Company Ltd                                                    10,000            285,025
Industrial Bank of Japan                                                   23,000            398,088
Japan Energy Corp                                                          88,000            238,698
Japan Radio                                                                37,000            395,074
Joyo Bank                                                                  56,000            336,588
Kawasaki Kisen Kaisha Ltd  *                                              200,000            454,663
Komori Corp.                                                               20,000            423,663
Kubota Corp.                                                               52,000            250,306
Kurabo Industries                                                         121,000            343,839
Kyushu Electric Power Company                                              20,000            387,497
Mitsubishi Gas Chemical Company                                           106,000            380,625
Mitsui Petrochemical                                                       57,000            294,498
Mochida Pharmaceutical                                                     37,000            356,841
NEC Corp.                                                                  13,000            156,721
Nippon Denso Corp.                                                         12,000            288,298
Nissan Fire & Marine Insurance                                             87,000            479,463
Nitto Boseki Company Ltd *                                                126,000            341,772
Ono Pharmaceutical                                                         17,000            505,037
Rinnai Corp                                                                13,000            260,828
Seventy Seven Bank  *                                                      43,000            351,761
Shionogi & Company                                                         49,000            348,945
Sumitomo Heavy Industries *                                                54,000            163,679
Sumitomo Warehouse                                                         89,000            448,334
Suzuki Motor Company Ltd                                                   40,000            365,108
Takashimaya Company                                                        39,000            466,804
Takeda Chemical Industries Ltd                                             13,000            272,023
Takuma Company                                                             25,000            273,400
Teijin Limited                                                             53,000            230,931



                                                                                           Value
Security                                                                Shares           (Note 1A)
---------------------------------                                  ---------------  -----------------

Japan - (continued)
---------------------------------
Tokyo Broadcasting                                                         34,000    $       518,212
Toshiba Tungaloy                                                           59,000            261,138
Toyo Suisan Kaisha Ltd                                                     37,000            369,586
Yamaguchi Bank                                                             25,000            365,969
Yodogawa Steel Works                                                       29,000            176,053
                                                                                    ---
                                                                                       --------------
                                                                                          15,563,358
                                                                                    -----------------
Malaysia - 4.3%
---------------------------------
Arab Malaysian Finance Berhad                                              48,000            256,532
Faber Group Berhad  *                                                     115,000            109,264
IGB Corporation                                                           140,000            155,740
Landmarks Berhad                                                          100,000            133,017
Malayan Cement Berhad                                                     105,000            241,093
Pan-Malaysian Cement Works                                                115,000            116,093
Renong Berhad                                                             144,000            255,392
Shell Refining Company Berhad                                              74,000            216,785
Systems Telekom Malaysia                                                   29,000            258,314
Tan Chong Motor Holdings Berhad                                           117,000            198,242
UMW Holdings Berhad                                                        27,000            126,128
                                                                                    ---
                                                                                       --------------
                                                                                           2,066,600
                                                                                    -----------------
Norway - 5.2%
---------------------------------
Den Norske Bank                                                            87,200            335,332
Elkem A/S, Series A *                                                      12,600            207,660
Kvaerner Cl B                                                               6,267            272,478
Leif Hoegh & Company                                                       13,000            265,264
Norsk Hydro                                                                14,379            780,903
Orkla As A-Aksjer *                                                         6,137            430,582
Saga Petroleum As Cl A                                                     12,300            206,577
                                                                                    ---
                                                                                       --------------
                                                                                           2,498,796
                                                                                    -----------------
Singapore - 2.0%
---------------------------------
Creative Technology Ltd  *                                                 16,000            166,857
Development Bank of Singapore                                              20,000            270,000
Hong Kong Land Holdings Ltd *                                              37,000            102,860
Mandarin Oriental                                                          93,000            131,130
Robinson & Co.                                                             31,000            125,107
Singapore Airlines Ltd.                                                     3,000             27,214
Singapore Telecom Ltd.                                                     58,000            136,714
                                                                                    ---
                                                                                       --------------
                                                                                             959,882
                                                                                    -----------------



                                                                                           Value
Security                                 Rate +      Maturity           Shares           (Note 1A)
---------------------------------   --------------   -----------   ---------------  -----------------

Spain - 2.1%
---------------------------------
Banco de Santander                                                          4,181    $       267,365
Grupo Anaya SA                                                              7,500            139,958
Iberdrola SA                                                               27,274            386,181
Telefonica Nacional de Espana                                               9,274            215,168
                                                                                    ---
                                                                                       --------------
                                                                                           1,008,672
                                                                                    -----------------
United Kingdom - 16.4%
---------------------------------
Arjo Wiggins Appleton PLC                                                 108,000            330,964
Bank of Scotland *                                                         74,000            390,199
British Petroleum Company PLC *                                            67,000            803,502
British Telecommunications PLC                                             45,000            304,308
Glaxo Wellcome PLC                                                         25,200            408,990
Great Portland Estates PLC                                                135,000            481,885
Guinness PLC                                                               47,000            369,330
Hazlewood Foods PLC                                                       192,000            350,070
Hepworth PLC                                                               69,000            299,454
HSBC Holdings PLC                                                          23,000            514,644
Royal & Sun Alliance Insurance Group                                       60,500            461,949
Scottish Hydro-Electric PLC                                                55,000            308,845
Scottish Power PLC                                                         51,500            311,233
Scottish Newcastle Breweries *                                             38,500            452,486
South West Water PLC                                                       47,500            490,360
Storehouse PLC                                                            101,000            446,978
Tesco PLC                                                                  72,500            440,626
Tomkins PLC                                                                71,000            328,190
Unigate PLC                                                                50,000            355,668
                                                                                    ---
                                                                                       --------------
                                                                                           7,849,681
                                                                                    -----------------
TOTAL Equities (Cost $45,007,533)                                                         46,142,413
                                                                                    -----------------

Short-Term Investments - 2.6%
---------------------------------
                                                                         Par
Federal Agency Discount Notes - 2.6%                                    Value
------------------------------------------------                     -------------
FHLB +                                        5.300% 3/12/1997     $      225,000            222,658
FNMA +                                        5.220% 1/16/1997          1,000,000            997,830
                                                                                    ---
                                                                                       --------------
TOTAL Short-Term Investments (Cost $1,220,506)                                             1,220,488
                                                                                    -----------------

TOTAL INVESTMENTS  (Cost $46,228,039) - 99.2%                                             47,362,901

Other Assets less Liabilities - 0.8%                                                         375,614
                                                                                    -----------------

NET ASSETS - 100.0%                                                                  $    47,738,515
                                                                                    =================

Notes to the Schedule of Investments:
*    Non-income producing security.
+    Rate noted is yield to maturity.
**  Denotes all or part of security pledged as a margin deposit (see Note 6)

FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association


                                    Standish, Ayer & Wood Investment Trust
                                      Standish International Equity Fund

                                      Statement of Assets and Liabilities
                                               December 31, 1996

Assets
    Investments, at value (Note 1A) (identified cost, $46,228,039)                                  $47,362,901
    Cash                                                                                                306,510
    Receivable for investments sold                                                                      10,701
    Interest and dividends receivable                                                                    47,153
    Net unrealized appreciation on forward foreign currency exchange contracts (Note 6)                 382,340
    Receivable for foreign dividend tax reclaims                                                         97,316
    Receivable from Investment Adviser (Note 2)                                                           3,269
                                                                                               -----------------
       Total assets                                                                                  48,210,190

Liabilities
    Distribution payable                                                           $252,106
    Unrealized depreciation on forward foreign currency exchange contracts (Note 6) 186,398
    Payable for daily variation margin on financial futures contracts (Note 6)        2,799
    Accrued trustee fees (Note 2)                                                       318
    Accrued expenses and other liabilities                                           30,054
                                                                           -----------------

       Total liabilities                                                                                471,675
                                                                                               -----------------

Net Assets                                                                                          $47,738,515
                                                                                               =================

Net Assets consist of
    Paid-in capital                                                                                 $43,985,314
    Undistributed net investment income                                                                   8,961
    Accumulated undistributed net realized gain (loss)                                                2,408,548
    Net unrealized appreciation (depreciation)                                                        1,335,692
                                                                                               -----------------

       Total Net Assets                                                                             $47,738,515
                                                                                               =================

Shares of beneficial interest outstanding                                                             2,053,669
                                                                                               =================

Net asset value, offering price, and redemption price per share                                             $23.25
                                                                                               =================
    (Net assets/Shares outstanding)






                   The accompanying notes are an integral part of the financial statements.


                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                             Statement of Operations
                          Year Ended December 31, 1996

Investment income
    Dividend income (net of foreign withholding taxes of $90,911)                                      $771,708
    Interest income                                                                                     403,047
                                                                                               -----------------

         Total income                                                                                 1,174,755

Expenses
    Investment advisory fee (Note 2)                                               $410,099
    Accounting and transfer agent fees                                               98,176
    Custody fees                                                                     85,628
    Audit services                                                                   35,184
    Legal fees                                                                       11,762
    Registration costs                                                                8,866
    Insurance expense                                                                 2,683
    Trustee fees (Note 2)                                                             1,955
    Miscellaneous                                                                     2,819
                                                                           -----------------

         Total expenses                                                             657,172

Deduct:
    Waiver of investment advisory fee (Note 2)                                     (402,258)
                                                                           -----------------

    Net expenses                                                                                        254,914
                                                                                               -----------------

            Net investment income                                                                       919,841
                                                                                               -----------------

Realized and unrealized gain (loss)

    Net realized gain (loss)
         Investment securities                                                    3,795,947
         Financial futures contracts                                                744,905
         Foreign currency and forward foreign exchange contracts                    (20,322)
                                                                           -----------------

            Net realized gain (loss)                                                                  4,520,530

    Change in net unrealized appreciation (depreciation)
         Investment securities                                                   (1,582,054)
         Financial futures contracts                                               (195,226)
         Translation of assets and liabilities in foreign currencies
           and forward foreign exchange contracts                                   264,316
                                                                           -----------------

            Change in net unrealized appreciation (depreciation)                                     (1,512,964)
                                                                                               -----------------

            Net realized and unrealized gain (loss)                                                   3,007,566
                                                                                               -----------------

            Net increase (decrease) in net assets from operations                                    $3,927,407
                                                                                               =================




                   The accompanying notes are an integral part of the financial statements.



                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Statements of Changes in Net Assets

                                                                             Year Ended           Year Ended
                                                                            December 31,         December 31,
                                                                                1996                 1995
                                                                          ------------------   -----------------
Increase (decrease) in Net Assets

    From operations
       Net investment income                                                       $919,841          $1,535,925
       Net realized gain (loss)                                                   4,520,530             555,805
       Change in net unrealized appreciation (depreciation)                      (1,512,964)         (1,331,247)
                                                                          ------------------   -----------------

         Net increase (decrease) in net assets from operations                    3,927,407             760,483
                                                                          ------------------   -----------------

    Distributions to shareholders
       From net investment income                                                  (993,584)                ---
       From net realized gains on investments                                    (2,991,390)           (293,380)
                                                                          ------------------   -----------------

         Total distributions to shareholders                                     (3,984,974)           (293,380)
                                                                          ------------------   -----------------

    Fund share (principal) transactions (Note 4)
       Net proceeds from sale of shares                                           3,568,994          12,167,766
       Net asset value of shares issued to shareholders in
         payment of distributions declared                                        3,425,523             272,750
       Cost of shares redeemed                                                  (18,671,701)        (57,868,870)
                                                                          ------------------   -----------------

         Increase (decrease) in net assets from Fund share transactions         (11,677,184)        (45,428,354)
                                                                          ------------------   -----------------

         Net increase (decrease) in net assets                                  (11,734,751)        (44,961,251)

Net assets

    At beginning of period                                                       59,473,266         104,434,517
                                                                          ------------------   -----------------

    At end of period (including undistributed net investment income of  $8,961 and $103,026, at December 31, 1996 and
       1995, respectively)                                                      $47,738,515         $59,473,266
                                                                          ==================   =================








    The accompanying notes are an integral part of the financial statements.



                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                              Financial Highlights

                                                                                     Year ended December 31,
                                                          ----------------------------------------------------------
                                                            1996          1995       1994        1993      1992*
                                                          ----------    ---------- ----------  --------- ----------

    Net asset value - beginning of period                   $23.54        $23.12     $26.74     $19.78     $22.20
                                                          ----------    ---------- ----------  --------- ----------

    Income from investment operations
       Net investment income                                  0.47          0.04       0.21       0.26       0.26
       Net realized and unrealized gain (loss)                1.28          0.45      (2.08)      7.29      (2.47)
                                                          ----------    ---------- ----------  --------- ----------

    Total from investment operations                          1.75          0.49      (1.87)      7.55      (2.21)
                                                          ----------    ---------- ----------  --------- ----------

    Less distributions declared to shareholders
       From net investment income                            (0.51)       ---         (0.12)     (0.23)     (0.21)
       In excess of net investment income                   ---           ---        ---         (0.36)    ---
       From net realized gains on investments                (1.53)        (0.07)     (1.63)    ---        ---
                                                          ----------    ---------- ----------  --------- ----------

    Total distributions declared to shareholders             (2.04)        (0.07)     (1.75)     (0.59)     (0.21)
                                                          ----------    ---------- ----------  --------- ----------

       Net asset value - end of period                      $23.25        $23.54     $23.12     $26.74     $19.78
                                                          ==========    ========== ==========  ========= ==========

Total return                                                  7.44%         2.14%     (6.99%)    38.27%     (9.95%)

Net assets at end of period (000 omitted)                   47,739        59,473    104,435     92,419     56,539

Ratios (to average daily net assets)/Supplemental Data
    Expenses                                                  0.50**         1.22%      1.23%      1.34%      1.53%
    Net investment income                                     1.80**         1.76%      1.52%      1.09%      1.18%

Portfolio turnover                                          163%          108%        75%        98%        98%

Average Broker Commission per share                          $0.0092(1)


*   Audited by other auditors

(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

**  The investment adviser voluntarily waived a portion of its investment advisory fee.
    Had this action not been undertaken, the net investment income per share and the ratios would have been:


       Net investment income per share                              $0.27
       Ratios (to average daily net assets)
             Expenses                                                1.29%
             Net investment income                                   1.01%



The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements




(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund ("The Fund") is a separate, diversified investment series of the Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short - term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short - term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. .Securities transactions and income--
         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D. .Foreign currency transactions--
         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. .Distributions to shareholders--
         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(2) ....Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company L.P. (SIMCO), for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO has voluntarily agreed to limit total Fund operating expenses to 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1996. For the year ended December 31, 1996, SIMCO voluntarily waived a portion of its investment advising fee in the amount of $402,258. The Fund pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Fund from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3) ....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                  Purchases                Sales


Non-U.S. Government securities             $50,287,925            $58,275,201
                                  =====================   ====================

U.S. Government securities                 $23,042,519            $26,292,529
                                  =====================   ====================


(4) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                   Year Ended             Year Ended
                                                     December 31,           December 31,
                                                         1996                   1995
                                                 ---------------------   --------------------

Shares sold                                                   147,664                535,762
Shares issued to shareholders in
     payment of distributions declared                        144,612                 12,155
Shares redeemed                                              (764,772)            (2,539,577)
                                                 ---------------------   --------------------

Net increase (decrease)                                      (472,496)            (1,991,660)
                                                 =====================   ====================





(5) ....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $46,247,098


Gross unrealized appreciation                                $2,608,342
Gross unrealized depreciation                                (1,492,539)
                                                   ---------------------

Net unrealized appreciation (depreciation)                   $1,115,803
                                                   =====================

(6) ....Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Fund, are reflected in the accompanying Statement of Net Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. During 1996, the Fund had no written option transactions, nor were there any open written option contracts at December 31, 1996.

 .........Forward currency exchange contracts--
         The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. Forward currency exchange contracts are used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

         At December 31, 1996, the Fund held the following forward foreign currency exchange contracts:


                                                                                                  U.S. $
                                 Local                                          U.S. $          Unrealized
                               Principal        Contract       U.S. $          Aggregate       Appreciation/
Contracts to Receive             Amount        Value Date   Market Value      Face Amount     (Depreciation)
-------------------------   -----------------  ----------- ---------------- ---------------- ------------------

British Pound Sterling             4,074,592    1/10/97         $6,974,210       $6,635,507           $338,703
Italian Lira                   5,721,000,000     1/2/97          3,765,859        3,728,025             37,834
Japanese Yen                      26,462,154    1/16/97            228,396          240,128            (11,732)
                                                           ---------------- ---------------- ------------------

                                                               $10,968,465      $10,603,660           $364,805
                                                           ================ ================ ==================

                                                                                                  U.S. $
                                 Local                                          U.S. $          Unrealized
                               Principal        Contract       U.S. $          Aggregate       Appreciation/
Contracts to Deliver             Amount        Value Date   Market Value      Face Amount     (Depreciation)
-------------------------   -----------------  ----------- ---------------- ---------------- ------------------

British Pound Sterling             4,070,000    1/10/97         $6,966,348       $6,811,552          ($154,796)
Italian Lira                   5,721,000,000     1/2/97          3,765,859        3,745,989            (19,870)
Japanese Yen                      26,462,154    1/16/97            228,396          234,199              5,803
                                                           ---------------- ---------------- ------------------

                                                               $10,960,603      $10,791,740          ($168,863)
                                                           ================ ================ ==================

 .........Futures contracts--
         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies.

         At December 31, 1996, the Fund held the following  futures contracts:

                                                                                          Unrealized
                                                        Expiration     Underlying Face   Appreciation/
             Contract                   Position           Date        Amount at Value  (Depreciation)
-----------------------------------  ---------------  ---------------- ---------------------------------

Topix Futures (6 contracts)               Long            3/19/97             $774,637          ($1,136)
FTSE 100 Futures (2 contracts)            Long            3/19/97              342,525            1,189
CAC 40 Index Future (2 contracts)         Long            3/19/97              175,054            2,605
DAX Futures (1 contracts)                 Long            3/19/97              185,546            1,336
                                                                       ---------------- ----------------

                                                                            $1,477,762           $3,994
                                                                       ================ ================

         At December 31, 1996, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

         Interest rate swap contracts--

         Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. During 1996, the Fund had no interest rate swap contract transactions. At December 31, 1996, the Fund had no open interest rate swap contracts.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 20, 1997

                 This  Report  is  submitted  for  the  general  information  of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

                     Financial Statements for the Year Ended
                                December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Small capitalization stocks finished 1996 with a short, recovery rally, and small cap stocks enjoyed a successful year on an absolute basis. The Standish Small Capitalization Equity Fund net asset value (NAV) at December 31, 1996 was $ 52.96. Total return for the Fund was 17.36%, while the Russell 2000 Index of Smaller Companies increased 16.53%.

The most notable characteristics of the small cap equity market in 1996 were: 1) small caps underperformed large cap stocks significantly, a third consecutive year of underperformance; 2) the cap effect was very dramatic within the small cap sector, with smaller caps underperforming large small caps; 3) the year saw a surge in issuance of new stock by small companies, offset by strong mutual fund inflows for much of the year, although overwhelming investors' capacity toward the end of the year; 4) sector strength was led by energy and financial stocks, with health care very weak and technology strengthening only late in the year; and 5) earnings momentum and earnings quality for small cap stocks were both weak compared to large cap stocks.

The Standish Small Capitalization Equity Fund is aggressively oriented toward small high growth companies. In selecting companies in which to invest, the emphasis is on strong financial and business positioning, moderate earnings valuations, and high, sustainable earnings growth. This approach leads to above average weightings in the high growth sectors of the economy, which include healthcare, technology, and business services. In 1996 the healthcare sector posted very weak returns, while business services and technology returns were similar to the Russell 2000. Energy and finance, the two strongest performing sectors in 1996, as well as capital goods, afford few high growth investment opportunities; these sectors were underweighted in the fund. Finally, the fund suffered from being in the low end of capitalization within small caps. We are pleased that despite these impediments, the fund's return was in excess of its benchmark for the year.

During the year the fund was always fully invested, which occasionally involved the use of Russell 2000 or S&P Midcap Futures. Investment in foreign securities (including American Depository Receipts) did not approach 5% of the fund assets at any point in 1996, and it is not expected that such investments, which are limited to 15% of assets, will be used more broadly in the future.

Since May 3, 1996 -- the date of conversion -- the assets of the Standish Small Capitalization Equity Fund have been invested in a "Portfolio," having substantially the same investment objective, policies and restrictions as the corresponding fund. The fund in which you are invested is now considered a "Spoke," sharing in the activities of the Portfolio proportionately according to its relative size.

The  Standish  Small  Capitalization  Equity  Fund  closed to new  investors  on
December 20, 1996, although it remains open to additional investments from existing shareholders. Its discipline had reached over $500 million in assets managed by Standish, Ayer & Wood. The Standish Small Capitalization Fund II opened on December 20, 1996. This fund will be buying stocks in the $400 million to $1 billion market capitalization range.

Management continues to be committed to investing in high quality, high growth companies with superb business positions, proven managements, and moderate price earnings ratios. While the target market cap range of $250 million to $350 million has not been a lead area for market returns in the past two years, it is an excellent area to find companies early in the power growth part of their lifecycle, and we remain enthusiastic about investing in that part of the market. We will continue to use this approach to guide the investments made by the fund in the future. We sincerely appreciate your continued support and interest in the Standish Small Capitalization Equity Fund.





Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund Series

             Comparison of Change in Value of $100,000 Investment in
  Standish Small Capitalization Equity Fund, the S&P 500 Index, and the Russell
                                   2000 Index

The following is a description of the graphical chart omitted from electronic format:

This line chart shows the cumulative performance of the Standish Small Capitalization Equity Fund compared with the S&P 500 Index and the Russell 2000 Index for the period September 1, 1990 to December 31, 1996, based upon a $100,000 investment. Also included are the average annual total returns for one year, five year, and since inception.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish Small Capitalization Equity Portfolio (Portfolio), at value (Note 1A)        $    246,652,321
     Receivable for Fund shares sold                                                                               43,945
     Other assets                                                                                                   5,407
                                                                                                           ---------------
        Total assets                                                                                          246,701,673

Liabilities:
     Distribution payable                                                            $      2,546,692
     Accrued expenses and other liabilities                                                    24,143
                                                                                       ---------------
        Total liabilities                                                                                       2,570,835
                                                                                                           ---------------

Net Assets                                                                                               $    244,130,838
                                                                                                           ===============

Net Assets consist of:
     Paid-in capital                                                                                     $    207,857,565
     Accumulated net realized gain (loss)                                                                       3,952,719
     Net unrealized appreciation (depreciation)                                                                32,320,554
                                                                                                           ===============
        Total                                                                                            $    244,130,838
                                                                                                           ===============

Shares of beneficial interest outstanding                                                                       4,609,813
                                                                                                           ===============

Net asset value, offering price and redemption price per share                                          $           52.96
                                                                                                           ===============
     (Net assets/Shares outstanding)



                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                             Statement of Operations
                      For the Year Ending December 31, 1996

Investment Income (Note 1B):
    Interest income                                                                                      $       108,348
    Dividend income                                                                                               89,921
    Interest income allocated from Portfolio                                                                     305,276
    Dividend income allocated from Portfolio                                                                     153,520
    Expenses allocated from Portfolio                                                                         (1,112,861)
                                                                                                           --------------
      Total income                                                                                              (455,796)

Expenses:
      Investment advisory fee (Note 3)                                               $        396,796
      Accounting, custody and transfer agent fees                                              76,102
      Trustee fees                                                                              4,679
      Legal and audit services                                                                 29,409
      Registration fees                                                                        11,758
      Miscellaneous                                                                            10,142
                                                                                       ---------------
        Total expenses                                                                        528,886
    Deduct:
      Waiver of investment advisory fee (Note 2)                                              (13,118)
                                                                                       ---------------

        Net expenses                                                                                             515,768
                                                                                                           --------------

           Net investment income (loss)                                                                         (971,564)
                                                                                                           --------------

Realized and Unrealized Gain (Loss):

    Net realized gain (loss) from:
           Investment securities transactions                                              15,760,827
           Financial futures                                                                   87,425
    Net realized gain (loss) from Portfolio on:
           Investment securities transactions                                              20,794,956
           Financial futures                                                                  717,750
                                                                                       ---------------
             Net realized gain (loss)                                                                         37,360,958

    Change in unrealized appreciation (depreciation):
           Investments securities                                                          20,543,632
           Financial futures                                                                   82,425
           From Portfolio                                                                 (23,038,475)
                                                                                       ---------------
             Net change in unrealized appreciation (depreciation)                                             (2,412,418)
                                                                                                           --------------
                                                                                                           --------------
             Net realized and unrealized gain (loss)                                                          34,948,540
                                                                                                           --------------
             Net increase (decrease) in net assets resulting from operations                             $    33,976,976
                                                                                                           ==============

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statements of Changes in Net Assets


                                                                                          Year Ending              Year Ended
                                                                                       December 31, 1996        December 31, 1995
                                                                                     ----------------------   ----------------------
Increase (Decrease) in Net Assets:
From operations
     Net investment loss                                                           $              (971,564) $              (436,289)
     Net realized gain (loss)                                                                   37,360,958               12,833,607
     Change in net unrealized appreciation (depreciation)                                       (2,412,418)              27,572,436
                                                                                     ----------------------
                                                                                                              ----------------------
        Net increase (decrease) in net assets from operations                                   33,976,976               39,969,754
                                                                                     ----------------------   ----------------------

Distributions to shareholders
     From net realized gains on investments                                                    (39,018,707)              (4,170,634)
                                                                                     ----------------------   ----------------------
        Total distributions to shareholders                                                    (39,018,707)              (4,170,634)
                                                                                     ----------------------   ----------------------

Fund share (principal) transactions, (Note 6)
     Net proceeds from sale of shares                                                           63,681,602               56,591,350
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                                    36,043,859                3,924,054
     Cost of shares redeemed                                                                   (31,022,858)             (23,435,868)
                                                                                     ----------------------
                                                                                                              ----------------------
Increase (decrease) in net assets from Fund share transactions                                  68,702,603               37,079,536
                                                                                     ----------------------
                                                                                                              ----------------------

        Net increase (decrease) in net assets                                                   63,660,872               72,878,656

Net Assets:
     At beginning of period                                                                    180,469,966              107,591,310
                                                                                     ----------------------
                                                                                                              ----------------------

     At end of period                                                              $           244,130,838  $           180,469,966
                                                                                     ======================   ======================


                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                              Financial Highlights



                                                                                    Year Ended December 31,
                                                   ---------------------------------------------------------------------------------
                                                            1996              1995            1994            1993           1992*
                                                   -------------     -------------   -------------   -------------  -------------

Net asset value - Beginning of period                     $53.46            $42.15          $48.97          $39.83         $39.99
                                                   -------------     -------------   -------------   -------------  -------------

Income from investment operations:
     Net investment income (loss) **                           -                 -               -           (0.07)         (0.11)
     Net realized and unrealized gain
        (loss) on investments                               9.29             12.57           (1.84)          11.31           4.00
                                                   -------------     -------------   -------------   -------------  -------------
Total from investment operations                            9.29             12.57           (1.84)          11.24           3.89
                                                   -------------     -------------   -------------   -------------  -------------

Less distributions to shareholders:
     From net realized gains on investments                (9.79)            (1.26)          (4.98)          (2.10)         (4.05)
                                                   -------------     -------------   -------------   -------------  -------------
        Total distributions declared to shareholders      ($9.79)           ($1.26)         ($4.98)         ($2.10)        ($4.05)
                                                   -------------     -------------   -------------   -------------  -------------


Net asset value - end of period                           $52.96            $53.46          $42.15          $48.97         $39.83
                                                   =============     =============   =============   =============  =============

Total Return                                               17.36%            29.83%          (3.66%)         28.21%          9.74%

Ratios (to average daily net assets)/Supplemental Data:
     Expenses (1)                                           0.75%             0.75%           0.79%           0.88%          1.04%
     Net investment income (loss)                          (0.44%)           (0.30%)         (0.27%)         (0.18%)        (0.38%)

Portfolio turnover (2)                                        28%              112%            130%            144%           101%
Average broker commission rate (2)                       $0.0450                 -               -               -              -

Net assets, end of year (000 omitted)                   $244,131          $180,470        $107,591         $85,141        $50,950

 *   Audited by other auditors.
 **  For the period from January 1, 1996 to May 3, 1996, the investment adviser did not impose a portion of its advisory fee.  If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

     Net investment income (loss) per share           $         (0.01)
     Ratios (to average daily net assets):
          Expenses (1)                                           0.76%
          Net Investment income (loss)                          (0.45%)

(1)  Includes the Fund's share of Portfolio allocated expenses for the period from May 3, 1996 through December 31, 1996
(2)  Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.  The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                           Notes to Financial Statements

(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust. On May 3, 1996, the Fund contributed substantially all of its investable assets to the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, in exchange for an interest in the Portfolio. The Fund invests all of its investable assets in the interests in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

     C.   Federal taxes-
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

(2)       Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)       Investment Advisory Fee:

         Prior to May 3, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Standish, Ayer & Wood, Inc. (SA&W) as its investment adviser. The investment advisory fee paid to SA&W for overall investment advisory and administrative services, and general office facilities, was paid quarterly at the annual rate of 0.60% of the Fund's average daily net assets. SA&W has voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.75% of the Fund's average daily net assets for the year ended December 31, 1996. SA&W voluntarily waived $13,118 of its investment advisory fee for the year ended December 31, 1996. Currently, the Fund pays no compensation directly to SA&W for such services now performed for the Portfolio, but indirectly bears its pro rata share of the compensation paid by the Portfolio to SA&W for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Fund pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments from January 1, 1996 through May 3, 1996, other than short-term obligations, were as follows:
                           Purchases                 Sales

Investments                $83,846,246            $54,111,851
                     ==================     ==================




(5)       Investment Transactions:

         Increases and  decreases in the Fund's  investment in the Portfolio for
         the  period  from  May  3,  1996  to  December   31,  1996   aggregated
         $253,391,982 and $23,335,985, respectively.

(6)       Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows: Effective December 20, 1996, the Fund was closed to new investors.



                                                                                Year Ended              Year Ended
                                                                              December 31, 1996       December 31, 1995
                                                                            ----------------------  ----------------------

    Shares sold                                                                         1,100,618               1,215,183
    Shares issued to shareholders in payment of distributions declared                    562,742                  73,432
    Shares redeemed                                                                      (531,585)               (465,355)
                                                                            ======================  ======================
        Net increase (decrease)                                                         1,131,775                 823,260
                                                                            ======================  ======================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust:
Standish Small Capitalization Equity Fund (the "Fund"), as of December 31, 1996, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Small Capitalization Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                     Standish Small Capitalization Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Equities - 98.6%
-------------------------------------------------------------------------

Basic Industry - 1.8%
-------------------------------------------------------------------------
Chirex Inc.*                                                                                           162,000  $      1,944,000
OM Group Inc.                                                                                           90,450         2,442,150
                                                                                                                -----------------
                                                                                                                       4,386,150
                                                                                                                -----------------
Capital Goods - 10.1%
-------------------------------------------------------------------------
BE Aerospace Inc.*                                                                                     160,900         4,364,407
Innotech Inc.*                                                                                         174,100         1,349,275
LCC International Inc.*                                                                                234,100         4,330,850
Newpark Resources Inc.*                                                                                 89,600         3,337,600
Nichols Research Corp.*                                                                                136,050         3,469,275
SBS Technologies Inc.*                                                                                  85,800         3,174,600
Superior Services Inc.*                                                                                 93,500         1,905,063
Triumph Group Inc.*                                                                                    127,400         3,041,675
                                                                                                                -----------------
                                                                                                                      24,972,745
                                                                                                                -----------------
Consumer Cyclical - 3.3%
-------------------------------------------------------------------------
Atlantic Coast Airlines Inc.*                                                                          183,800         2,251,550
Midwest Express Holdings*                                                                               58,500         2,106,000
NCI Building Systems Inc.*                                                                             110,700         3,819,150
                                                                                                                -----------------
                                                                                                                       8,176,700
                                                                                                                -----------------
Consumer Stable - 5.7%
-------------------------------------------------------------------------
Custom Chrome Inc.*                                                                                    128,100         2,578,013
Hughes Supply Inc.                                                                                      91,500         3,945,938
Martek Biosciences*                                                                                     80,600         1,612,000
Natures Sunshine Products Inc.                                                                          96,300         1,733,400
Opta Food Ingredients Inc.*                                                                            130,900           752,675
Robert Mondavi Corp.  Cl A*                                                                             91,100         3,325,150
                                                                                                                -----------------
                                                                                                                      13,947,176
                                                                                                                -----------------
Financial - 3.5%
-------------------------------------------------------------------------
CCC Information Services Group*                                                                        100,600         1,609,600
Corvel Corp.*                                                                                           91,500         2,653,500
Rental Service Corp.*                                                                                   59,300         1,630,750
Texas Regional Bancshares  Cl A                                                                         83,900         2,852,600
                                                                                                                -----------------
                                                                                                                       8,746,450
                                                                                                                -----------------

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Growth Cyclical - 6.4%
-------------------------------------------------------------------------
Anchor Gaming*                                                                                          22,800  $        917,700
Apple South Inc                                                                                        174,600         2,357,100
Cannondale Corp.*                                                                                       69,900         1,572,750
Cost Plus Inc*                                                                                          57,700         1,103,513
Golden Bear Golf Inc.*                                                                                 109,600         1,233,000
Homegate Hospitality Inc.*                                                                             183,800         1,539,325
Logan's Roadhouse Inc.*                                                                                 90,200         2,119,700
Scientific Games Hldgs Corp.*                                                                          110,300         2,950,525
Suburban Lodges of America*                                                                            130,100         2,081,600
                                                                                                                -----------------
                                                                                                                      15,875,213
                                                                                                                -----------------
Health Care - 26.0%
-------------------------------------------------------------------------
Alternative Living Services*                                                                            77,900         1,129,550
Arbor Health Care Company*                                                                             109,800         2,854,800
Arris Pharmaceutical Corp.*                                                                            163,300         2,204,550
ARV Assisted Living Inc.*                                                                              115,900         1,347,338
Atria Communities Inc.*                                                                                130,300         1,335,575
Ballard Medical Products                                                                               119,600         2,227,550
CN Bioscience Inc*                                                                                     122,100         2,228,325
Conmed Corp.*                                                                                          115,600         2,369,800
Emcare Holdings Inc.*                                                                                   97,800         2,273,850
Fuisz Technologies Ltd.*                                                                               133,800         1,053,675
HCIA Inc.*                                                                                              94,300         3,253,350
Horizon Mental Health Management*                                                                      103,800         2,880,450
Impath Inc.*                                                                                           105,400         1,976,250
Inphynet Medical Management*                                                                           145,500         2,619,000
MDL Information Systems Inc.*                                                                           68,700         1,279,538
Medarex Inc.*                                                                                          188,500         1,319,500
Medcath Inc.*                                                                                          123,700         1,979,200
Medquist Inc.*                                                                                         140,000         3,465,000
National Surgery Centers Inc.*                                                                          83,450         3,171,100
Neurogen Corp*                                                                                          51,200           985,600
Oacis Healthcare Holdings*                                                                             187,100         1,262,925
Pharmaceutical Product Development*                                                                    125,000         3,156,250
Possis Medical, Inc.*                                                                                  101,700         2,122,988
Protocol Systems Inc.*                                                                                 121,600         1,580,800
Rochester Medical Corp.*                                                                                87,000         1,663,875
Sepracor Inc.*                                                                                         180,400         2,999,150

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Health Care - (continued)
-------------------------------------------------------------------------
Sunrise Assisted Living Inc.*                                                                          141,300  $      3,938,738
Superior Consultant Holdings*                                                                           42,600         1,054,350
Urologix Inc*                                                                                            9,800           159,250
Vertex Pharmaceuticals Inc.*                                                                           103,400         4,161,850
                                                                                                                -----------------
                                                                                                                      64,054,177
                                                                                                                -----------------
Services - 23.9%
-------------------------------------------------------------------------
Analysts International Corp.                                                                           103,200         2,915,400
Barrett Business Services Inc.*                                                                        150,700         2,298,175
Bet Holdings Inc. Cl A*                                                                                106,600         3,064,750
BTG Inc.*                                                                                               50,600         1,340,900
Central Parking Corp.                                                                                   95,300         3,192,550
Coach USA Inc.*                                                                                        169,600         4,918,400
Computer Horizons Corp.*                                                                                69,700         2,683,450
Computer Task Group Inc.                                                                                63,200         2,725,500
Cotelligent Group Inc.*                                                                                 68,900         1,662,213
Data Processing Resources Corp.*                                                                       123,800         2,290,300
Emmis Broadcasting Corp.  Cl A*                                                                         80,600         2,639,650
F.Y.I. Inc*                                                                                             62,200         1,298,425
Harbinger Corp*                                                                                         52,500         1,378,125
Healthplan Services Corp.*                                                                             107,800         2,277,275
May & Speh Inc.*                                                                                       184,500         2,260,125
On Assignment Inc.*                                                                                     64,200         1,893,900
Pacific Gateway Exchange Inc.*                                                                          62,600         2,284,900
Personnel Group of America Inc.*                                                                        88,200         2,127,825
Remedy Temp Inc.*                                                                                       81,700         1,409,325
Right Management Consultants*                                                                           76,775         1,708,244
Rural/Metro Corp.*                                                                                      80,000         2,880,000
Scandinavian Broadcast Systems*                                                                        146,800         2,550,650
Steiner Leisure Ltd*                                                                                   115,500         2,324,438
Techforce Corp.*                                                                                        94,200           706,500
United Dental Care Inc.*                                                                                81,500         2,475,563
Viisage Technology Inc.*                                                                               109,000         1,580,500
                                                                                                                -----------------
                                                                                                                      58,887,083
                                                                                                                -----------------
Technology - 17.9%
-------------------------------------------------------------------------
Advanced Technology Material*                                                                          149,000         2,570,250
Aurum Software Inc.*                                                                                    21,800           504,125
CFM Technologies Inc*                                                                                   91,000         1,888,250
Computational Systems Inc.*                                                                             78,500         1,511,125
Datastream Systems Inc.*                                                                               133,900         2,410,200
Gensym Corp.*                                                                                          148,400         1,771,525

                                                                                                                      Value
Security                                                                                             Shares         (Note 1A)
-------------------------------------------------------------------------                       --------------- -----------------

Technology -(continued)
-------------------------------------------------------------------------

Hadco Corporation*                                                                                      64,900  $      3,180,100
Indus Group Inc.*                                                                                      156,000         4,017,000
Lecroy Corp.*                                                                                           78,200         2,932,500
Natural Microsystems Corp.*                                                                             65,600         2,066,400
P-Com Inc.*                                                                                             53,800         1,593,825
Perceptron Inc.*                                                                                        81,500         2,791,375
Photronics Inc.*                                                                                        44,200         1,204,450
PRI Automation Inc.*                                                                                    26,800         1,219,400
Project Software & Development*                                                                         66,200         2,805,225
Quickturn Design Systems Inc.*                                                                         131,800         2,701,900
Speedfam International Inc.*                                                                            36,000         1,026,000
Stanford Telecommunications*                                                                            53,600         1,849,200
TCSI Corp.*                                                                                             86,800           542,500
Triquint Semiconductor Inc*                                                                             58,000         1,529,750
Ultrak Inc.*                                                                                            91,500         2,790,750
Videoserver Inc.*                                                                                       26,400         1,122,000
                                                                                                                -----------------
                                                                                                                      44,027,850
                                                                                                                -----------------
Total Equities (Cost $210,820,515)                                                                                   243,073,544
                                                                                                                -----------------

Short-Term Obligations - 2.1%
-------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------
Prudential-Bache Repurchase Agreement, dated 12/31/96,
5.72% due 1/2/97, to pay $5,051,027 (Collateralized by
FNMA FNARM with a rate of 6.084% and a maturity date of
12/01/35 with a market value of $5,150,412.                                                          5,049,423         5,049,423
                                                                                                                -----------------

U.S. Government - 0.1%                                                       Rate    Maturity
-------------------------------------------------------------------------   -------  ----------
Federal Farm Credit Bank **                                                    5.46% 1/17/1997          10,000             9,968
FNMA **                                                                        5.40  1/17/1997         200,000           199,130
                                                                                                                -----------------
                                                                                                                         209,098
                                                                                                                -----------------
Total Short-Term Obligations (Cost $5,258,521)                                                                         5,258,521
                                                                                                                -----------------

Total INVESTMENTS  (Cost $216,079,036) - 100.7%                                                                      248,332,065

Other Assets less Liabilities - -0.7%                                                                                 (1,679,645)
                                                                                                                -----------------

NET ASSETS - 100.0%                                                                                             $    246,652,420
                                                                                                                =================

Notes to the Schedule of Investments:

*      Non-income producing security.
**    Denotes all or part of security pledged as a margin deposit (Note 5)

FNMA - Federal National Mortgage Association
FNARM - FNMA Adjustable Rate Mortgage

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
    Investments, at value (Note 1A) (identified cost, $216,079,036)                                $         248,332,065
    Cash                                                                                                               6
    Receivable for investments sold                                                                                7,800
    Interest and dividends receivable                                                                              9,105
    Deferred organization costs (Note 1E)                                                                         85,593
                                                                                                     --------------------
      Total assets                                                                                           248,434,569

Liabilities:
    Payable for investments purchased                                        $        1,611,865
    Payable for daily variation margin on open
      financial futures contracts (Note 5)                                               20,062
    Accrued investment advisory fee (Note 2)                                                 35
    Accrued trustee fees                                                                    646
    Payable to investment adviser (Note 1E)                                              97,618
    Accrued expenses and other liabilities                                               51,923
                                                                               -----------------
      Total liabilities                                                                                        1,782,149
                                                                                                     --------------------

Net Assets (applicable to investors' beneficial interests)                                         $         246,652,420
                                                                                                     ====================


                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                             Statement of Operations
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996

Investment Income
    Interest Income                                                                                   $          305,276
    Dividend income                                                                                              153,520
                                                                                                        -----------------
      Total income                                                                                               458,796

Expenses
      Investment advisory fee (Note 2)                                           $         920,742
      Custody and accounting                                                               125,602
      Legal and audit services                                                              32,620
      Registration costs                                                                    10,067
      Insurance                                                                              4,839
      Miscellaneous                                                                         18,991
                                                                                   ----------------
        Total expenses                                                                   1,112,861

           Net investment income (loss)                                                                         (654,065)
                                                                                                        -----------------

Realized and Unrealized Gain (Loss):
    Net realized gain (loss)
        Investment securities                                                           20,794,956
        Financial futures                                                                  717,750
                                                                                   ----------------
           Net realized gain (loss)                                                                           21,512,706

    Change in unrealized appreciation (depreciation)
        Investment securities                                                          (22,995,625)
        Financial futures                                                                  (42,850)
                                                                                   ----------------
           Change in net unrealized appreciation (depreciation)                                              (23,038,475)
                                                                                                        -----------------

           Net realized and unrealized gain (loss)                                                            (1,525,769)
                                                                                                        -----------------

           Net increase (decrease) in net assets from operations                                      $       (2,179,834)
                                                                                                        =================


                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Changes in Net Assets
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                               $            (654,065)
        Net realized gain (loss)                                                                              21,512,706
        Change in net unrealized appreciation (depreciation)                                                 (23,038,475)
                                                                                                     --------------------
            Net increase (decrease) in net assets from operations                                             (2,179,834)
                                                                                                     --------------------


     Capital transactions
        Assets contributed by Standish Small Capitalization Equity Fund at
            commencement (including unrealized appreciaiton of $55,359,029)                                  233,108,124
        Contributions                                                                                         39,060,115
        Withdrawals                                                                                          (23,335,985)
                                                                                                     --------------------
                                                                                                     --------------------
         Increase in net assets resulting from capital transactions                                          248,832,254
                                                                                                     --------------------

            Total increase (decrease) in net assets                                                          246,652,420

Net Assets:
     At beginning of period                                                                                            -
                                                                                                     --------------------

     At end of period                                                                              $         246,652,420
                                                                                                     ====================

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                               Supplementary Data
             For the period May 3, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                                  0.73%  *
     Net investment income (loss)                             (0.43%) *


Portfolio turnover                                            76%

Average broker commission per share                           $0.0434(1)

*    Annualized
(1) Amount represents the average commission per share paid to brokers on the purchase and sale or portfolio securities.

Notes to Financial Statements


(1)       Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B.   Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C.   Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D.    Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E.   Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001. These costs were paid for by the Investment Adviser and will be reimbursed by the Portfolio.

(2)       Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. SA&W voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets, for the year ended December 31, 1996. The Portfolio pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)       Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations from May 3, 1996 through December 31, 1996, were as follows:

                             Purchases                    Sales

Investments                 $193,914,188              $171,786,086
                       ==================        ==================




(4)       Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                         $216,266,037


Gross unrealized appreciation                           $43,840,116
Gross unrealized depreciation                           (11,774,088)
                                                 ===================
    Net unrealized appreciation                         $32,066,028
                                                 ===================




(5)       Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Portfolio's Prospectus and Statement of Additional Information. The Portfolio trades the following financial instruments with off-balance sheet risk:

           Options--
         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the period May 3, 1996 through December 31, 1996.

            Futures contracts--
         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. At December 31, 1996, the Portfolio held the following futures contracts:

                                                                                        Underlying       Unrealized
                Contract                          Position          Expiration        Face Amount      Appreciation
------------------------------------------      --------------      -----------      ---------------   --------------

MIDCAP 400 (28 contracts)                           Long             03/15/97            $3,592,400          $67,525
                                                                                     ===============   ==============


        At  December  31,  1996,  the  Portfolio  had   segregated   sufficient
         securities to cover margin requirements on open future contracts.

                           Independent Auditor's Report

To the Trustees of Standish, Ayer and Wood Master Portfolio and Investors of Standish Small Capitalization Equity Portfolio: We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio, including the portfolio of investments as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Fund II

                       Financial Statements for the Period
               from December23, 1996 (Commencement of operations)
                              to December 31, 1996

January 27, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of development at Standish, Ayer & Wood as they relate to the activities of the Investment Trust. The financial markets in 1996 provided another very fine year for our clients. Investment returns were quite favorable. U.S. stocks had another excellent year on top of a sensational 1995, and U.S. bonds generally earned the coupon, a somewhat surprising development given the very high bond returns of the previous year. Selected international stocks and hedged international bonds also recorded very high returns, the latter benefitting from protection against currency loss as the dollar appreciated. In addition to the positive market returns, we are delighted to report that in virtually all of the asset classes in which we operate, the Standish management efforts added value compared to the relevant benchmarks.

During this period in which our clients fared exceptionally well, Standish also had a successful year. Our assets under management grew modestly to $30 billion as new business offset some account losses. We attribute a slightly higher attrition of accounts to a wave of corporate mergers and pension fund restructuring, changes in asset allocation, and higher turnover in public funds where political considerations are sometimes paramount. Substantial increases in assets occurred in small capitalization U.S. equities where asset growth has met our self-imposed limits, management for high net worth individuals through our private client group, and mutual funds where aggregate assets under management now total $4.2 billion. One of the distinctive features of Standish is the longevity of many of our client relationships. We continue to work with three insurance company clients which retained Standish in 1934, 1940, and 1955, respectively. And it was with great pleasure that in 1996 we celebrated our twenty-fifth year of service to American Telephone.

We have also grown significantly as an enterprise. At the end of the year, our organization had 213 members (versus 198 at the end of 1995). We are particularly proud that 50 of the staff members are Chartered Financial Analysts
(CFAs) or the equivalent. Our investment team has had only minimal turnover. At midyear, Dave Murray, a Director and Treasurer, elected to take early retirement after twenty-two years of distinguished service. With that exception, the directorship remains unchanged, with 22 of us continuing as owners of the business.

In our letter a year ago, we mentioned our dissatisfaction with our efforts in managing international equity portfolios. We are particularly pleased to report that not only has performance improved, but we have brought aboard Remi Browne as the leader of our effort. Remi, who was elected Vice President of Standish and SIMCO in September, has had long experience in adding value to international equity portfolios at State Street Bank in Boston, and more recently at Ark Asset Management in New York.

During 1996, we introduced a number of new products. After extensive research, we began a quantitatively based program to manage international small capitalization equities. The results have been exceedingly favorable to date. As our existing Standish International Equity Fund was altered to include stock selection, we have begun a new investment discipline designed to focus on country selection. Due to the increasing appetite of investors for absolute returns, we have introduced a duration neutral bond strategy with the objective of delivering relatively high returns with very limited volatility by using derivatives to mitigate interest rate risk. Finally, we had concluded some time ago that in our style of U.S. small capitalization equities -- particularly given the focus on "micro caps" -- there is a finite amount we could manage effectively without risking liquidity or high transaction costs. Accordingly, having grown close to our asset target, we have closed the Small Cap Fund and have introduced the Standish Small Capitalization Equity Fund II with the same management style applied to companies with a median market capitalization of $500 million.

Fulfilling your objectives as our client must be our first priority. To that end, we are honing our research and the implementation of what we believe are solid, durable investment philosophies.

We are also making efforts to diversify our organization from a dependence on bond management. Our activities are both internal -- designing new products and marketing programs - and external -- looking to acquisitions, strategic partnership relationships, and the acquisition of minority interests. Among other initiatives designed to diversify our product and client base, we have begun a partnership relationship as well as an equity interest in Cypress Investments, Inc., an effort designed to acquire and manage bank-sponsored mutual funds on a private label basis.

We are confident that we have the people, resources, investment technology, and organizational stability to succeed. While both the investment world and Standish are changing at an accelerating pace, the successful business principles we have applied for many decades are still intact. Most importantly, we believe that we are in partnership with our clients to meet their financial needs. We are dedicated to working hard to fulfill your expectations in the years ahead, and we are confident we can achieve your and our objectives.

Sincerely yours,





Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                               Management Discussion

Launched in December, 1996, the Standish Small Capitalization Equity Fund II focuses on stocks of companies with a market capitalization under $1 billion. The average market capitalization as of 12/31/96 was $525 million.

The Standish Small Capitalization Equity Fund II is oriented toward high quality, rapidly growing companies. The emphasis is on investing in firms which are experiencing accelerating revenue growth and expanding profit margins. We seek companies with very strong business positions, operating in attractive industries, which have solid balance sheets. We also look for experienced management teams motivated by meaningful equity incentives. Finally, there is a sensitivity to the price at which we buy the stock: we prefer to buy a stock where the price-to-earnings ratio is less than the company's sustainable earnings growth rate.

The focus on sustainable rapidly growing companies leads to above average weightings in technology, healthcare and business services--three sectors which are likely to be growth leaders over the next 5-10 years.

We sincerely appreciate your interest in the Standish Small Capitalization Equity Fund II.





Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II


                       Statement of Assets and Liabilities
                                December 31, 1996

Assets:
     Investment in Standish Small Capitalization Equity Portfolio II (Portfolio) at value (Note 1A)      $       484,168
     Deferred organization costs (Note 1D)                                                                         9,180
     Receivable from Investment Adviser (Note 3)                                                                   7,588
                                                                                                           --------------
        Total assets                                                                                             500,936


Liabilities:
     Payable to investment adviser (Note 1D)                                         $          9,221
     Accrued accounting, custody and transfer agent fees                                          672
     Accrued trustees fees                                                                         85
     Accrued legal and audit fees                                                               6,790
                                                                                       ---------------
        Total liabilities                                                                                         16,768
                                                                                                           --------------


Net Assets                                                                                               $       484,168
                                                                                                           ==============


Net Assets consist of:
     Paid-in capital                                                                                     $       475,000
     Undistributed net investment income                                                                             198
     Net unrealized appreciation                                                                                   8,970
                                                                                                           ==============
        Total                                                                                            $       484,168
                                                                                                           ==============

Shares of beneficial interest outstanding                                                                         23,750
                                                                                                           ==============

Net asset value, offering price and redemption price per share                                          $          20.39
                                                                                                           ==============
     (Net assets/Shares outstanding)


                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                             Statement of Operations


      For the period December 23, 1996 (commencement of operations) through
                                December 31, 1996

Investment Income (Note 1B):
     Interest income allocated from Portfolio                                                            $            198
     Expenses allocated from Portfolio (net of Portfolio level reimbursement of $15,784)                                0
                                                                                                           ---------------
        Total income                                                                                                  198

Expenses:
        Accounting, custody and transfer agent fees                                               672
        Legal and audit services                                                                6,790
        Amortization of deferred organization costs (Note 1D)                                      41
        Trustees fees                                                                              85
                                                                                        --------------
            Total expenses                                                                      7,588

        Deduct:
        Reimbursement of Fund operating expenses                                               (7,588)
                                                                                        --------------

            Net expenses                                                                                                0
                                                                                                           ---------------

               Net Investment Income (loss)                                                                           198

Realized and Unrealized Gain (Loss):

        Change in unrealized appreciation from Portfolio                                                            8,970
                                                                                                           ---------------

                   Net increase (decrease) in net assets resulting from operations                       $          9,168
                                                                                                           ===============


                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statements of Changes in Net Assets

      For the period December 23, l996 (commencement of operations) through
                                December 31, l996






Increase (Decrease) in Net Assets:
From operations
     Net investment income                                                                               $            198
     Change in net unrealized appreciation                                                                          8,970
                                                                                                           ---------------
        Net increase (decrease) in net assets from operations                                                       9,168
                                                                                                           ---------------


Fund share transactions, (Note 4)
     Net proceeds from sale of shares                                                                             475,000
     Net asset value of shares issued to shareholders
        in payment of distributions declared                                                                                 -
     Cost of shares redeemed                                                                                                 -
                                                                                                           ---------------
Increase (decrease) in net assets from Fund share transactions                                                    475,000
                                                                                                           ---------------

        Net increase (decrease) in net assets                                                                     484,168

Net Assets:
     At beginning of period                                                                                             0
                                                                                                           ---------------

     At end of period (including undistributed net investment income of $198 at December 31, 1996)       $        484,168
                                                                                                           ===============




                     Standish, Ayer & Wood Master Portfolio
                  Standish Small Capitalization Equity Fund II


                              Financial Highlights


                                                                               For the period December 23, 1996
                                                                               (commencement of operations)
                                                                                to December 31, 1996
                                                                                ---------------------------

Net asset value-beginning of period                                                        $20.00
                                                                                -----------------

Income from investment Operations

     Net investment income (1)                                                               0.00
     Net realized and unrealized gain (loss
        on investments                                                                       0.39
                                                                                -----------------

        Total from investment operations                                                     0.39
                                                                                -----------------

Net asset value - end of period                                                            $20.39
                                                                                =================


Net Assets at end of period (000 omitted)                                                    $484

Ratios (to average daily net assets)/Supplemental Data:

     Expenses (1) *                                                                            N/A (2)
     Net Investment income*                                                                    N/A (2)


* Computed on annualized basis
(1)  Includes the Fund's share of Standish Small Capitalization Equity Portfolio II's allocated expenses.
(2)  Ratios are not meaningful due to the short period of operations.  All expenses were reimbursed by the investment adviser.

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust. The Fund invests all of its investable assets an interest of the Standish Small Capitalization Equity Portfolio II ( the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. .Investment security valuations--
         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. .Securities transactions and income--
         Securities transactions are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

     C. .Federal taxes--
         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     D. .Deferred organization expense--
         Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December 2002. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

     F.  Other-
         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the respective investors in the Portfolio.

(2).....Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3).....Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood (SA&W) for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the period ended December 31, 1996, the investment adviser voluntarily agreed to limit the operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to reimburse the Fund for its operating expenses of $7,588 for the period ended December 31, 1996. The Fund pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Fund from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4) ....Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the period from December 23, 1996 to December 31, 1996 aggregated $475,000 and $0, respectively.

(5) ....Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows: At December 31, 1996, substantially all of the outstanding shares of the Fund were owned by individuals affiliated with SA&W.

                                                      For the Period
                                                    December 23, 1996
                                              (commencement of operations) to
                                                    December 31, 1996
                                           -----------------------------------

Shares sold                                                    23,750
Shares issued to shareholders
      in payment of distribution declared                           -
Shares redeemed                                                     -
                                                  ====================
      Net increase (decrease)                                  23,750
                                                  ====================

                         Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II: We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), as of December 31, 1996 and the related statement of operations, the statement of changes in net assets and financial highlights for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II as of December 31, 1996, the results of its operations, changes in its net assets and financial highlights for the period from December 23, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 25, 1997

                     Standish, Ayer & Wood Master Portfolio
                   Standish Small Capitalization II Portfolio
                            Portfolio of Investments
                                December 31, 1996

                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Equities - 96.1%
-------------------------------------------------------------------------

Basic Industry - 1.1%
-------------------------------------------------------------------------
OM Group Inc.                                                                                     200          5,400
                                                                                                       --------------

Capital Goods - 5.7%
-------------------------------------------------------------------------
BE Aerospace Inc.*                                                                                300          8,138
Littelfuse Inc.*                                                                                  100          4,850
Newpark Resources Inc.*                                                                           200          7,450
Philip Environmental Inc.*                                                                        500          7,250
                                                                                                       --
                                                                                                         ------------
                                                                                                              27,688
                                                                                                       --------------
Consumer Stable - 4.9%
-------------------------------------------------------------------------
Arbor Drugs Inc.                                                                                  300          5,213
Hughes Supply Inc.                                                                                200          8,625
Martek Biosciences*                                                                               300          6,000
Robert Mondavi Corp.  Cl A*                                                                       100          3,650
                                                                                                       --
                                                                                                         ------------
                                                                                                              23,488
                                                                                                       --------------
Growth Cyclical - 4.9%
-------------------------------------------------------------------------
Abercrombie & Fitch Co.       *                                                                   300          4,950
Apple South Inc.                                                                                  300          4,050
Eagle Hardware & Garden Inc.*                                                                     200          4,150
Scientific Games Holdings Corp.*                                                                  400         10,700
                                                                                                       --
                                                                                                         ------------
                                                                                                              23,850
                                                                                                       --------------
Health Care - 24.3%
-------------------------------------------------------------------------
Access Health, Inc.*                                                                              200          8,950
Agouron Pharmaceuticals Inc.*                                                                     100          6,775
American Homepatient Inc.*                                                                        200          5,450
American Medical Response Inc.*                                                                   200          6,500
Curative Health Services, Inc.*                                                                   400         11,075
Genesis Health Ventures Inc.*                                                                     200          6,225
HCIA Inc.*                                                                                        300         10,350
Neurogen Corp*                                                                                    400          7,700
Orthodontic Centers of America   *                                                                600          9,600





                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Health Care - (continued)
-------------------------------------------------------------------------

Physician Sales & Service*                                                                        500  $       7,188
Rotech Medical Corp.*                                                                             400          8,400
Sepracor Inc.*                                                                                    400          6,650
Sofamor/Danek Group, Inc.*                                                                        200          6,100
Sunrise Assisted Living Inc.*                                                                     300          8,363
Vertex Pharmaceuticals Inc.*                                                                      200          8,050
                                                                                                       --
                                                                                                         ------------
                                                                                                             117,376
                                                                                                       --------------
Services - 33.4%
-------------------------------------------------------------------------
Affiliated Computer Services Cl A*                                                                200          5,950
American Management Systems Inc.*                                                                 400          9,800
American Radio Systems Corp.*                                                                     200          5,450
Bet Holdings Inc. Cl A*                                                                           200          5,750
Coach USA Inc.*                                                                                   300          8,700
Central Parking Corp.                                                                             300         10,050
Compdent Corporation*                                                                             300         10,575
Computer Horizons Corp.*                                                                          300         11,550
Computer Task Group Inc.                                                                          200          8,625
CRA Managed Care Inc.*                                                                            100          4,500
Devry Inc.*                                                                                       300          7,048
Emmis Broadcasting Corp.  Cl A*                                                                   200          6,550
Evergreen Media Corporation*                                                                      200          5,000
Fair Issac & Company Inc.                                                                         200          7,825
Globalstar Telecommunications*                                                                    200         12,600
Healthplan Services Corp.*                                                                        300          6,338
Norrell Corp.                                                                                     400         10,900
Quickresponse Services Inc.*                                                                      200          5,700
Scandinavian Broadcast Systems*                                                                   600         10,425
Technology Solutions Company*                                                                     200          8,300
                                                                                                       --
                                                                                                         ------------
                                                                                                             161,636
                                                                                                       --------------
Technology - 21.8%
-------------------------------------------------------------------------
Comverse Technology Inc.*                                                                         100          3,781
Credence Systems Corp.*                                                                           200          4,025
Dallas Semiconductor Corp.                                                                        200          4,600
Fusion Systems Corp.*                                                                             300          6,375
Gasonics Intl Corp.*                                                                              400          4,100
Geoworks*                                                                                         300          7,350
Hadco Corporation*                                                                                200          9,800
Industry Group Inc.*                                                                              300          7,725
JDA Software Group Inc.*                                                                          300          8,550



                                                                                                            Value
Security                                                                                       Shares     (Note 1A)
-------------------------------------------------------------------------                   ---------- --------------

Technology - (continued)
-------------------------------------------------------------------------
Natural Microsystems Corp.*                                                                       300  $       9,450
Photronics Inc.*                                                                                  300          8,175
PRI Automation Inc.*                                                                              100          4,550
Sanmina Corp.*                                                                                    100          5,650
Systemsoft Corp.*                                                                                 600          8,925
Vanstar Corporation*                                                                              300          7,350
Zygo Corp.*                                                                                       100          5,200
                                                                                                       --
                                                                                                         ------------
                                                                                                             105,606
                                                                                                       --------------
Total Equities (Cost $456,074)                                                                               465,044
                                                                                                       --------------

Total INVESTMENTS  (Cost $456,074) - 96.1%                                                                   465,044

Other Assets less Liabilities - 3.9%                                                                          19,124
                                                                                                       --------------

NET ASSETS - 100.0%                                                                                    $     484,168
                                                                                                       ==============

Notes to the Schedule of Investments:

*      Non-income producing security.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statement of Assets and Liabilities
                                December 31, 1996


Assets:
     Investments, at value (Note 1A) (identified cost, $456,074)                                        $       465,044
     Cash                                                                                                        18,917
     Interest receivable                                                                                            198
     Receivable from Investment Adviser                                                                          15,722
     Deferred organization costs (Note 1C)                                                                       30,602
                                                                                                          --------------
        Total assets                                                                                            530,483


Liabilities:
     Payable to investment adviser (Note 1E)                                         $        30,737
     Accrued investment advisory fee (Note 2)                                                     62
     Accrued expenses and other liabilities                                                   15,516
                                                                                       --------------
        Total liabilities                                                                                        46,315
                                                                                                          --------------


Net Assets (applicable to investors' beneficial interest)                                               $       484,168
                                                                                                          ==============



                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                             Statement of Operations
          For the period December 23, 1996 (commencement of operations)
                            through December 31, l996

Investment Income
        Interest income                                                                                 $           198

Expenses
        Investment advisory fee (Note 2)                                            $             62
        Trustees fees                                                                            100
        Amortization of organization costs (note 1F)                                              94
        Legal and audit services                                                              14,500
        Custody fees                                                                           1,002
        Miscellaneous                                                                             26
                                                                                      ---------------
            Total expenses                                                                                       15,784

        Waiver of investment advisory fee                                           $            (62)
        Reimbursement of operating expenses                                                  (15,722)
                                                                                      ---------------
            Total waiver of investment advisory fee and reimbursement of operating expenses                     (15,784)

            Net expenses                                                                                              0
                                                                                                          --------------

               Net investment income (loss)                                                                         198
                                                                                                          --------------

Realized and Unrealized Gain (Loss):

     Change in unrealized appreciation (depreciation) on investments                                              8,970
                                                                                                          --------------

               Net increase (decrease) in net assets from operations                                    $         9,168
                                                                                                          ==============



                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II


                       Statement of Changes in Net Assets
      For the period December 23, 1996 (commencement of operations) thorugh
                                December 31, 1996


Increase (Decrease) in Net Assets

     From operations
        Net investment income (loss)                                                                     $           198
        Change in net unrealized appreciation (depreciation)                                                       8,970
                                                                                                           --------------
            Increase in net assets from operations                                                                 9,168


     Capital transactions

        Contributions                                                                                            475,000
        Withdrawals                                                                                                          -
                                                                                                           --------------
        Increase (Decrease) in net assets resulting from capital transactions                                    475,000


            Total increase (decrease) in net assets                                                              484,168

Net Assets:
     At beginning of period                                                                                                  -
                                                                                                           --------------

     At end of period                                                                                    $       484,168
                                                                                                           ==============

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                               Supplementary Data
          For the period December 23, 1996 (commencement of operations)
                            through December 31, 1996







Ratios (to average daily net assets):
     Expenses                                                        N/A  *
     Net investment income                                           N/A  *

Average broker commission per share                            $0.2000(1)

Portfolio turnover                                                0.00%

* Ratios are not meaningful due to the short period of operations. All expenses were reimbursed by the Investment Adviser.

(1) Amount represents the average commission paid per share to brokers on the purchase and sale of portfolio securities.

                           Notes to Financial Statements

(1) ....Significant Accounting Policies:

         Standish,  Ayer & Wood Master  Portfolio  (the  "Portfolio  Trust") was
         organized as a master trust fund under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A...Investment security valuations--
         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B...Repurchase agreements--
         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C...Securities transactions and income--
         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D...Income Taxes--
         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E...Deferred Organizational Expenses--
         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through December 2001. These costs were paid for by the investment adviser and will be reimbursed by the portfolio.

(2).....Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. For the period ended December 31, 1996, the investment adviser voluntarily agreed to limit the Portfolio's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Portfolio's average daily net assets. Such expenses for the period ended December 31, 1996 were $15,784 and were reimbursed by the investment adviser. The Portfolio pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Portfolio from the investment adviser. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3).....Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                      Purchases              Sales

Investments                                $456,074                   $0
                                 ===================  ===================



(4).....Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:


Aggregate cost                                                    $456,074


Gross unrealized appreciation                                      $16,214
Gross unrealized depreciation                                       (7,244)
                                                         ==================
      Net unrealized appreciation (depreciation)                    $8,970
                                                         ==================

                           Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Small Capitalization Equity Portfolio II: We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio II, including the portfolio of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and supplementary data data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II as of December 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
February 25, 1997

This Report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus. Nothing herein is to be construed to be an offer of sale or solicitation or an offer to buy shares of the Fund. Such offer is made only by the Fund's prospectus, which includes details as to the offering and other material information.